Janus | Equity Funds

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2000 SEMIANNUAL REPORT

     Janus Fund                            Janus Olympus Fund
     Janus Balanced Fund                   Janus Overseas Fund
     Janus Enterprise Fund                 Janus Special Situations Fund
     Janus Equity Income Fund              Janus Strategic Value Fund
     Janus Global Life Sciences Fund       Janus Twenty Fund
     Janus Global Technology Fund          Janus Venture Fund
     Janus Growth and Income Fund          Janus Worldwide Fund
     Janus Mercury Fund

[LOGO] JANUS

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

Janus | Equity Funds

Table of Contents

To Our Shareholders .........................................   1

Portfolio Managers' Commentaries and Schedules of Investments

     Janus Fund .............................................   2

     Janus Balanced Fund ....................................   6

     Janus Enterprise Fund ..................................  11

     Janus Equity Income Fund ...............................  14

     Janus Global Life Sciences Fund ........................  18

     Janus Global Technology Fund ...........................  21

     Janus Growth and Income Fund ...........................  26

     Janus Mercury Fund .....................................  31

     Janus Olympus Fund .....................................  35

     Janus Overseas Fund ....................................  39

     Janus Special Situations Fund ..........................  44

     Janus Strategic Value Fund .............................  47

     Janus Twenty Fund ......................................  50

     Janus Venture Fund .....................................  53

     Janus Worldwide Fund ...................................  57

Statements of Operations ....................................  62

Statements of Assets and Liabilities ........................  64

Statements of Changes in Net Assets .........................  66

Financial Highlights ........................................  70

Notes to Schedules of Investments ...........................  78

Notes to Financial Statements ...............................  80

Explanations of Charts and Tables ...........................  83

                                                     [LOGO] JANUS

To Our | Shareholders

[PHOTO]
James Craig
chief investment officer

Gravity is one of the immutable laws of nature. In April, investors who had forgotten this most basic of scientific principles were reminded, quite painfully, that the rule stating "what goes up must come down" applies to technology stocks as well as apples.

Those who lost sight of the fundamentals and invested without any regard for valuation can perhaps be partially forgiven for their indiscretion. After all, there was more than enough optimism to go around in November when the tech-heavy Nasdaq Composite Index closed above 3,000 for the first time. Scarcely more than a month later, after surging past 4,000, pundits heralded the arrival of the "new economy" while predicting the demise of all things traditional. In March, when the Nasdaq hit 5,000, the euphoria reached a fever pitch.

However, history shows that rallies like the one that lifted the Nasdaq to dizzying heights are often followed by a correction - sometimes a dramatic one - that has a way of sorting out true, long-term investors from pure momentum players. This time, the reckoning came in April.

In the 17 years I've been in the business, I've never seen a more volatile month. Investors pushed stocks to record losses one day only to buy back in with almost equal enthusiasm the next. While such extremes can be unsettling, I am very pleased with our results during this turbulent period. We have always believed our job as stock-pickers is to find great companies that can perform well against any economic backdrop - in the words of Janus Enterprise Portfolio Manager Jim Goff, "to sort out the tennis balls from the eggs." While some of our favorite stocks gave ground during April, it's safe to say that we expect they will recover.

That said, I'd like to take this opportunity to describe our latest efforts to position Janus for continued success. In January, we closed Janus Global
Technology Fund to new investors, a move that was followed in May by the closings of Janus Worldwide Fund, Janus Olympus Fund and Janus Global Life Sciences Fund. These decisions were based on our desire to protect the interests of our existing shareholders by preserving each fund's flexibility. At the same time, in an effort to extend our stock-picking expertise into new areas, we announced the opening of Janus Strategic Value Fund in February. As I've said many times before, our every action is motivated by doing what we believe is best for our shareholders. These changes are no exception.

In closing, I'd like to thank you for your continued confidence in Janus.

/s/ Jim Craig

James Craig

Past performance does not guarantee future results.

                                          Janus Equity Funds / April 30, 2000  1

Janus | Fund

[PHOTO]
Blaine Rollins
portfolio manager

In my first letter to you as portfolio manager of Janus Fund, I'm pleased to report that for the six months ended April 30, 2000, the Fund gained 21.12% versus a gain of only 7.18% for the S&P 500 Index.(1) This performance earned the Fund a top-quartile ranking for the 12 months ended April 30, 2000, placing it 104th out of 457 large-cap growth funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The Fund's performance over the past six months was gratifying, particularly when one considers the market's volatility in March and April. The credit for the Fund's success goes directly to our team of analysts, who continue to work tirelessly, spending countless hours trotting the globe in search of and getting to know the dominant franchises of tomorrow.

One company we believe will emerge as a future leader was created in January by the merger of Internet bellwether America Online and media colossus Time Warner. We believe the union will marry the best content with the best Internet distribution, creating exciting synergies and cross-selling opportunities. TimeWarner/AOL remains Janus Fund's largest position.

Cellular handset manufacturer Nokia was another of our best performers. The company continued to post earnings stronger than most Wall Street analysts expected, and the stock responded favorably. Even more significant than excellent results, however, are global cellular penetration rates, which are accelerating from 1999's already impressive levels. Meanwhile, the introduction of wireless data has emerged as an additional catalyst for Nokia as existing cellular subscribers upgrade to Web-enabled phones. In Japan, uptake for the service has been spectacular. More than four million users signed on by the end of 1999 - far more than previously projected. We look for wireless data to enjoy similar success in the U.S. and U.K. in the second half of 2000.

The continuing boom in cell phone usage has also placed a strong wind at the backs of companies supplying components to the manufacturers of wireless communications hardware. Microchip maker Texas Instruments, whose digital signal-processing chips powered roughly two-thirds of all cellular handsets sold worldwide in 1999, is an excellent example.

Other strong performers included our position in Enron, which is regarded by many investors as a natural gas company. However, this description is incomplete. In actuality, Enron has many diverse operations including a burgeoning telecommunications division, a retail energy services arm and a trading operation, which has created a market for bandwidth and weather futures. Memory storage device maker EMC also contributed positively. Demand for EMC's products is strongly correlated with the overall growth of the Internet. Consider that each time an e-tailer adds a new product to its Web site or whenever someone sends another e-mail, more data is created. This data needs to be stored somewhere, and EMC's products offer the best solution.

The market's volatility also gave us the chance to buy or add to our positions in some great companies at discounted prices. For example, when shares of fast-food giant McDonald's declined, we backed up the truck and bought more than 10 million more shares. An evolving menu and new technology -

Portfolio Profile                              April 30, 2000   October 31, 1999
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Equities                                                95.3%              94.5%
  Foreign                                               10.9%               8.7%
    European                                             7.8%               4.8%
Top 10 Equities (% of Assets)                           40.6%              40.9%
Number of Stocks                                           84                 62
Cash, Cash Equivalents &
   Fixed-Income Securities                               4.7%               5.5%
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Top 5 Industries                               April 30, 2000   October 31, 1999
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Multimedia                                              10.7%               7.2%
Circuits                                                 6.6%               5.7%
Cable Television                                         5.5%               8.2%
Pipelines                                                4.3%               2.9%
Electronic Components
  - Semiconductors                                       4.1%               3.4%
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Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
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Time Warner, Inc.                                        8.3%               5.8%
Comcast Corp. - Special Class A                          4.1%               5.7%
Cisco Systems, Inc.                                      3.9%               4.2%
Texas Instruments, Inc.                                  3.7%               3.3%
Enron Corp.                                              3.7%               2.9%
Nokia Oyj                                                3.7%               2.7%
General Electric Co.                                     3.5%               3.5%
Linear Technology Corp.                                  3.5%               3.0%
Maxim Integrated Products, Inc.                          3.1%               2.7%
McDonald's Corp.                                         3.1%               0.6%
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(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a large-cap growth fund as one that "invests at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average." As of April 30, 2000, Janus Fund ranked 41/194 of large-cap growth funds for the 5-year period and 15/67 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

2  Janus Equity Funds / April 30, 2000
specifically the company's "Made For You" sandwich assembly machines - should keep revenues strong and push costs lower, a combination we believe will result in resurgent profit growth for the Golden Arches.

Although we were pleased with the Fund's overall showing, there were a few disappointments. For example, we sold our position in automotive insurer Progressive after several of the company's largest competitors aggressively cut prices in an effort to capture market share. These cuts created a hyper-competitive environment that we were unwilling to endure despite Progressive's obvious advantages over many of its peers.

Our positions in Royal Caribbean and Carnival Cruises also surrendered gains after investors became concerned that slower bookings during the first six months of 2000 would hinder earnings growth. Despite the stock's decline, we believe cruising continues to take share of the leisure dollar from other forms of vacation. Consequently, we remain optimistic about the companies' long-term growth prospects and have held onto the positions.

Looking ahead, with the interest rate climate appearing unfriendly, volatility will likely intensify. However, we'll stay focused on what we do best: finding the best companies in the world. We firmly believe that by getting to know our companies better than anyone we can eliminate surprises, giving us the potential to deliver solid long-term results.

Thank you for your investment in Janus Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($1,670,320) as compared to the S&P 500 Index ($502,543).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 36.64%
Five Year, 30.18%
Ten Year, 21.70%
Since 2/5/70*, 18.45%

Janus Fund - $1,670,320

S&P 500 Index - $502,543

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

SCHEDULE OF INVESTMENTS  (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 95.2%
Aerospace and Defense - 0.2%
     3,613,710    Lockheed Martin Corp. ....................    $     89,891,036

Agricultural Biotechnology - 0.3%
     3,117,490    Pharmacia Corp. ..........................         155,679,657

Broadcast Services and Programming - 3.2%
    17,074,520    AT&T Corp./Liberty Media Group - Class A*          852,658,843
     9,296,538    Clear Channel Communications, Inc.* ......         669,350,736
                                                                   1,522,009,579

Cable Television - 5.5%
     3,574,015    Adelphia Communications Corp. - Class A* .         177,137,118
     6,156,585    Charter Communications, Inc. - Class A* ..          90,424,842
    47,508,680    Comcast Corp. - Special Class A* .........       1,903,316,493
    67,395,688    Telewest Communications PLC* .............         411,560,665

                                                                   2,582,439,118

Casino Hotels - 0.4%
    15,019,560    Park Place Entertainment Corp.* ..........         192,438,113

Cellular Telecommunications - 3.2%
     5,607,580    Nextel Communications, Inc. - Class A* ...         613,679,536
        15,101    NTT DoCoMo, Inc.** .......................         504,430,605
     3,395,275    Sprint Corp./PCS Group* ..................         186,740,125
     1,671,010    VoiceStream Wireless Corp.* ..............         165,429,990
       459,906    Winstar Communications, Inc.* ............          18,338,752

                                                                   1,488,619,008

Circuits - 6.6%
    28,723,210    Linear Technology Corp.# .................    $  1,640,813,371
    22,536,340    Maxim Integrated Products, Inc.*,# .......       1,460,636,536

                                                                   3,101,449,907

Commercial Banks - 0.4%
       245,580    M&T Bank Corp. ...........................         107,871,015
       458,810    U.S. Trust Corp. .........................          70,599,389

                                                                     178,470,404

Commercial Services - 0.7%
     6,410,530    Paychex, Inc. ............................         337,354,141

Computer Data Security - 0.2%
       747,540    VeriSign, Inc.* ..........................         104,188,387

Computers - Memory Devices - 2.0%
     5,647,385    EMC Corp.* ...............................         784,633,553
     1,374,690    VERITAS Software Corp.* ..................         147,456,982

                                                                     932,090,535

Computers - Micro - 2.9%
     2,154,565    Apple Computer, Inc.* ....................         267,300,720
    12,019,960    Sun Microsystems, Inc.* ..................       1,105,085,073

                                                                   1,372,385,793

Cosmetics and Toiletries - 0.9%
     7,699,040    Colgate-Palmolive Co. ....................         439,807,660

See Notes to Schedules of Investments.

                                          Janus Equity Funds / April 30, 2000  3

Janus | Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Cruise Lines - 0.8%
     6,883,665    Carnival Corp. ...........................    $    171,231,167
     9,130,200    Royal Caribbean Cruises, Ltd.# ...........         190,022,288

                                                                     361,253,455

Data Processing and Management - 1.0%
     8,299,660    Automatic Data Processing, Inc. ..........         446,625,454

Distribution and Wholesale - 1.4%
    12,012,314    Costco Wholesale Corp.* ..................         649,415,726

Diversified Financial Services - 0.2%
     2,086,660    Household International, Inc. ............          87,118,055

Diversified Operations - 3.5%
    10,561,585    General Electric Co. .....................       1,660,809,241

E-Commerce - 0.6%
     2,326,380    Amazon.com, Inc.* ........................         128,387,096
       949,760    eBay, Inc.* ..............................         151,189,920

                                                                     279,577,016

Electronic Components - 0.9%
     1,066,000    Murata Manufacturing Company, Ltd.** .....         207,140,499
     7,293,000    NEC Corp.** ..............................         198,400,181

                                                                     405,540,680

Electronic Components - Semiconductors - 4.1%
     2,719,688    Conexant Systems, Inc.* ..................         162,841,319
    10,800,205    Texas Instruments, Inc. ..................       1,759,083,389

                                                                   1,921,924,708

Enterprise Software and Services - 1.7%
     1,027,390    Aspect Development, Inc.* ................          71,018,334
     8,689,215    BEA Systems, Inc.* .......................         419,254,624
     2,484,200    i2 Technologies, Inc.* ...................         321,082,850

                                                                     811,355,808

Fiber Optics - 0.4%
       833,280    E-Tek Dynamics, Inc.* ....................         170,614,080

Finance - Credit Card - 1.9%
     6,010,585    American Express Co. .....................         901,963,412

Finance - Investment Bankers/Brokers - 4.0%
    23,876,720    Charles Schwab Corp. .....................       1,062,514,040
     8,153,945    Merrill Lynch & Company, Inc. ............         831,192,768

                                                                   1,893,706,808

Identification Systems and Devices - 0.9%
     7,311,627    Symbol Technologies, Inc.# ...............         407,623,205

Internet Content - 1.9%
     4,183,025    Network Solutions, Inc.* .................         619,087,700
     1,012,500    Softbank Corp.** .........................         249,834,427

                                                                     868,922,127

Internet Software - 2.6%
     9,392,025    America Online, Inc.* ....................         561,760,495
     2,744,867    Exodus Communications, Inc.* .............         242,749,175
     1,430,785    Inktomi Corp.* ...........................         220,251,466
     2,043,260    TIBCO Software, Inc.* ....................         181,977,844

                                                                   1,206,738,980

Leisure and Recreation Products - 0.7%
    35,999,428    EMI Group PLC ............................         346,441,215

Life and Health Insurance - 1.4%
     7,729,930    John Hancock Financial Services, Inc.* ...         141,071,223
    34,564,706    Prudential PLC ...........................         535,135,908

                                                                     676,207,131

Medical - Biomedical and Genetic - 0.7%
     2,980,290    Genentech, Inc.* .........................    $    348,693,930

Medical - Drugs - 0.4%
     4,198,914    AstraZeneca Group PLC ....................         176,679,686

Medical Instruments - 0.3%
     2,294,985    Medtronic, Inc. ..........................         119,195,783

Medical Products - 0.4%
     2,483,820    Johnson & Johnson ........................         204,915,150

Money Center Banks - 2.6%
    29,636,100    Bank of New York Company, Inc. ...........       1,216,932,356

Multimedia - 10.7%
    43,238,572    Time Warner, Inc. ........................       3,888,769,069
    20,954,865    Viacom, Inc. - Class B* ..................       1,139,420,784

                                                                   5,028,189,853

Networking Products - 3.9%
    26,609,570    Cisco Systems, Inc.* .....................       1,844,791,595

Oil Companies - Integrated - 0.2%
     1,635,110    Coastal Corp.* ...........................          82,062,083

Optical Supplies - 0.7%
     5,606,035    Allergan, Inc. ...........................         330,055,311

Pipelines - 4.3%
     6,874,890    El Paso Energy Corp. .....................         292,182,825
    25,084,450    Enron Corp. ..............................       1,748,072,609

                                                                   2,040,255,434

Publishing - Newspapers - 0.3%
     3,542,355    New York Times Co. - Class A .............         145,900,747

Radio - 1.1%
    15,382,325    Infinity Broadcasting Corp. - Class A*,#           522,037,655

Retail - Building Products - 1.0%
     8,056,430    Home Depot, Inc. .........................         451,663,607

Retail - Office Supplies - 0.8%
    20,219,815    Staples, Inc.* ...........................         385,440,223

Retail - Restaurants - 3.1%
    37,989,955    McDonald's Corp. .........................       1,448,367,034

Savings/Loan/Thrifts - 0.3%
     4,517,775    Washington Mutual, Inc. ..................         115,485,623

Super-Regional Banks - 0.6%
     4,601,505    Northern Trust Corp. .....................         295,071,508

Telecommunication Equipment - 3.7%
     7,542,420    Nokia Oyj ................................         433,688,683
    22,595,459    Nokia Oyj (ADR) ..........................       1,285,116,731

                                                                   1,718,805,414

Telecommunication Services - 2.3%
    16,144,883    Cox Communications, Inc. - Class A* ......         691,202,803
     2,341,560    Level 3 Communications, Inc.* ............         208,398,840
     2,452,230    NTL, Inc.* ...............................         187,595,595

                                                                   1,087,197,238

Telephone - Integrated - 1.6%
    22,262,161    Telefonica S.A.* .........................         496,611,475
     4,585,360    Telefonos de Mexico S.A (ADR) ............         269,676,485

                                                                     766,287,960

Television - 1.3%
     5,521,654    Univision Communications, Inc. - Class A*          603,240,700

See Notes to Schedules of Investments.

4  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS  (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Wireless Equipment - 0.4%
     1,141,470    Aether Systems, Inc.* ....................    $    190,036,920
--------------------------------------------------------------------------------
Total Common Stock (cost $27,831,549,530) ..................      44,713,966,249
--------------------------------------------------------------------------------
Corporate Bonds - 0.8%
Broadcast Services and Programming - 0.1%
$   19,150,000    AT&T Corp./Liberty Media Group, 4.00%
                    convertible mortgage backed bonds
                    due 11/15/29 ...........................          24,966,813

E-Commerce - 0.3%
   173,246,000    Amazon.com, Inc., 4.75%
                    convertible subordinated debentures
                    due 2/1/09+ ............................         145,959,756

Telecommunication Services - 0.5%
   178,190,000    Cox Communications, Inc., 3.00%
                    convertible subordinated debentures
                    due 3/14/30 ............................         167,721,338

    50,000,000    NTL, Inc., 5.75%
                    convertible subordinated notes
                    due 12/15/09+ ..........................          43,937,500

                                                                     211,658,838
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $451,220,703) ..................         382,585,407
--------------------------------------------------------------------------------
Foreign Bond - 0.1%
E-Commerce - 0.1%
EUR 88,937,000    Amazon.com, Inc., 6.875%
                    convertible subordinated notes
                    due 2/16/10 (cost $79,453,548) .........          66,050,803
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Cellular Telecommunications - 0.1%
                  Winstar Communications, Inc.:
       308,172      Series D, convertible, 7.00% ...........          20,069,702
        27,740      Series F, convertible, 7.25% ...........          31,346,200
--------------------------------------------------------------------------------
Total Preferred Stock (cost $53,537,521) ...................          51,415,902
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.1%
                  Deutsche Bank A.G.
$   50,000,000      6.03%, 5/17/00
                    (amortized cost $49,866,000) ...........          49,866,000
--------------------------------------------------------------------------------
Time Deposit - 0.7%
                  Societe Generale, New York
   305,500,000      5.93%, 5/1/00 (cost $305,500,000) ......         305,500,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.6%
                  Fannie Mae:
$   75,000,000      5.91%, 8/17/00 .........................    $     73,593,750
   200,000,000      6.06%, 8/21/00 .........................         196,110,000
                  Federal Home Loan Bank System:
   200,000,000      5.89%-5.94%, 6/30/00 ...................         197,980,000
   100,000,000      5.95%, 7/10/00 .........................          98,802,000
   100,000,000      5.93%, 7/24/00 .........................          98,562,000
   200,000,000      5.97%, 7/25/00 .........................         197,090,000
   100,000,000      5.94%, 8/1/00 ..........................          98,402,000
   100,000,000      5.97%, 8/7/00 ..........................          98,298,000
    50,000,000      5.91%, 8/23/00 .........................          49,010,000
    75,000,000      6.01%, 9/1/00 ..........................          73,395,750
    50,000,000      5.97%, 9/7/00 ..........................          48,878,000
   100,000,000      5.90%, 9/25/00 .........................          97,443,000
   100,000,000      6.05%, 10/16/00 ........................          97,069,000
    50,000,000      6.03%, 10/25/00 ........................          48,456,000
    75,000,000      5.99%, 11/27/00 ........................          72,273,750
    25,000,000      5.97%, 12/4/00 .........................          24,047,500
                  Freddie Mac:
    50,000,000      6.05%, 10/6/00 .........................          48,621,500
    50,000,000      6.09%, 10/12/00 ........................          48,562,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,667,929,583) .......       1,666,594,750
--------------------------------------------------------------------------------
Total Investments (total cost $30,439,056,885) - 100.6% ....      47,235,979,111
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6%)    (289,241,396)
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $ 46,946,737,715
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Finland                                  3.6%                   $  1,718,805,414
Japan                                    2.4%                      1,159,805,712
Mexico                                   0.6%                        269,676,485
Spain                                    1.1%                        496,611,475
United Kingdom                           3.1%                      1,469,817,474
United States++                         89.2%                     42,121,262,551
--------------------------------------------------------------------------------
Total                                  100.0%                   $ 47,235,979,111

++Includes Short-Term Securities (84.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Japanese Yen 9/1/00          10,000,000,000    $   94,647,495   $      (201,754)
Japanese Yen 9/8/00          67,000,000,000       634,982,613         15,188,760
Japanese Yen 9/14/00         35,560,000,000       337,399,971          (815,321)
--------------------------------------------------------------------------------
Total                                          $1,067,030,079   $     14,171,685

See Notes to Schedules of Investments.

                                          Janus Equity Funds / April 30, 2000  5

Janus | Balanced Fund

[PHOTO]
Karen L. Reidy
portfolio manager

For the  six-month  period  ended April 30,  2000,  Janus  Balanced  Fund gained
10.08%, while the S&P 500 Index returned 7.18% and the Lehman Brothers Government/Corporate Bond Index rose 1.51%.(1) As the new portfolio manager of the Fund, I'm pleased to report that these results helped the Fund achieve top-quartile performance for the 12 months ended April 30, 2000, placing it 61st out of 461 balanced funds ranked by Lipper, Inc., a leading mutual fund rating company.(2)

Given the extreme volatility that rocked the financial markets, I'd like to briefly discuss the challenges we faced and the steps we took to weather the ups and downs. As is often the case, the volatility was triggered by fears of higher interest rates. This, in turn, prompted a sell-off in many stocks, especially toward the end of the period. In the bond markets, investors flocked to long-term Treasury securities after the U.S. Treasury Department launched a $30 billion debt buyback plan, causing the spread between longer-maturity Treasuries and corporate bonds to widen. Corporate debt suffered as a result.

Amid this uncertainty, we stayed focused on uncovering companies led by outstanding management teams committed to growing their top lines and improving returns on capital. Additionally, we slightly increased our cash position to take advantage of several compelling opportunities. Finally, because the Treasury buyback created an atypical environment for bonds, we repositioned the fixed-income component of the Fund to reflect a more even mix of Treasuries and corporate debt securities.

Although the market downturn inflicted heavy damage on technology stocks, many of our holdings in this area, including Texas Instruments and EMC Corp., were among our top performers. Texas Instruments continued to gain share in the analog semiconductor market as it solidified its position as the leading maker of digital signal processors, or DSPs, which power wireless phones. Moreover, Texas Instruments has unveiled two new DSPs that will supply the speed and power needed for personal wireless multimedia Internet devices currently in development. EMC is the preeminent maker of memory storage and retrieval systems for large mainframe computers. The company recently introduced a host of new products to attack the middle market and support network-attached storage, which enables servers to have their own, rather than a shared, storage unit, allowing users to access data more quickly and efficiently. As EMC and Texas Instruments continue to pioneer new leading-edge technology, we remain extremely optimistic about their prospects going forward.

Enron Corporation was another standout performer. The world's largest energy trader, Enron is well positioned to leverage the ongoing deregulation of power markets in the U.S. and overseas. But it's Enron's focus on another fast-growing area - broadband telecommunications - that we are particularly enthusiastic about. The company is building a global broadband network using its existing interstate gas pipeline as a platform for carrying data from one point to another at very high speeds. We think the potential for these services is enormous, and, as a

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                39.8%              36.9%
Fixed-Income Securities
   U.S. Government Obligations                          15.6%              11.3%
   Investment-Grade
      Corporate Bonds                                   21.7%              17.7%
   High-Yield/High-Risk
      Corporate Bonds                                    6.9%              19.5%
   Preferred Stock                                       5.7%              12.4%
Top 10 Equities/Preferred
   (% of Assets)                                        18.5%              23.4%
Number of Stocks                                           60                 53
Cash & Cash Equivalents                                 10.3%               2.2%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Diversified Financial Services                           5.1%                --
Cable Television                                         4.8%              13.7%
Telecommunication Services                               4.7%               5.0%
Cellular Telecommunications                              4.0%               1.0%
Diversified Operations                                   3.5%               3.4%
--------------------------------------------------------------------------------
Top 10 Equity/Preferred Holdings               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
General Electric Co.                                     3.2%               0.5%
Reliant Energy, Inc., convertible, 7.00%
  (Time Warner, Inc.)                                    3.1%               6.9%
EMC Corp.                                                2.2%                --
Nokia Oyj                                                2.0%               0.8%
Automatic Data Processing, Inc.                          1.4%               1.0%
Texas Instruments, Inc.                                  1.4%               0.7%
AT&T Corp./Liberty Media Group - Class A                 1.4%               0.5%
Comcast Corp., convertible, 2.00%
  (Sprint Corp./PCS Group)                               1.3%                --
Comcast Corp. - Special Class A                          1.3%               1.6%
Telefonica S.A                                           1.2%                --
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a balanced fund as "a fund whose primary objective is to conserve principal by maintaining at all times a balanced fund of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%." As of April 30, 2000, Janus Balanced Fund ranked 3/235 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

6  Janus Equity Funds / April 30, 2000
result, believe the value of Enron's broadband assets could ultimately exceed that of its market-making operations in natural gas and electricity. Therefore, we expect the company to reward us with exceptional results well into the future.

While we were pleased with the Fund's overall performance, working against us was radio company Infinity Broadcasting Corporation, which declined on investor perceptions that the radio industry could not sustain its rapid rate of growth. Additionally, a pullback in advertising spending by the so-called "dot-com" companies, while amounting to a small percentage of revenues, disproportionately affected results. Cable operator Comcast Corporation was also a disappointment. Despite company fundamentals that have never been better, Comcast declined as cable stocks across the board fell out of favor. Nevertheless, our rigorous research has led us to conclude that these downturns are temporary, and we therefore elected to hold both positions.

Looking forward, we expect the recent market volatility to persist as long as the economy shows few signs of slowing. Of course, under these circumstances many investors are inclined to stay close to their computer screens in order to monitor daily market fluctuations. We, on the other hand, believe this is the perfect time to get out there and beat the bushes - paying a research visit to our companies, attending a user's conference or an industry forum - to bolster our confidence in our holdings and reaffirm our reasons for investing.

Thank you for your investment in Janus Balanced Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2000 . The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($36,202) as compared to the S&P 500 Index ($41,255) and the Lehman Brothers Government/Corporate Bond Index ($16,023).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 12.89%
Five Year, 22.05%
Since 9/1/92*, 18.29%

Janus Balanced Fund - $36,202

S&P 500 Index - $41,255

Lehman Brothers
Government/Corporate
Bond Index - $16,023

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

SCHEDULE OF INVESTMENTS  (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 39.8%
Agricultural Biotechnology - 0.6%
       538,825    Pharmacia Corp. ..........................    $     26,907,573

Audio and Video Products - 0.2%
       150,240    Gemstar International Group, Ltd.* .......           6,948,600

Brewery - 0.1%
        85,750    Anheuser-Busch Companies, Inc. ...........           6,050,734

Broadcast Services and Programming - 1.4%
     1,141,785    AT&T Corp./Liberty Media Group - Class A*           57,017,888

Cable Television - 1.3%
     1,328,287    Comcast Corp. - Special Class A* .........          53,214,498

Cellular Telecommunications - 1.3%
        99,700    Nextel Communications, Inc. - Class A* ...          10,910,919
       665,660    Sprint Corp./PCS Group* ..................          36,611,300
       152,980    Vodafone AirTouch PLC (ADR)** ............           7,190,060

                                                                      54,712,279
Chemicals - Diversified - 1.0%
     2,206,660    Lyondell Chemical Co. ....................          40,547,377

Chemicals - Specialty - 0.2%
       206,415    Praxair, Inc. ............................           9,172,566

Circuits - 1.3%
       433,100    Linear Technology Corp. ..................          24,740,837
       430,980    Maxim Integrated Products, Inc.* .........          27,932,891

                                                                      52,673,728

Commercial Services - 0.5%
       408,497    Paychex, Inc. ............................    $     21,497,155

Computer Data Security - 0.7%
       211,670    VeriSign, Inc.* ..........................          29,501,506

Computers - Memory Devices - 2.6%
       655,715    EMC Corp.* ...............................          91,103,403
       179,520    VERITAS Software Corp.* ..................          19,256,325

                                                                     110,359,728

Computers - Micro - 0.9%
       409,000    Sun Microsystems, Inc.* ..................          37,602,438

Cruise Lines - 0.4%
       758,741    Royal Caribbean Cruises, Ltd. ............          15,791,297

Data Processing and Management - 1.4%
     1,086,550    Automatic Data Processing, Inc. ..........          58,469,972

Distribution and Wholesale - 0.4%
       320,770    Costco Wholesale Corp.* ..................          17,341,628

Diversified Financial Services - 1.2%
       905,095    Associates First Capital Corp. - Class A .          20,081,795
       531,200    Citigroup, Inc. ..........................          31,573,200

                                                                      51,654,995

Diversified Operations - 3.2%
       851,540    General Electric Co. .....................         133,904,665

Electronic Components - Semiconductors - 1.4%
       350,465    Texas Instruments, Inc. ..................          57,081,987

See Notes to Schedules of Investments.

                                          Janus Equity Funds / April 30, 2000  7

Janus | Balanced Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Enterprise Software and Services - 1.0%
       512,305    Oracle Corp.* ............................    $     40,952,381

Fiber Optics - 0.6%
       130,705    Corning, Inc. ............................          25,814,238

Finance - Credit Card - 1.0%
       283,480    American Express Co. .....................          42,539,718

Finance - Investment Bankers/Brokers - 0.8%
       766,905    Charles Schwab Corp. .....................          34,127,273

Identification Systems and Devices - 0.7%
       554,377    Symbol Technologies, Inc. ................          30,906,517

Internet Content - 0.4%
       140,970    DoubleClick, Inc.* .......................          10,696,099
        44,170    Network Solutions, Inc.* .................           6,537,160

                                                                      17,233,259

Internet Software - 0.6%
       401,965    America Online, Inc.* ....................          24,042,532

Life and Health Insurance - 0.9%
     2,406,830    Prudential PLC** .........................          37,262,899

Medical - Biomedical and Genetic - 0.6%
       229,920    Genentech, Inc.* .........................          26,900,640

Medical - Drugs - 0.9%
       296,970    King Pharmaceuticals, Inc.* ..............          14,662,894
       511,550    Pfizer, Inc. .............................          21,549,044

                                                                      36,211,938

Money Center Banks - 0.3%
       394,725    Bank of New York Company, Inc. ...........          16,208,395

Multi-Line Insurance - 0.3%
       106,940    American International Group, Inc. .......          11,729,981

Multimedia - 1.1%
       868,730    Viacom, Inc. - Class B* ..................          47,237,194

Networking Products - 1.2%
       702,925    Cisco Systems, Inc.* .....................          48,732,472

Optical Supplies - 0.2%
       176,035    Allergan, Inc. ...........................          10,364,061

Pipelines - 0.6%
       354,030    Enron Corp. ..............................          24,671,466

Radio - 1.6%
       330,385    Hispanic Broadcasting Corp.* .............          33,389,534
       934,725    Infinity Broadcasting Corp. - Class A* ...          31,722,230

                                                                      65,111,764

Retail - Building Products - 0.8%
       601,641    Home Depot, Inc. .........................          33,729,499

Retail - Discount - 1.0%
       724,870    Wal-Mart Stores, Inc. ....................          40,139,676

Retail - Office Supplies - 0.5%
                  1,139,190 Staples, Inc.* .................          21,715,809

Telecommunication Equipment - 2.0%
       143,312    Nokia Oyj ................................           8,240,431
     1,296,204    Nokia Oyj (ADR) ..........................          73,721,603

                                                                      81,962,034

Telecommunication Services - 0.6%
       198,895    Cox Communications, Inc. - Class A* ......           8,515,192
       715,185    McLeodUSA, Inc. - Class A* ...............          17,879,625

                                                                      26,394,817

Telephone - Integrated - 1.2%
     2,188,369    Telefonica S.A.* .........................    $     48,816,876
        31,270    Telefonica S.A. (ADR)* ...................           2,071,638

                                                                      50,888,514

Television - 0.8%
       317,242    Univision Communications, Inc. - Class A*           34,658,689
--------------------------------------------------------------------------------
Total Common Stock (cost $1,310,834,534) ...................       1,669,986,380
--------------------------------------------------------------------------------
Corporate Bonds - 27.6%
Beverages - Non-Alcoholic - 0.6%
                  Coca-Cola Enterprises, Inc.:
$    3,550,000      6.625%, notes, due 8/1/04 ..............           3,430,187
    24,000,000      7.125%, notes, due 9/30/09 .............          23,160,000

                                                                      26,590,187

Brewery - 0.1%
                  Anheuser-Busch Companies, Inc.:
     4,000,000      6.90%, notes, due 10/1/02 ..............           3,950,000
     1,000,000      5.75%, notes, due 4/1/10 ...............             867,500

                                                                       4,817,500

Broadcast Services and Programming - 0.9%
    39,200,000    AT&T Corp./Liberty Media Group, 7.875%
                    bonds, due 7/15/09 .....................          37,485,000

Cable Television - 1.4%
    11,980,000    Adelphia Communications Corp., 10.50%
                    senior notes, due 7/15/04 ..............          12,054,875
     1,500,000    Century Communications Corp., 8.875%
                    senior notes, due 1/15/07 ..............           1,387,500

                  CSC Holdings, Inc.:
     8,000,000      8.125%, senior notes, due 7/15/09 ......           7,580,000
    11,200,000      8.125%, debentures, due 8/15/09 ........          10,584,000
     6,000,000    FrontierVision Holdings L.P., 11.00%
                    senior subordinated notes, due 10/15/06            6,120,000
    11,905,000    Jones Intercable, Inc., 7.625%
                    senior notes, due 4/15/08 ..............          11,473,444
     9,062,000    Telewest Communications PLC, 9.875%
                    senior notes, due 2/1/10**,+ ...........           8,880,760

                                                                      58,080,579

Cellular Telecommunications - 2.7%
                  Nextel Communications, Inc.:
    13,850,000      4.75%, convertible senior notes
                    due 7/1/07 .............................          33,638,187
    46,529,000      9.375%, senior notes, due 11/15/09 .....          44,435,195
     3,300,000    Orange PLC, 9.00%
                    senior notes, due 6/1/09** .............           3,382,500
    33,000,000    VoiceStream Wireless Corp., 10.375%
                    senior notes, due 11/15/09+ ............          33,495,000

                                                                     114,950,882

Chemicals - Diversified - 1.8%
                  E.I. du Pont de Nemours and Co.:
       550,000      6.50%, notes, due 9/1/02 ...............             539,000
    40,000,000      6.75%, notes, due 10/15/04 .............          39,100,000
    15,850,000      6.875%, notes, due 10/15/09 ............          15,216,000
    21,786,000    Lyondell Chemical Co., 9.625%
                    secured notes, due 5/1/07 ..............          21,486,442

                                                                      76,341,442

Computers - Memory Devices - 0.6%
    13,960,000    EMC Corp., 6.00%
                    convertible subordinated notes
                    due 5/15/04 ............................          23,034,000

See Notes to Schedules of Investments.

8  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Computers - Micro - 1.0%
                  IBM Corp.:
$    4,000,000      6.375%, notes, due 6/15/00 .............    $      4,000,000
     2,000,000      5.375%, notes, due 2/1/09 ..............           1,740,000
                  Sun Microsystems, Inc.:
     7,500,000      7.00%, senior notes, due 8/15/02 .......           7,406,250
    29,100,000      7.65%, senior notes, due 8/15/09 .......          28,772,625

                                                                      41,918,875

Diversified Financial Services - 3.9%
                  General Electric Capital Corp.:
    38,850,000      7.00%, notes, due 3/1/02 ...............          38,607,188
    38,850,000      7.00%, notes, due 2/3/03 ...............          38,461,500
    22,200,000      7.25%, notes, due 5/3/04 ...............          22,061,250
    24,700,000      7.25%, notes, due 2/1/05 ...............          24,607,375
    20,000,000      7.375%, notes, due 1/19/10 .............          20,025,000
    20,400,000    IBM Credit Corp., 7.00%
                    notes, due 1/28/02 .....................          20,272,500

                                                                     164,034,813

Diversified Operations - 0.3%
    14,450,000    Tyco International Group S.A., 6.875%
                    notes, due 9/5/02+ .....................          14,179,063

Enterprise Software and Services - 0.6%
     8,232,000    BEA Systems, Inc., 4.00%
                    convertible subordinated notes
                    due 12/15/06+ ..........................          12,677,280
     6,267,000    i2 Technologies, Inc., 5.25%
                    convertible subordinated notes
                    due 12/15/06+ ..........................          11,656,620

                                                                      24,333,900

Fiber Optics - 0.2%
     8,000,000    Metromedia Fiber Network, Inc., 10.00%
                    senior notes, due 12/15/09 .............           7,620,000

Finance - Auto Loans - 1.7%
                  Ford Motor Credit Corp.:
    45,000,000      7.25%, notes, due 1/15/03 ..............          44,606,250
    27,550,000      7.75%, notes, due 2/15/07 ..............          27,722,188

                                                                      72,328,438

Finance - Credit Card - 0.5%
    18,800,000    American Express Co., 6.75%
                    senior unsubordinated notes, due 6/23/04          18,283,000

Finance - Investment Bankers/Brokers - 0.3%
    14,200,000    Charles Schwab Corp., 8.05%
                    senior notes, due 3/1/10 ...............          14,217,750

Food - Retail - 0.3%
    10,000,000    Fred Meyer, Inc., 7.45%
                    company guaranteed notes, due 3/1/08 ...           9,375,000
     5,500,000    Safeway, Inc., 6.50%
                    notes, due 11/15/08 ....................           4,950,000

                                                                      14,325,000

Internet Software - 0.5%
     3,634,000    Exodus Communications, Inc., 11.25%
                    senior notes, due 7/1/08 ...............           3,679,425
    18,200,000    PSINet, Inc., 11.00%
                    senior notes, due 8/1/09 ...............          16,016,000

                                                                      19,695,425

Life and Health Insurance - 0.1%
     4,500,000    SunAmerica, Inc., 6.75%
                    notes, due 10/1/07 .....................           4,308,750

Medical - Drugs - 0.1%
$    4,000,000    Warner-Lambert Co., 6.00%
                    notes, due 1/15/08 .....................    $      3,690,000
Multimedia - 1.4%
    17,550,000    Paramount Communications, Inc., 7.50%
                    debentures, due 7/15/23 ................          15,707,250
    12,500,000    Time Warner, Inc., 8.11%
                    notes, due 8/15/06 .....................          12,609,375
    25,650,000    Viacom, Inc., 7.75%
                    senior notes, due 6/1/05 ...............          25,425,563
     3,400,000    Walt Disney Co., 6.375%
                    senior notes, due 3/30/01 ..............           3,370,250

                                                                      57,112,438

Pipelines - 0.3%
    13,400,000    Enron Corp., 6.58%
                    floating quarterly notes, due 9/10/01+ .          13,377,220

Radio - 0.6%
    17,966,000    Clear Channel Communications, Inc.
                    2.625%, convertible senior notes
                    due 4/1/03 .............................          22,906,650

Retail - Building Products - 0.8%
    36,700,000    Home Depot, Inc., 6.50%
                    senior notes, due 9/15/04 ..............          35,415,500

Retail - Discount - 1.6%
                  Wal-Mart Stores, Inc.:
    26,500,000      6.15%, senior notes, due 8/10/01 .......          26,168,750
    15,000,000      6.55%, senior notes, due 8/10/04 .......          14,587,500
    28,700,000      6.875%, senior notes, due 8/10/09 ......          27,659,625

                                                                      68,415,875

Super-Regional Banks - 0.7%
    22,000,000    Firstar Bank N.A., 7.125%
                    subordinated notes, due 12/1/09 ........          20,790,000
     8,800,000    Northern Trust Corp., 7.10%
                    subordinated notes, due 8/1/09 .........           8,371,000

                                                                      29,161,000

Telecommunication Equipment - 0.5%
    21,800,000    Lucent Technologies, Inc., 5.50%
                    notes, due 11/15/08 ....................          19,347,500

Telecommunication Services - 3.1%
                  Cox Communications, Inc.:
    21,700,000      7.00%, notes, due 8/15/01 ..............          21,428,750
    29,200,000      7.50%, notes, due 8/15/04 ..............          28,652,500
    13,000,000      7.75%, notes, due 8/15/06 ..............          12,772,500
    14,500,000      7.875%, notes, due 8/15/09 .............          14,010,625
     9,319,000    Galaxy Telecom L.P., 12.375%
                    senior subordinated notes, due 10/1/05 ...         8,853,050
                  NTL, Inc.:
    12,046,000      7.00%, convertible subordinated notes
                    due 12/15/08 ...........................          24,363,035
    22,000,000      9.75%, senior notes, due 4/15/09 .......          19,450,464

                                                                     129,530,924

Telephone - Long Distance - 1.0%
    45,900,000    AT&T Corp., 6.00%
                    notes, due 3/15/09 .....................          40,908,375
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,154,978,507) ................       1,156,410,086
--------------------------------------------------------------------------------
Foreign Bonds - 1.0%
Cable Television - 0.4%
GBP  7,794,000    Telewest Communications PLC, 5.25%
                    convertible bonds, due 2/19/07**,+ .....          15,976,827

See Notes to Schedules of Investments.

                                          Janus Equity Funds / April 30, 2000  9

Janus | Balanced Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Finance - Other Services - 0.2%
EUR  6,900,000    Ono Finance PLC, 13.00%
                    company guaranteed notes, due 5/1/09+ ..    $      6,319,070

Telecommunication Services - 0.4%
EUR  9,126,000    COLT Telecom Group PLC, 2.00%
                    convertible bonds, due 3/29/06+ ........          18,399,319
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $29,490,732) .....................          40,695,216
--------------------------------------------------------------------------------
Preferred Stock - 5.7%
Cable Television - 1.7%
       541,505    Comcast Corp., convertible, 2.00%
                    (Sprint Corp./PCS Group) ...............          56,316,520
       157,025    MediaOne Group, Inc., convertible, 6.25% .          15,712,314

                                                                      72,028,834

Electric - Integrated - 3.1%
       877,814    Reliant Energy, Inc., convertible, 7.00%
                    (Time Warner, Inc.) ....................         129,971,335

Internet Software - 0.3%
       322,275    PSINet, Inc., convertible, 7.00%+ ........          10,111,378

Telecommunication Services - 0.6%
       437,500    Cox Communications, Inc.
                    convertible, 7.00% .....................          25,265,625
--------------------------------------------------------------------------------
Total Preferred Stock (cost $210,912,504) ..................         237,377,172
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         6,900    Ono Finance PLC - expires 5/31/09*,+
                    (cost $0) ..............................             880,268
--------------------------------------------------------------------------------
U.S. Government Obligations - 15.6%
U.S. Government Agencies - 2.0%
                  Fannie Mae:
$   40,700,000      6.25%, due 11/15/02 ....................          39,803,786
    16,150,000      5.75%, due 4/15/03 .....................          15,517,243
                  Federal Home Loan Bank System
    18,300,000      6.75%, due 2/1/02 ......................          18,185,625
                  Freddie Mac
    12,700,000      7.00%, notes, due 3/15/10 ..............          12,425,934

                                                                      85,932,588

U.S. Treasury Notes - 13.6%
   144,900,000      5.875%, due 11/30/01 ...................         143,123,526
   220,765,000      5.875%, due 11/15/04 ...................         214,848,498
   216,950,000      6.00%, due 8/15/09 .....................         212,114,185

                                                                     570,086,209
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $668,507,056) ......         656,018,797
--------------------------------------------------------------------------------
Repurchase Agreement - 1.5%
$   64,100,000    ABN AMRO Securities, Inc., 5.90% dated
                    4/28/00, maturing 5/1/00, to be
                    repurchased at $64,131,516
                    collateralized by $29,553,354 in Fannie
                    Mae, 6.00%- 7.1562%, 12/25/08-2/25/30;
                    $6,466,456 in Federal Home Loan Bank
                    System, 6.74%, 7/6/09; $24,891,197 in
                    Freddie Mac, 6.00%-7.7775%,
                    12/15/07-12/15/28; $14,866,382 in Ginnie
                    Mae, 6.40%-7.50%, 4/20/22-2/16/30; with
                    respective values of $24,665,680,
                    $6,254,585, $21,538,876 and $12,922,860
                    (cost $64,100,000) .....................    $     64,100,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 3.6%
                  UBS Financial Corp.
   150,000,000      6.04%, 5/1/00
                    (amortized cost $150,000,000) ..........         150,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.7%
                  Federal Home Loan Bank System:
    50,000,000      5.65%, 5/15/00 .........................          49,890,139
    50,000,000      5.68%, 5/31/00 .........................          49,758,750
    50,000,000      5.64%, 6/15/00 .........................          49,647,500
    50,000,000      5.80%, 7/11/00 .........................          49,392,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $198,724,444) .........         198,688,889
--------------------------------------------------------------------------------
Total Investments - (total cost $3,787,547,777) - 99.5% ....       4,174,156,808
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%         22,368,604
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $  4,196,525,412
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country           % of Investment Securities                        Market Value
--------------------------------------------------------------------------------
Bermuda                                  0.3%                   $     14,179,063
Finland                                  2.0%                         81,962,034
Spain                                    1.2%                         50,888,514
United Kingdom                           2.4%                         98,291,703
United States++                         94.1%                      3,928,835,494
--------------------------------------------------------------------------------
Total                                  100.0%                   $  4,174,156,808

++Includes Short-Term Securities (84.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/22/00            12,100,000    $   18,825,180   $        450,423
British Pound 10/5/00             7,200,000        11,204,640            190,080
--------------------------------------------------------------------------------
Total                                          $   30,029,820   $        640,503

See Notes to Schedules of Investments.

10  Janus Equity Funds / April 30, 2000

                                                         Janus | Enterprise Fund

                                                               [PHOTO]
                                                               James Goff
                                                               portfolio manager

Our strong performance in fiscal 1999 carried into 2000, allowing Janus Enterprise Fund to return 33.56% for the six-month period ended April 30, 2000, while our benchmark, the S&P MidCap 400 Index, gained 21.26%.(1) This performance placed Janus Enterprise Fund in the top quartile of its peer group for the 12 months ended April 30, 2000, ranking 69th of 372 multi-cap growth funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

I've often said that we perform best when earnings growth is scarce, and that was certainly the case in the waning months of 1999 as investors continued to reward a select core of fast-growing companies in some of the market's most dynamic segments. By the end of the period, however, the tide had turned, and economically sensitive or cyclical stocks - an area we generally try to avoid - surged as investor confidence in the "new economy" wavered. The relative outperformance of cyclical stocks in March and early April partially masked an extremely difficult market by supporting the "old economy" components of widely reported benchmarks such as the MidCap 400, while other stocks dropped dramatically. At the same time, intense volatility returned as markets grappled with the uncertain interest rate environment and profit-taking in several high-profile segments. In fact, from the March high to the April low, the median Nasdaq stock corrected by 50%.

Throughout this challenging period, our company-by-company approach continued to identify investments capable of performing well regardless of the market's overall tone. One example was Network Solutions, which plays a vital role in the infrastructure of the Internet by acting as a wholesaler for Internet addresses. The company was purchased by Internet security leader and fellow Fund holding VeriSign at a substantial premium during the period. We were encouraged by the deal but not surprised. Network Solutions could be described as one of the Internet sector's value companies and, unlike many of its Web-related peers, has been earnings- and cash flow-positive for quite awhile. It was only a matter of time before a suitor swept up the company on favorable terms. At the same time, the deal is also a positive development for VeriSign. By combining the world leader in Internet security solutions with the company that provides virtually all Internet domain names, the merger promises to create an Internet verification and e-payment juggernaut that will play a central role in nearly all future e-commerce initiatives.

We've also sought to take advantage of growth in the wireless business. The number of cellular subscribers worldwide grew more than 50% in 1999, and we look for penetration rates to accelerate as wireless data gains momentum. We are participating through our positions in cellular service companies, such as PowerTel, VoiceStream and Western Wireless, and tower operators American Tower and Crown Castle. These companies reported outstanding growth during the quarter, and investors responded by bidding the shares higher.

Unfortunately, not all of our positions contributed to performance. Our media holdings slipped on concerns

                                                        (continued on next page)

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                97.5%              95.0%
  Foreign                                                5.2%               4.2%
Top 10 Equities (% of Assets)                           31.8%              37.7%
Number of Stocks                                           76                 55
Cash, Cash Equivalents &
   Fixed-Income Securities                               2.5%               5.0%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Services                              10.9%               9.1%
Internet Content                                         8.4%               2.6%
Electronic Components -
  Semiconductors                                         7.5%               6.6%
Cellular Telecommunications                              7.5%              11.6%
Radio                                                    7.4%               9.8%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Paychex, Inc.                                            4.5%               5.0%
AMFM, Inc.                                               4.1%               2.2%
Inktomi Corp.                                            3.8%                --
Metromedia Fiber Network, Inc. - Class A                 3.8%               3.0%
McLeodUSA, Inc. - Class A                                3.2%               3.5%
Sepracor, Inc.                                           2.9%               1.6%
Network Solutions, Inc.                                  2.6%                --
SDL, Inc.                                                2.6%               4.8%
Vitesse Semiconductor Corp.                              2.2%               3.8%
Priceline.com, Inc.                                      2.1%                --
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a multi-cap growth fund as one that "invests in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average." As of April 30, 2000, Janus Enterprise Fund ranked 15/160 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                         Janus Equity Funds / April 30, 2000  11
that the Federal Reserve's efforts to cool the economy would result in reduced advertising expenditures. Furthermore, questions surrounding the sustainability of recent increases in "dot-com" ad spending also pressured our holdings. However, excluding revenues stemming from Internet company advertising, our holdings' revenue growth increased by 18% on average, and their cash flow increased an impressive 40% on average, making us extremely optimistic about our holdings' prospects.

Looking forward, the market's recent volatility may indeed continue. The key to surviving such periods of uncertainty, however, is staying focused on the fundamentals - finding ways to sort out the tennis balls from the eggs. Ultimately, investors will be attracted to companies with rapid earnings growth and superior profitability regardless of an occasional and sometimes violent rotation between the stocks of the so-called "old" and "new" economies. We will remain steadfast in our strategy of investing only in companies capable of providing 20%-plus earnings growth over a three- to five-year horizon, no matter which direction the market turns in the short term. We will look for that growth across the entire market, always looking beyond labels assigned by the investment community and popular media. Meanwhile, we will continue to meet the people who run our companies face-to-face, always leveraging the in-depth information that has allowed us to invest with confidence for so many years.

Thank you for your investment in Janus Enterprise Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Enterprise Fund ($74,398) as compared to the S&P MidCap 400 Index ($38,192).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 73.00%
Five Year, 35.75%
Since 9/1/92*, 29.95%

Janus Enterprise Fund - $74,398

S&P MidCap 400 Index - $38,192

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

The performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance and, most importantly, should note that the recent market volatility is not reflected in these figures.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 97.5%
Advertising Sales - 1.4%
     2,484,600    Lamar Advertising Co.* ...................    $    109,477,688

Advertising Services - 1.8%
     2,175,765    TMP Worldwide, Inc.* .....................         142,240,637

Applications Software - 0.1%
       316,590    TenFold Corp.* ...........................           8,092,832

Cable Television - 0.2%
     1,196,660    Mediacom Communications Corp.* ...........          14,808,668

Cellular Telecommunications - 7.5%
     3,608,705    Crown Castle International Corp.* ........         138,484,054
       600,190    Millicom International Cellular S.A.* ....          32,110,165
     1,211,305    Powertel, Inc.* ..........................          81,460,261
     1,054,473    Telesystem International Wireless, Inc.* .          34,872,516
     1,300,256    VoiceStream Wireless Corp.* ..............         128,725,344
     3,199,550    Western Wireless Corp. - Class A* ........         158,977,641

                                                                     574,629,981

Circuit Boards - 0.4%
     1,897,550    Viasystems Group, Inc.* ..................          30,242,203

Circuits - 2.2%
     2,458,355    Vitesse Semiconductor Corp.* .............         167,321,787

Commercial Services - 4.5%
     6,628,554    Paychex, Inc. ............................         348,827,654

Computer Data Security - 1.5%
       850,995    VeriSign, Inc.* ..........................    $    118,607,428

Computer Software - 1.0%
     1,609,726    Portal Software, Inc.* ...................          73,846,180

Computers - Integrated Systems - 1.2%
       744,445    Brocade Communications Systems, Inc.* ....          92,311,180

Drug Delivery Systems - 1.7%
       497,295    Alkermes, Inc.* ..........................          26,480,959
     2,056,920    Andrx Corp.* .............................         105,288,593

                                                                     131,769,552

E-Commerce - 3.4%
       642,165    eBay, Inc.* ..............................         102,224,641
     2,571,480    Priceline.com, Inc.* .....................         162,646,110

                                                                     264,870,751

Electronic Components - Semiconductors - 7.5%
     1,148,990    Applied Micro Circuits Corp.* ............         148,076,086
       353,700    Cree, Inc.* ..............................          51,463,350
     1,981,125    Intersil Holding Corp.* ..................          69,339,375
     1,511,120    TriQuint Semiconductor, Inc.* ............         155,362,025
     2,057,670    Xilinx, Inc.* ............................         150,724,328

                                                                     574,965,164

Fiber Optics - 7.1%
     9,408,600    Metromedia Fiber Network, Inc. - Class A*          290,490,525
       824,005    MRV Communications, Inc.* ................          56,804,845
     1,007,550    SDL, Inc.* ...............................         196,472,250

                                                                     543,767,620

See Notes to Schedules of Investments.

12  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Finance - Investment Bankers/Brokers - 0.2%
       595,175    E*TRADE Group, Inc.* .....................    $     12,796,262

Internet Content - 8.4%
     1,905,200    DoubleClick, Inc.* .......................         144,557,050
     1,895,530    Inktomi Corp.* ...........................         291,793,149
     1,352,580    Network Solutions, Inc.* .................         200,181,840

                                                                     636,532,039

Internet Software - 4.7%
       269,470    Digex, Inc.* .............................          21,018,660
     1,563,010    Exodus Communications, Inc.* .............         138,228,697
     1,493,715    Liberate Technologies, Inc.* .............          58,441,599
     6,253,350    PSINet, Inc.* ............................         144,999,553

                                                                     362,688,509

Medical - Biomedical and Genetic - 4.8%
       877,140    CuraGen Corp.* ...........................          23,353,852
       799,960    Human Genome Sciences, Inc.* .............          61,246,938
       329,870    Incyte Pharmaceuticals, Inc.* ............          25,399,990
        95,860    Incyte Pharmaceuticals, Inc.*,ss.,+ ......           6,919,894
       763,970    Maxygen, Inc.* ...........................          31,943,496
     1,486,625    Millennium Pharmaceuticals, Inc.* ........         118,000,859
     1,250,945    PE Corp./Celera Genomics Group* ..........         103,202,962

                                                                     370,067,991

Medical - Drugs - 5.3%
     1,682,560    King Pharmaceuticals, Inc.*,# ............          83,076,400
       646,128    MedImmune, Inc.* .........................         103,340,097
     2,446,410    Sepracor, Inc.* ..........................         225,069,720

                                                                     411,486,217

Medical Products - 0.9%
       561,405    MiniMed, Inc.* ...........................          69,017,727

Music/Clubs - 1.0%
     1,894,055    SFX Entertainment, Inc.* .................          78,840,039

Oil - Field Services - 0.2%
       224,200    Hanover Compressor Co.* ..................          13,059,650

Radio - 7.4%
     4,692,300    AMFM, Inc.* ..............................         311,451,413
     1,115,620    Citadel Communications Corp.* ............          43,578,906
       531,440    Cox Radio, Inc. - Class A*,# .............          38,529,400
     1,175,655    Entercom Communications Corp.* ...........          49,965,338
     1,243,870    Hispanic Broadcasting Corp.* .............         125,708,612
        19,235    Radio One, Inc.* .........................           1,115,630

                                                                     570,349,299

Real Estate Investment Trusts - 0.7%
       936,840    Pinnacle Holdings, Inc.* .................          52,638,698

Resorts and Theme Parks - 1.1%
     4,068,140    Premier Parks, Inc.* .....................          87,719,269

Retail - Drug Store - 0.5%
       972,330    CVS Corp. ................................          42,296,355

Satellite Telecommunications - 0.3%
       752,410    Adaptive Broadband Corp.* ................          24,453,325

Schools - 1.3%
     3,402,341    Apollo Group, Inc. - Class A* ............          98,667,889

Telecommunication Equipment - 0.6%
       729,295    Efficient Networks, Inc.* ................          47,951,146

Telecommunication Services - 10.9%
     3,771,935    AT&T Canada, Inc.* .......................    $    160,778,729
     2,631,165    Clearnet Communications, Inc. - Class A* .         112,811,199
       796,745    Level 3 Communications, Inc.* ............          70,910,305
     9,941,640    McLeodUSA, Inc. - Class A* ...............         248,541,000
       824,360    MGC Communications, Inc.* ................          40,393,640
     1,813,467    Microcell Telecommunications, Inc.* ......          63,244,662
       760,810    Net2Phone, Inc.* .........................          33,570,741
     1,321,642    NTL, Inc.* ...............................         101,105,613

                                                                     831,355,889

Telephone - Integrated - 0.9%
       847,895    NEXTLINK Communications, Inc. - Class A* .          71,488,147

Television - 0.7%
       526,405    Univision Communications, Inc. - Class A*           57,509,746

Therapeutics - 2.9%
     1,590,750    Abgenix, Inc.* ...........................         142,471,547
     1,449,535    Medarex, Inc.* ...........................          76,825,355

                                                                     219,296,902
Wireless Equipment - 3.2%
     2,996,380    American Tower Corp.* ....................         139,331,670
     1,180,260    Netro Corp.* .............................          50,898,713
       530,070    RF Micro Devices, Inc.* ..................          55,160,409

                                                                     245,390,792
--------------------------------------------------------------------------------
Total Common Stock (cost $6,690,271,239) ...................       7,499,385,216
--------------------------------------------------------------------------------
Corporate Bonds - 0.8%
Drug Delivery Systems - 0.2%
$   25,000,000    Alkermes, Inc., 3.75%
                    convertible subordinated notes
                    due 2/15/07+ ...........................          14,031,250
Finance - Investment Bankers/Brokers - 0.6%
    44,243,000    E*TRADE Group, Inc., 6.00%
                    convertible subordinated notes
                    due 2/1/07+ ............................          48,224,870
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $69,515,766) ...................          62,256,120
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.1%
                  Household Finance Corp.
    87,500,000      6.00%, 5/1/00
                    (amortized cost $87,500,000) ...........          87,500,000
--------------------------------------------------------------------------------
U.S. Government Agency - 0.4%
                  Federal Home Loan Bank System
    30,000,000      5.87%, 9/7/00 (cost $29,368,975) .......          29,326,800
--------------------------------------------------------------------------------
Total Investments (total cost $6,876,655,980) - 99.8% ......       7,678,468,136
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of  Liabilities - 0.2%        13,517,096
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  7,691,985,232
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Canada                                   4.8%                   $    371,707,106
Luxembourg                               0.4%                         32,110,165
United States++                         94.8%                      7,274,650,865
--------------------------------------------------------------------------------
Total                                  100.0%                   $  7,678,468,136

++Includes Short-Term Securities (93.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  13

Janus | Equity Income Fund

[PHOTO]
Karen L. Reidy
portfolio manager

In my first letter to you as portfolio manager of Janus Equity Income Fund, I'm pleased to report that for the six months ended April 30, 2000, the Fund gained 14.66%, outpacing the S&P 500 Index, which returned 7.18%.(1)

To put our performance into context, I'd like to discuss the sharp market swings that characterized the period and how our hands-on stock-picking approach helped us successfully navigate the extreme volatility. Not surprisingly, the almost daily fluctuations were fueled in large part by fears that interest rates were headed higher. As a result, stock prices across the board declined. In the midst of such turbulence, the natural reaction of many investors is to stay close to their computer screens in order to buy and sell quickly. But we know this is the best time to hit the road to meet with our companies, attend a business conference or participate in an industry forum. The information we glean from these trips reassures us that our companies are still compelling investments.

That description certainly fits EMC Corp., the leading maker of memory storage and retrieval systems for large mainframe computers. Over the past decade, EMC has carved out a dominant position in the market for enterprise storage systems, which allow network-connected customers to manage, protect and share information quickly and reliably. Additionally, the advent of the World Wide Web, which every day produces more information that must be properly stored, has opened up exciting new opportunities for EMC. For example, the company recently introduced a host of innovative products to attack the midsize market and support Internet-based storage networks. Consequently, as the Internet has continued to expand, so have EMC's earnings growth and cash flow. For these reasons, we remain extremely optimistic about EMC's prospects going forward.

Another company with a reputation for pushing the innovation envelope is Texas Instruments, one of the Fund's top performers. Texas Instruments is the leading manufacturer of digital signal processors, or DSPs, that serve as the engines for wireless phones. That said, the company has not only benefited tremendously from the explosive growth in cellular phone usage but is also poised to take advantage of new applications for DSPs. For instance, Texas Instruments recently introduced two DSPs that will provide the speed and power needed for personal wireless multimedia Internet appliances. As Texas Instruments continues to pioneer new leading-edge technology, we expect the company to reward us with exceptional results.

Amid the volatility, our convertible preferred stock position in Reliant Energy, which converts to Time Warner stock, allowed us to participate in the company's upside and, at the same time, provided a degree of downside protection. The impending merger of Time Warner and America Online will supply Time Warner, owner of a vast media library of television programs, movies and publications, with a ready-made audience of America Online's more than 20 million subscribers. In addition, AOL will be able to tap Time Warner's highly prized broadband cable lines. Given these positive factors, we are confident

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                69.3%              57.0%
Fixed-Income Securities
  Investment-Grade
     Corporate Bonds                                     2.1%               1.8%
  High-Yield/High-Risk
     Corporate Bonds                                     6.6%              14.3%
  Preferred Stock                                        7.8%              21.8%
Top 10 Equities/Preferred
  (% of Assets)                                         31.1%              35.3%
Number of Stocks                                           58                 51
Cash & Cash Equivalents                                 14.2%               5.1%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000    October 31,1999
--------------------------------------------------------------------------------
Computers - Memory Devices                               5.7%                --
Cable Television                                         5.1%              12.1%
Pipelines                                                4.9%               2.3%
Diversified Operations                                   4.9%               2.0%
Telecommunication Equipment                              4.5%               2.7%
--------------------------------------------------------------------------------
Top 10 Equity/Preferred Holdings               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
General Electric Co.                                     4.9%               0.9%
Nokia Oyj                                                4.5%               1.5%
EMC Corp.                                                3.5%                --
Enron Corp.                                              3.4%               2.3%
Reliant Energy, Inc., convertible, 7.00%
  (Time Warner, Inc.)                                    3.3%               9.4%
AT&T Corp./Liberty Media Group - Class A                 2.4%               1.2%
Univision Communications, Inc. - Class A                 2.4%               2.9%
Cisco Systems, Inc.                                      2.3%               1.9%
American Express Co.                                     2.2%               2.7%
Texas Instruments, Inc.                                  2.2%               0.7%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

14  Janus Equity Funds / April 30, 2000
the marriage of these two powerful brand-name franchises will create new and rapidly growing revenue streams. As such, our position in Reliant Energy stands to benefit.

Among our disappointments was cable operator Comcast Corporation, which fell victim to a far-reaching downturn in cable stocks. However, fundamentals at Comcast have never been better, and we believe cash flow growth will accelerate in 2001, drawing investors back to the name. American Express was another weak performer. Although one of a handful of financial stocks that showed healthy appreciation last year, the company declined on the perception it was unreasonably valued compared to its peers. Nevertheless, American Express has been accelerating revenue growth by expanding its travel-related services and rapidly growing its population of charge-account holders. Accordingly, we viewed the short-term dip as a buying opportunity.

Going forward, we will remain unwaveringly focused on finding companies with top-notch managements, superior top line and earnings growth, and accelerating cash flow as experience has shown that businesses with these qualities are able to perform in any market environment.

Thank you for your investment in Janus Equity Income Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through April 30, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($29,481) as compared to the S&P 500 Index ($22,997).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 19.26%
Since 6/28/96*, 32.54%

Janus Equity Income Fund - $29,481

S&P 500 Index - $22,997

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 69.3%
Agricultural Biotechnology - 0.6%
       136,830    Pharmacia Corp. ..........................    $      6,832,948

Brewery - 0.9%
       134,610    Anheuser-Busch Companies, Inc. ...........           9,498,418

Broadcast Services and Programming - 2.4%
       530,965    AT&T Corp./Liberty Media Group - Class A*           26,515,065

Cable Television - 1.8%
       496,788    Comcast Corp. - Special Class A* .........          19,902,569

Cellular Telecommunications - 0.9%
        49,835    Nextel Communications, Inc. - Class A* ...           5,453,818
        99,445    Vodafone AirTouch PLC (ADR)** ............           4,673,915

                                                                      10,127,733

Chemicals - Diversified - 0.9%
       518,605    Lyondell Chemical Co. ....................           9,529,367

Chemicals - Specialty - 0.7%
       179,400    Praxair, Inc. ............................           7,972,087

Circuits - 3.0%
       310,670    Linear Technology Corp. ..................          17,747,024
       223,250    Maxim Integrated Products, Inc.* .........          14,469,391

                                                                      32,216,415

Commercial Services - 0.8%
       170,165    Paychex, Inc. ............................           8,954,933

Computer Data Security - 0.6%
        44,955    VeriSign, Inc.* ..........................    $      6,265,603

Computers - Memory Devices - 4.4%
       271,700    EMC Corp.* ...............................          37,749,319
        95,340    VERITAS Software Corp.* ..................          10,226,705

                                                                      47,976,024

Cruise Lines - 0.5%
       244,034    Royal Caribbean Cruises, Ltd. ............           5,078,958

Data Processing and Management - 2.2%
       443,030    Automatic Data Processing, Inc. ..........          23,840,552

Distribution and Wholesale - 1.0%
       204,425    Costco Wholesale Corp.* ..................          11,051,727

Diversified Financial Services - 2.0%
       435,845    Associates First Capital Corp. - Class A .           9,670,311
       204,675    Citigroup, Inc. ..........................          12,165,370

                                                                      21,835,681

Diversified Operations - 4.9%
       336,260    General Electric Co. .....................          52,876,885

Electronic Components - Semiconductors - 2.2%
       146,455    Texas Instruments, Inc. ..................          23,853,858

Enterprise Software and Services - 1.0%
       137,455    Oracle Corp.* ............................          10,987,809

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  15

Janus | Equity Income Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Fiber Optics - 0.9%
        48,355    Corning, Inc. ............................    $      9,550,112

Finance - Credit Card - 2.2%
       162,340    American Express Co. .....................          24,361,146

Finance - Investment Bankers/Brokers - 1.0%
       233,514    Charles Schwab Corp. .....................          10,391,373

Identification Systems and Devices - 1.2%
       235,057    Symbol Technologies, Inc. ................          13,104,428

Internet Content - 0.9%
        82,410    DoubleClick, Inc.* .......................           6,252,859
        21,620    Network Solutions, Inc.* .................           3,199,760

                                                                       9,452,619

Internet Software - 0.6%
       116,245    America Online, Inc.* ....................           6,952,904

Life and Health Insurance - 1.7%
     1,225,877    Prudential PLC** .........................          18,979,210

Medical - Biomedical and Genetic - 0.6%
        58,110    Genentech, Inc.* .........................           6,798,870

Medical - Drugs - 0.5%
       126,905    Pfizer, Inc. .............................           5,345,873

Money Center Banks - 0.6%
       170,460    Bank of New York Company, Inc. ...........           6,999,514

Multi-Line Insurance - 0.7%
        68,215    American International Group, Inc. .......           7,482,333

Multimedia - 1.5%
       297,675    Viacom, Inc. - Class B* ..................          16,186,078

Networking Products - 2.3%
       355,628    Cisco Systems, Inc.* .....................          24,655,022

Optical Supplies - 0.9%
       157,210    Allergan, Inc. ...........................           9,255,739

Pipelines - 4.9%
       388,655    El Paso Energy Corp. .....................          16,517,837
       529,430    Enron Corp. ..............................          36,894,653

                                                                      53,412,490

Printing - Commercial - 0.4%
       112,030    Valassis Communications, Inc.* ...........           3,816,022

Radio - 3.0%
       172,585    Hispanic Broadcasting Corp.* .............          17,441,872
       433,935    Infinity Broadcasting Corp. - Class A* ...          14,726,669

                                                                      32,168,541

Retail - Building Products - 2.0%
       379,990    Home Depot, Inc. .........................          21,303,189

Retail - Discount - 1.9%
       369,480    Wal-Mart Stores, Inc. ....................          20,459,955

Retail - Office Supplies - 0.5%
       274,220    Staples, Inc.* ...........................           5,227,319

Telecommunication Equipment - 4.5%
       111,520    Nokia Oyj ................................           6,412,393
       735,368    Nokia Oyj (ADR) ..........................          41,824,055

                                                                      48,236,448

Telecommunication Services - 1.8%
       118,900    Cox Communications, Inc. - Class A* ......           5,090,406
       558,810    McLeodUSA, Inc. - Class A* ...............          13,970,250

                                                                      19,060,656

Telephone - Integrated - 1.5%
       705,981    Telefonica S.A.* .........................    $     15,748,618
         9,865    Telefonica S.A. (ADR)* ...................             653,556

                                                                      16,402,174

Television - 2.4%
       232,928    Univision Communications, Inc. - Class A*           25,447,384
--------------------------------------------------------------------------------
Total Common Stock (cost $577,348,246) .....................         750,366,031
--------------------------------------------------------------------------------
Corporate Bonds - 7.8%
Advertising Agencies - 0.1%
$      293,000    Omnicom Group, Inc., 4.25%
                    convertible subordinated debentures
                    due 1/3/07 .............................             847,136
Cellular Telecommunications - 2.9%
                  Nextel Communications, Inc.:
     2,445,000      4.75%, convertible senior notes, due 7/1/07        5,938,294
     9,514,000      9.375%, senior notes, due 11/15/09 .....           9,085,870
     9,789,000      5.25%, convertible senior notes
                    due 1/15/10+ ...........................           9,544,275
     6,277,000    VoiceStream Wireless Corp., 10.375%
                    senior notes, due 11/15/09+ ............           6,371,155

                                                                      30,939,594
Computers - Memory Devices - 1.3%
     8,704,000    EMC Corp., 6.00%
                    convertible subordinated notes
                    due 5/15/04 ............................          14,361,600
Enterprise Software and Services - 1.1%
     2,468,000    BEA Systems, Inc., 4.00%
                    convertible subordinated notes
                    due 12/15/06+ ..........................           3,800,720
     4,476,000    i2 Technologies, Inc., 5.25%
                    convertible subordinated notes
                    due 12/15/06+ ..........................           8,325,360

                                                                      12,126,080

Fiber Optics - 0.2%
     2,371,000    Metromedia Fiber Network, Inc., 10.00%
                    senior notes, due 12/15/09 .............           2,258,377

Internet Software - 0.5%
     6,065,000    PSINet, Inc., 11.00%
                    senior notes, due 8/1/09 ...............           5,337,200
Radio - 0.7%
     6,211,000    Clear Channel Communications, Inc., 2.625%
                    convertible senior notes, due 4/1/03 ...           7,919,025
Telecommunication Services - 1.0%
     5,177,000    NTL, Inc., 7.00%
                    convertible subordinated notes
                    due 12/15/08 ...........................          10,470,482
--------------------------------------------------------------------------------
Total Corporate Bonds (cost  $79,869,363) ..................          84,259,494
--------------------------------------------------------------------------------
Foreign Bond - 0.9%
Cable Television - 0.9%
GBP  4,652,000    Telewest Communications PLC, 5.25%
                    convertible bonds, due 2/19/07**,+
                    (cost $7,283,495) ......................           9,536,079
--------------------------------------------------------------------------------
Preferred Stock - 7.8%
Automotive - Cars and Light Trucks - 0.7%
         3,235    Porsche A.G ..............................           8,047,759

See Notes to Schedules of Investments.

16  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Cable Television - 2.4%
       210,490    Comcast Corp.
                    convertible, 2.00%
                    (Sprint Corp./PCS Group) ...............    $     21,890,960
        41,335    MediaOne Group, Inc.
                    convertible, 6.25% .....................           4,136,083
                                                                      26,027,043
Electric - Integrated - 3.3%
       241,950    Reliant Energy, Inc.
                    convertible, 7.00% (Time Warner, Inc.) .          35,823,722
Internet Software - 0.2%
       56,170     PSINet, Inc.
                    convertible, 7.00%+ ....................           1,762,334
Telecommunication Services - 1.2%
       221,000    Cox Communications, Inc.
                    convertible, 7.00% .....................          12,762,750
--------------------------------------------------------------------------------
Total Preferred Stock (cost $75,635,045) ...................          84,423,608
--------------------------------------------------------------------------------
Repurchase Agreement - 1.5%
$   16,500,000    ABN AMRO Securities, Inc., 5.90% dated
                    4/28/00, maturing 5/1/00, to be
                    repurchased at $16,508,113
                    collateralized by $7,607,338 in Fannie
                    Mae, 6.00%- 7.1562%, 12/25/08-2/25/30;
                    $1,664,532 in Federal Home Loan Bank
                    System, 6.74%, 7/6/09; $6,407,250 in
                    Freddie Mac, 6.00%-7.7775%,
                    12/15/07-12/15/28; $3,826,760 in Ginnie
                    Mae, 6.40%-7.50%, 4/20/22-2/16/30; with
                    respective values of $6,349,200,
                    $1,609,994, $5,544,328 and $3,326,478
                    (cost $16,500,000) .....................          16,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.6%
                  Household Finance Corp.
    50,000,000      6.00%, 5/1/00
                    (amortized cost $50,000,000) ...........          50,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 7.3%
                  Federal Home Loan Bank System
    20,000,000      5.89%, 6/30/00 .........................          19,798,000
                  Freddie Mac
    60,000,000      6.02%, 7/6/00 ..........................          59,322,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $79,141,466) ..........          79,120,000
--------------------------------------------------------------------------------
Total Investments (total cost $885,777,615) - 99.2% ........       1,074,205,212
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%          8,052,484
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $  1,082,257,696
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Finland                                  4.5%                   $     48,236,448
Germany                                  0.8%                          8,047,759
Spain                                    1.5%                         16,402,174
United Kingdom                           3.1%                         33,189,204
United States++                         90.1%                        968,329,627
--------------------------------------------------------------------------------
Total                                  100.0%                   $  1,074,205,212

++Includes Short-Term Securities (76.6% excluding Short-Term Securities)


Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/22/00             5,700,000    $    8,868,060   $        212,183
British Pound 10/5/00               600,000           933,720             15,840
--------------------------------------------------------------------------------
Total                                          $    9,801,780   $        228,023

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  17

Janus | Global Life Sciences Fund (closed to new investors)

[PHOTO]
Thomas Malley
portfolio manager

I'm pleased to report that Janus Global Life Sciences Fund gained 43.86% during the six months ended April 30, 2000, easily outpacing the 7.18% gain of its benchmark, the S&P 500 Index.(1)

The Fund weathered a dramatic increase in volatility to finish the period higher. Biotechnology stocks, which as a group are notorious for their sometimes erratic price movements, have never faced a more volatile period. The overnight popularity of many previously obscure biotech companies caused a profound shift in the biotechnology investor base away from sophisticated and scientifically savvy investors toward momentum players in search of quick profits. A biotech rally that began in November continued until early March, when President Clinton suggested the results of mapping the human genome should not be patented gene-by-gene but should instead be made public. Within weeks, the Nasdaq
Biotechnology Index had lost more than 40% of its value as noncore investors fled the sector. While our holdings in companies such as Incyte Pharmaceuticals and Protein Design Labs were caught in the downdraft, our focus on only the highest-quality opportunities provided us with a measure of protection against the sector's extreme volatility. Indeed, many of our companies have since recovered much of the ground they lost during March and April's retreat, and we continue to have confidence in their long-term prospects.

While the volatility has been challenging, we believe much of the value created in the life sciences arena in the next five years will be generated by biotechnology companies. For that reason, biotech will remain an area of focus for the Fund. Like all fast-growing and technology-intense businesses, investing in biotech requires a detailed understanding of the science behind the headlines. Developing first-hand knowledge of each individual holding is absolutely critical. We will continue to invest in biotech as long as our in-depth research continues to find compelling individual opportunities in the sector.

On the opposite end of the spectrum lie large-cap pharmaceutical companies such as Pfizer and Pharmacia, both of which gained during the period. These companies have become something of a "safe haven" from the industry's wild swings and followed an opposite path from biotechnology, falling during the early months of the period as a result of regulatory uncertainty and a perceived slowdown in research pipelines before rebounding strongly in March. We are encouraged by the heightened attention investors are paying to this area and have increased our exposure to select large-cap pharmaceutical companies we feel have outstanding growth prospects.

Meanwhile, generic drug maker Andrx, one of the Fund's largest positions, gained substantially following tentative FDA approval for its generic version of
Astra-Zeneca's anti-ulcer treatment Prilosec - currently the world's best-selling prescription drug. Andrx continued to perform extremely well on a fundamental basis as well. The company's first-quarter results showed a dramatic, 130%-plus increase in net income and significant margin expansion, which underscored our confidence.

Our position in medical transcription specialist MedQuist was yet another standout. The company, which converts medical dictation and other records

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                70.8%              82.6%
  Foreign                                               11.7%              11.0%
Top 10 Equities (% of Assets)                           24.9%              47.0%
Number of Stocks                                           68                 39
Cash & Cash Equivalents                                 29.2%              17.4%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Medical - Drugs                                         25.6%              13.3%
Therapeutics                                            13.0%              19.9%
Medical - Biomedical and Genetic                        10.7%              26.5%
Drug Delivery Systems                                    3.6%                --
Agricultural Biotechnology                               2.6%                --
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Andrx Corp.                                              3.1%                --
Pfizer, Inc.                                             3.0%               1.0%
Sepracor, Inc.                                           2.8%                --
Pharmacia Corp.                                          2.6%                --
Allergan, Inc.                                           2.6%               5.1%
ImClone Systems, Inc.                                    2.4%                --
American Home Products Corp.                             2.3%                --
Biovail Corp. - New York Shares                          2.1%                --
QLT PhotoTherapeutics, Inc.
  - New York Shares                                      2.0%               9.8%
Invitrogen Corp.                                         2.0%               1.4%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

18  Janus Equity Funds / April 30, 2000
into a digital format that vastly improves medical back-office efficiency, gained nicely after reporting 50%-plus growth in operating earnings in its most recently completed quarter. Because MedQuist enjoys a dominant market share, steady growth and stable cash flows, we are enthusiastic about its prospects - particularly as the outsourcing of medical office administration continues to gain momentum.

While we were pleased with our performance in such an uncertain market, there were disappointments. In addition to the biotech sector's extreme volatility, a general decline in sentiment surrounding healthcare-related information technology companies worked against several of our holdings. Eclipsys, a leading provider of software and IT solutions for hospitals, declined sharply after announcing plans to merge with Internet healthcare company Neopharma in a deal that some Eclipsys investors believed placed the interests of Neopharma's shareholders above their own. While we still believe in Eclipsys' long-term growth potential, we have chosen to focus our investment elsewhere and traded out of the position at a loss.

Looking forward, interest rate uncertainty and profit-taking in select segments of the market will likely keep equity markets weak in coming months. However, we will continue to focus on companies with solid long-term growth potential regardless of what the market has in store for the remainder of the year. And, as always, we will continue to look for that growth in companies that are actively developing the products and procedures that cure disease and improve human health.

Thank you for your confidence and investment in Janus Global Life Sciences Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2000. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($17,220) as compared to the S&P 500 Index ($12,008).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 67.35%
Since 12/31/98*, 50.53%

Janus Global Life Sciences Fund - $17,220

S&P 500 Index - $12,008

*The Fund's inception date
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

The performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance and, most importantly, should note that the recent market volatility is not reflected in these figures.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 70.8%
Agricultural Biotechnology - 2.6%
     1,725,025    Pharmacia Corp. ..........................    $     86,143,436

Chemicals - Specialty - 0.7%
       684,120    Symyx Technologies, Inc.* ................          22,704,232

Commercial Services - 0.1%
       180,000    eBenX, Inc.* .............................           2,955,938

Cosmetics and Toiletries - 1.6%
       884,775    Colgate-Palmolive Co. ....................          50,542,772

Diagnostic Equipment - 0.4%
       269,560    Cytyc Corp.* .............................          12,062,810

Drug Delivery Systems - 3.6%
     1,957,700    Andrx Corp.* .............................         100,209,769
       386,515    Emisphere Technologies, Inc.* ............          15,865,233

                                                                     116,075,002

Health Care Cost Containment - 1.9%
     1,791,170    MedQuist, Inc.* ..........................          63,474,587

Instruments - Scientific - 1.5%
       793,830    PE Corp./PE Biosystems Group .............    $     47,629,800

Internet Software - 0.4%
     2,000,000    e-MedSoft.com*,ss.,+ .....................          14,410,000

Medical - Biomedical and Genetic - 10.7%
       846,770    Alexion Pharmaceuticals, Inc.*,# .........          37,787,111
     1,282,840    ArQule, Inc.*,# ..........................          15,153,548
       720,000    Cellegy Pharmaceuticals, Inc.*,ss.,+,# ...           4,843,800
       220,745    Genentech, Inc.* .........................          25,827,165
     1,277,010    Immunomedics, Inc.* ......................          18,516,645
       749,375    Immunomedics, Inc.*,ss.,+ ................           9,670,684
       411,415    Incyte Pharmaceuticals, Inc.* ............          31,678,955
     1,051,915    Invitrogen Corp.*,# ......................          65,613,198
       538,700    Maxim Pharmaceuticals, Inc.* .............          20,874,625
       742,995    Oxford GlycoSciences PLC*,** .............          18,747,547
       482,500    Protein Design Labs, Inc.* ...............          48,973,750
       100,210    QIAGEN N.V ...............................          14,542,976
     1,514,130    Ribozyme Pharmaceuticals, Inc.*,# ........          37,096,185

                                                                     349,326,189

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  19

Janus | Global Life Sciences Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Medical - Drugs - 25.6%
       884,925    Abbott Laboratories ......................    $     34,014,305
     1,314,710    American Home Products Corp. .............          73,870,268
       317,934    Angiotech Pharmaceuticals, Inc.* .........           9,763,378
         4,784    Ares-Serono Group - Class B** ............          14,723,422
       766,765    AstraZeneca Group PLC (ADR)** ............          32,299,976
     1,462,390    Biovail Corp. - New York Shares* .........          69,737,723
     1,050,160    Celgene Corp.* ...........................          49,423,155
       726,200    CIMA Labs, Inc.*,# .......................          10,166,800
     1,068,895    DUSA Pharmaceuticals, Inc. ...............
                    - New York Shares*,# ...................          17,636,767
       496,145    Eli Lilly and Co. ........................          38,358,210
       412,345    Forest Laboratories, Inc.* ...............          34,662,752
       545,810    Glaxo Wellcome PLC (ADR)** ...............          34,283,691
       412,100    IntraBiotics Pharmaceuticals, Inc.* ......           4,790,662
       232,065    MedImmune, Inc.* .........................          37,115,896
       491,180    Merck & Co., Inc. ........................          34,137,010
       928,460    OSI Pharmaceuticals, Inc.* ...............          12,708,296
     1,000,000    OSI Pharmaceuticals, Inc.*,ss.,+ .........          12,318,750
     2,347,915    Pfizer, Inc. .............................          98,905,919
       430,335    Priority Healthcare Corp.* ...............          23,829,801
       983,735    Sepracor, Inc.* ..........................          90,503,620
     2,747,066    Shire Pharmaceuticals Group PLC*,** ......          39,160,327
    21,315,712    SkyePharma PLC*,** .......................          33,354,826
       447,000    Takeda Chemical Industries, Ltd.** .......          29,408,010

                                                                     835,173,564

Medical Information Systems - 1.3%
       683,550    Allscripts, Inc.* ........................          21,190,050
     1,000,000    Healtheon/WebMD Corp.*,ss.,+ .............          19,693,440

                                                                      40,883,490

Medical Instruments - 1.0%
       636,560    Medtronic, Inc. ..........................          33,061,335

Medical Products - 2.5%
       900,000    HemaSure, Inc.*,ss.,+,# ..................           5,146,875
       445,385    Johnson & Johnson ........................          36,744,263
       315,360    MiniMed, Inc.* ...........................          38,769,570

                                                                      80,660,708

Optical Supplies - 2.6%
     1,459,880    Allergan, Inc. ...........................          85,950,435

Research and Development - 1.0%
       899,050    Aurora Biosciences Corp.*,ss.,+,# ........          31,612,846

Therapeutics - 13.0%
       267,740    Abgenix, Inc.* ...........................          23,979,464
       519,555    CV Therapeutics, Inc.* ...................          20,717,256
     1,768,045    ILEX Oncology, Inc.*,# ...................          42,433,080
       853,080    ImClone Systems, Inc.* ...................          77,630,280
       742,000    NaPro BioTherapeutics, Inc.* .............           4,359,250
       874,385    Neurogen Corp.*,# ........................          25,575,761
       850,000    NPS Pharmaceuticals, Inc.*,ss.,+,# .......          10,718,500
       496,820    Pharmacyclics, Inc. ......................          22,543,207
       815,330    Progenics Pharmaceuticals, Inc.*,# .......          37,505,180
     1,190,410    QLT PhotoTherapeutics, Inc. ..............
                    - New York Shares* .....................          66,142,156
       767,340    Trimeris, Inc.*,# ........................          26,425,271
       400,000    Trimeris, Inc.*,ss.,+ ....................          13,499,500
       950,360    United Therapeutics Corp.* ...............          53,695,340

                                                                     425,224,245

Wireless Equipment - 0.3%
       754,565    Data Critical Corp.* .....................           8,771,818
--------------------------------------------------------------------------------
Total Common Stock (cost $2,399,254,377) ...................       2,306,663,207
--------------------------------------------------------------------------------
U.S. Government Agencies - 26.7%
                  Fannie Mae:
$   50,000,000      5.92%, 8/17/00 .........................    $     49,062,500
    50,000,000      6.13%, 9/28/00 .........................          48,683,350
                  Federal Home Loan Bank System:
   156,600,000      5.88%, 5/1/00 ..........................         156,600,000
    50,000,000      5.64%, 6/15/00 .........................          49,647,500
   100,000,000      5.90%, 6/16/00 .........................          99,246,111
    50,000,000      5.75%, 6/19/00 .........................          49,608,681
    50,000,000      5.94%, 6/29/00 .........................          49,503,000
   100,000,000      5.89%, 6/30/00 .........................          98,990,000
   100,000,000      5.95%, 7/24/00 .........................          98,562,000
    50,000,000      5.87%, 9/8/00 ..........................          48,869,500
    50,000,000      6.02%, 9/22/00 .........................          48,748,000
    25,000,000      6.05%, 10/16/00 ........................          24,267,250
                  Freddie Mac
    50,000,000      5.87%, 6/1/00 ..........................          49,747,264
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $871,860,361) .........         871,535,156
--------------------------------------------------------------------------------
Total Investments (total cost $3,271,114,738) - 97.5% ......       3,178,198,363
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.5%         80,252,068
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $  3,258,450,431
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Canada                                   5.1%                   $    163,280,024
Japan                                    0.9%                         29,408,010
Netherlands                              0.5%                         14,542,976
Switzerland                              0.5%                         14,723,422
United Kingdom                           5.0%                        157,846,367
United States++                         88.0%                      2,798,397,564
--------------------------------------------------------------------------------
Total                                  100.0%                   $  3,178,198,363

++Includes Short-Term Securities (60.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 6/9/00              7,700,000    $   11,961,950   $        223,466
British Pound 9/8/00             12,800,000        19,910,400            299,760
British Pound 9/22/00             1,800,000         2,800,440             67,005
Japanese Yen 9/8/00           1,705,000,000        16,158,886            483,969
Swiss Franc 10/5/00              14,000,000         8,251,798            342,432
--------------------------------------------------------------------------------
Total                                          $   59,083,474   $      1,416,632

See Notes to Schedules of Investments.

20  Janus Equity Funds / April 30, 2000

                        Janus | Global Technology Fund (closed to new investors)

                                                               [PHOTO]
                                                               Mike Lu
                                                               portfolio manager

For the six months ended April 30, 2000, Janus Global Technology Fund gained 55.76% versus the S&P 500 Index's 7.18% gain.(1) This performance earned the Fund a top-quartile ranking for the year ended April 30, 2000, placing it 23rd out of 107 science and technology funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The last six months proved challenging in that emotion ruled the day, with the first three months driven by euphoria and the second three months by fear. Throughout this challenging period, we remained steadfast in our strategy of investing in technology enablers - comprised principally of leading or emerging franchises in the Internet enablement, networking and telecommunications areas. In fact, little has changed in the Fund's top holdings as our fundamental research continues to indicate strengthening segment dynamics and business models.

While we added to nearly all of our top positions during the period, we significantly increased our holdings in Teradyne and Applied Materials, two leading producers of machinery needed for semiconductor chip production. Applied specializes in front-end production equipment, while Teradyne focuses on back-end equipment. Both are examples of "enabling enablers." In other words, their products enable chip manufacturers to produce greater quantities of higher-performance semiconductor components at lower cost, which, in turn, allow system vendors to improve their time-to-market schedules and to enhance product offerings. Our ongoing research checks into industry capital expenditure plans, and the continuing demand-supply disequilibrium gave us the confidence to increase our stakes in the semiconductor capital equipment sector, a decision that rewarded the Fund handsomely.

The period's dramatic price swings gave us the opportunity to buy some promising Asian companies at attractive prices. For example, we initiated a position in South Korea's Samsung Electronics. Most investors recognize Samsung as a dynamic random-access memory producer, but that business actually comprises less than a third of overall revenues. While we believe the demand for volatile and nonvolatile memory will remain robust, we also like the prospects facing its burgeoning, yet underappreciated, wireless telecommunications business.

We also initiated a position in Japan's Furukawa Electric, which designs and produces optical components that increase the capacity of fiber-optic networks. Through our extensive research into JDS Uniphase, a leading manufacturer of products for the fiber-optic communications market and one of the Fund's longtime winners, as well as through our ongoing dialogues with the telecom carriers, we remain convinced that demand for optical components continues to be robust. That said, we believe Furukawa will benefit from continued bandwidth buildouts as carriers struggle to keep up with the data demands created by booming global Internet use.

Elsewhere, Internet solutions consultant Sapient declined after the company reported fourth-quarter earnings that disappointed investors who held overly aggressive expectations. We believe the company's fundamentals are firmly on track, as evidenced by its strong first-quarter results. The IT consulting space

                                                        (continued on next page)

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                88.6%              83.0%
  Foreign                                               31.3%              21.9%
  European                                              11.0%              10.8%
Top 10 Equities (% of Assets)                           30.3%              28.9%
Number of Stocks                                          120                 90
Cash, Cash Equivalents &
  Fixed-Income Securities                               11.4%              17.0%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Electronic Components -
  Semiconductors                                        13.7%               7.8%
Telecommunication Equipment                              8.6%               8.1%
Fiber Optics                                             8.4%               6.0%
Internet Software                                        7.5%               5.9%
Telecommunication Services                               5.9%               4.8%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Nokia Oyj                                                4.7%               4.3%
JDS Uniphase Corp.                                       4.0%               4.3%
Teradyne, Inc.                                           3.2%               1.9%
Texas Instruments, Inc.                                  3.2%               2.6%
Sun Microsystems, Inc.                                   3.1%               3.5%
Applied Materials, Inc.                                  2.6%               2.0%
Cisco Systems, Inc.                                      2.5%               2.2%
VERITAS Software Corp.                                   2.5%               3.2%
i2 Technologies, Inc.                                    2.5%               2.0%
China Telecom, Ltd. (ADR)                                2.0%               2.2%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a science and technology fund as one that "invests 65% of its equity portfolio in science and technology stocks." The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                         Janus Equity Funds / April 30, 2000  21
is only as scalable as the talent of its consultants, and Sapient remains at the head of the pack in terms of employee retention. Furthermore, we believe demand for Sapient's consulting services will persist as the "brick and mortar" firms worldwide increasingly leverage the Internet and intranets to enhance productivity and to pursue new revenue opportunities.

In closing, I'd like to thank you for your continued confidence in Janus Global Technology Fund. The past few months, in particular, have been difficult. But you should know that through it all we've remained focused on doing what's right for our shareholders. Whether that means closing the Fund to new investors, as we did in January, or spending half of our waking hours on the road to uncover compelling information, your interests govern our actions.

So while market volatility will likely persist for the foreseeable future due to interest rate concerns, we will not deviate from our long-term-oriented, diversified approach toward technology investing. We will stay focused on finding tomorrow's dominant franchises. Sometimes that means uncovering small emerging companies, but just as often it means singling out the market leaders that are capable of defending their position. Either way, it means rolling up our sleeves and getting to know our companies better than anyone. Fortunately, that's what we love to do.

Thank you again for your investment in Janus Global Technology Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Global Technology Fund ($32,616) as compared to the S&P 500 Index ($12,008).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 136.86%
Since 12/31/98*, 143.44%

Janus Global Technology Fund - $32,616

S&P 500 Index - $12,008

*The Fund's inception date
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

The performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance and, most importantly, should note that the recent market volatility is not reflected in these figures.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stocks - 87.9%
Applications Software - 0.6%
       160,000    Adobe Systems, Inc. ......................    $     19,350,000
       524,640    Microsoft Corp.* .........................          36,593,640

                                                                      55,943,640

Cable Television - 0.2%
       688,494    Le Groupe Videotron ltee .................          16,542,529

Cellular Telecommunications - 5.4%
     1,343,030    China Telecom, Ltd. (ADR)*,** ............         197,005,713
         2,596    NTT DoCoMo, Inc.** .......................          86,716,234
     1,680,000    Sprint Corp./PCS Group* ..................          92,400,000
    14,847,721    Vodafone AirTouch PLC ....................          68,300,288
       754,665    Vodafone AirTouch PLC (ADR) ..............          35,469,255
       473,700    VoiceStream Wireless Corp.* ..............          46,896,300

                                                                     526,787,790

Circuit Boards - 0.2%
     1,387,310    Viasystems Group, Inc.* ..................          22,110,253

Circuits - 0.6%
       271,300    Maxim Integrated Products, Inc.* .........          17,583,631
       602,970    Vitesse Semiconductor Corp.* .............          41,039,646

                                                                      58,623,277

Commercial Services - 0.5%
     2,133,806    MarchFirst, Inc* .........................          45,476,740

Communications Software - 0.3%
       815,380    Puma Technology, Inc.* ...................    $     24,971,012

Computer Data Security - 2.3%
       248,302    Baltimore Technologies PLC* ..............          25,111,532
       451,540    Check Point Software Technologies, Ltd.* .          78,116,420
       869,500    VeriSign, Inc.* ..........................         121,186,562

                                                                     224,414,514

Computer Services - 1.8%
       413,200    Fujitsu Support and Service, Inc.** ......          61,174,273
     1,501,840    Sapient Corp.* ...........................         118,926,955

                                                                     180,101,228

Computers - Integrated Systems - 1.9%
     2,055,000    ASM Lithography Holding N.V.* ............          82,200,000
       500,980    Brocade Communications Systems, Inc.* ....          62,121,520
     1,487,000    Fujitsu, Ltd.** ..........................          42,103,763

                                                                     186,425,283

Computers - Memory Devices - 2.9%
       302,530    EMC Corp.* ...............................          42,032,762
     2,261,295    VERITAS Software Corp.* ..................         242,559,221

                                                                     284,591,983

Computers - Micro - 4.3%
       280,460    IBM Corp. ................................          31,306,348
    72,550,000    Legend Holdings, Ltd.** ..................          84,295,665
     3,270,070    Sun Microsystems, Inc.* ..................         300,642,061

                                                                     416,244,074

See Notes to Schedules of Investments.

22  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Distribution and Wholesale - 0.1%
     8,816,000    Global Tech Holdings, Ltd.** .............    $     10,073,510

Diversified Operations - 0.5%
    11,466,000    Citic Pacific, Ltd.** ....................          52,553,228

E-Commerce - 0.5%
       436,880    Amazon.com, Inc.* ........................          24,110,315
       803,770    PurchasePro.com, Inc.* ...................          24,113,100

                                                                      48,223,415

Electric Products - 1.5%
       538,720    Samsung Electronics ......................         145,637,446

Electronic Components - 4.4%
       130,870    Caliper Technologies Corp.* ..............           4,907,625
     1,407,740    Celestica, Inc. - New York Shares* .......          76,809,814
       442,000    Murata Manufacturing Company, Ltd.** .....          85,887,524
     5,020,000    NEC Corp.** ..............................         136,565,050
     2,303,210    SCI Systems, Inc.* .......................         122,645,933

                                                                     426,815,946

Electronic Components - Semiconductors - 13.7%
       400,000    Analog Devices, Inc.* ....................          30,725,000
     2,469,000    Applied Materials, Inc.* .................         251,375,063
       699,500    Atmel Corp.* .............................          34,231,781
       211,740    Bookham Technology PLC* ..................          10,062,515
       613,350    Chartered Semiconductor
                    Manufacturing, Ltd. (ADR)* .............          53,591,456
       860,890    Conexant Systems, Inc.* ..................          51,545,789
     5,692,123    Hyundai Electronics Industries Co.* ......          90,276,694
       371,700    QLogic Corp.* ............................          37,286,156
     1,389,450    Taiwan Semiconductor Manufacturing
                    Company, Ltd. (ADR)* ...................          72,685,603
     2,854,875    Teradyne, Inc.* ..........................         314,036,250
     1,919,945    Texas Instruments, Inc. ..................         312,711,042
     1,065,000    Xilinx, Inc.* ............................          78,011,250

                                                                   1,336,538,599

Enterprise Software and Services - 4.0%
       200,000    BEA Systems, Inc.* .......................           9,650,000
     1,865,980    i2 Technologies, Inc.* ...................         241,177,915
     1,011,315    Novell, Inc.* ............................          19,847,057
     1,486,520    Oracle Corp.* ............................         118,828,692

                                                                     389,503,664

Entertainment Software - 0.4%
       638,860    Electronic Arts, Inc.* ...................          38,651,030

Fiber Optics - 8.2%
       504,000    CIENA Corp.* .............................          62,307,000
       431,880    Corning, Inc. ............................          85,296,300
       220,000    E-Tek Dynamics, Inc.* ....................          45,045,000
     3,816,500    JDS Uniphase Corp.* ......................         395,723,344
       375,306    Lucent Technologies, Inc. ................          23,339,342
     2,542,740    Metromedia Fiber Network, Inc. - Class A*           78,507,097
       602,000    SDL, Inc.* ...............................         117,390,000

                                                                     807,608,083

Instruments - Scientific - 0.3%
       480,000    PE Corp./PE Biosystems Group .............          28,800,000

Internet Content - 2.9%
       567,018    DoubleClick, Inc.* .......................          43,022,491
     1,040,250    Network Solutions, Inc.* .................         153,957,000
       359,400    Softbank Corp.** .........................          88,681,968

                                                                     285,661,459

Internet Software - 6.2%
       309,260    America Online, Inc.* ....................    $     18,497,614
     1,520,640    Exodus Communications, Inc.* .............         134,481,600
       900,120    Icon Medialab International A.B.* ........          13,673,661
       595,000    Inktomi Corp.* ...........................          91,592,812
       710,000    Macromedia, Inc.* ........................          61,770,000
    25,754,000    Pacific Century CyberWorks, Ltd.*,** .....          47,943,743
     1,556,500    Portal Software, Inc.* ...................          71,404,437
     1,564,950    PSINet, Inc.* ............................          36,287,278
       600,000    TIBCO Software, Inc.* ....................          53,437,500
       840,980    Verio, Inc.* .............................          31,589,311
       989,990    Vignette Corp.* ..........................          47,705,143

                                                                     608,383,099

Life and Health Insurance - 0.3%
     2,079,158    Prudential PLC ...........................          32,189,833

Machinery - Electrical - 0.6%
       754,100    Nidec Corp.** ............................          53,380,040

Medical - Biomedical and Genetic - 0.4%
       275,000    Affymetrix, Inc.* ........................          37,142,188

Medical Information Systems - 0.2%
       307,510    Healtheon/WebMD Corp.* ...................           6,476,929
       600,000    Healtheon/WebMD Corp.*,ss.,+ .............          11,816,064

                                                                      18,292,993

Network Software - 0.7%
       689,090    Micromuse, Inc.* .........................          67,616,956

Networking Products - 3.7%
       530,620    3Com Corp.* ..............................          20,926,326
     3,564,340    Cisco Systems, Inc.* .....................         247,109,009
       337,100    Foundry Networks, Inc.* ..................          30,676,100
       850,820    Network Appliance, Inc.* .................          62,907,504

                                                                     361,618,939

Petrochemicals - 0.1%
       395,396    Reliance Industries, Ltd.+ ...............          10,141,907

Pipelines - 1.0%
     1,430,190    Enron Corp. ..............................          99,666,366

Satellite Telecommunications - 0.8%
     1,820,000    Adaptive Broadband Corp.*,# ..............          59,150,000
       362,820    EchoStar Communications Corp.* ...........          23,107,099

                                                                      82,257,099

Telecommunication Equipment - 8.6%
       360,000    Comverse Technology, Inc.* ...............          32,107,500
       145,000    Digital Lightwave, Inc.* .................           9,932,500
       500,540    LG Information & Communication, Ltd. .....          38,565,024
       744,000    Matsushita Communication Industrial
                    Company, Ltd.** ........................         116,620,490
       158,540    Next Level Communications, Inc.* .........          12,623,747
       360,000    Nokia Oyj ................................          20,699,978
     7,725,500    Nokia Oyj (ADR) ..........................         439,387,812
       922,295    Nortel Networks Corp. - New York Shares ..         104,449,909
       650,000    QUALCOMM, Inc.* ..........................          70,484,375

                                                                     844,871,335

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  23

Janus | Global Technology Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Telecommunication Services - 4.2%
        99,990    Amdocs, Ltd.* ............................    $      6,768,073
       135,000    COLT Telecom Group PLC*,+ ................           5,764,958
       169,500    COLT Telecom Group PLC (ADR)* ............          28,942,125
       131,390    Dacom Corp.* .............................          19,062,370
       827,900    Korea Thrunet Company, Ltd. - Class A* ...          21,421,913
       604,240    Level 3 Communications, Inc.* ............          53,777,360
     3,225,588    McLeodUSA, Inc. - Class A* ...............          80,639,700
       495,000    Net2Phone, Inc.* .........................          21,841,875
       489,062    NTL, Inc.* ...............................          37,413,243
     1,321,070    SK Telecom Company, Ltd. (ADR) ...........          42,356,807
     1,363,718    Sonera Oyj ...............................          75,182,708
       281,870    Time Warner Telecom, Inc. - Class A* .....          15,432,383

                                                                     408,603,515

Telephone - Integrated - 2.5%
           607    Japan Telecom Company, Ltd.** ............          30,891,564
       671,000    NEXTLINK Communications, Inc. - Class A* .          56,573,688
     1,245,000    SBC Communications, Inc. .................          54,546,563
     2,600,773    Telefonica S.A.* .........................          58,016,547
       705,000    Telefonica S.A. (ADR)* ...................          46,706,250

                                                                     246,734,612

Wire and Cable Products - 1.1%
     7,956,000    Furukawa Electric Company, Ltd.** ........         110,353,199
--------------------------------------------------------------------------------
Total Common Stocks (cost $5,474,346,564) ..................       8,593,550,784
--------------------------------------------------------------------------------
Corporate Bonds - 5.5%
Applications Software - 0%
$    3,000,000    Citrix Systems, Inc., zero coupon
                    convertible subordinated debentures
                    due 3/22/19+ ...........................           2,565,000

Cable Television - 1.4%
    45,000,000    Telewest Communications PLC, 9.875%
                    senior notes, due 2/1/10+ ..............          44,100,000
                  United Pan-Europe Communications N.V.:
    63,000,000      11.25%, senior notes, due 2/1/10+ ......          58,590,000
    37,000,000      11.50%, senior notes, due 2/1/10+ ......          34,040,000

                                                                     136,730,000

Computers - Memory Devices - 0.3%
     8,000,000    Veritas Software Corp., 1.856%
                    convertible discount notes, due 8/13/06           24,460,000

Enterprise Software and Services - 0.7%
    21,000,000    BEA Systems, Inc., 4.00%
                    convertible subordinated notes
                    due 12/15/06+ ..........................          32,340,000
    17,500,000    i2 Technologies, Inc., 5.25%
                    convertible subordinated notes
                    due 12/15/06+ ..........................          32,550,000

                                                                      64,890,000

Fiber Optics - 0.1%
    10,000,000    Metromedia Fiber Network, Inc., 10.00%
                    senior notes, due 12/15/09 .............           9,525,000

Internet Content - 0.1%
$    4,000,000    DoubleClick, Inc., 4.75%
                    convertible subordinated notes
                    due 3/15/06+ ...........................    $      7,735,000

Internet Software - 0.8%
                  Exodus Communications, Inc.:
    10,000,000      11.25%, senior notes, due 7/1/08 .......          10,125,000
    15,000,000      4.75%, convertible subordinated notes
                    due 7/15/08+ ...........................          20,812,500
    40,000,000    Globix Corp., 12.50%
                    senior notes, due 2/1/10+ ..............          35,200,000
    20,000,000    PSINet, Inc., 11.00%
                    senior notes, due 8/1/09 ...............          17,550,000

                                                                      83,687,500

Networking Products - 0.2%
    25,700,000    Candescent Technologies Corp., 7.00%
                    convertible senior subordinated
                    debentures, due 5/1/03+ ................          20,560,000

Telecommunication Services - 1.5%
     9,000,000    Global Crossing Holdings, Ltd., 9.50%
                    senior notes, due 11/15/09+ ............           8,775,000
                  Level 3 Communications, Inc.:
    50,000,000      11.00%, senior notes, due 3/15/08+ .....          48,375,000
    15,000,000      6.00%, convertible subordinated
                    debentures, due 3/15/10 ................          13,443,750
                  NTL, Inc.:
    52,000,000      11.50%, senior notes, due 2/1/06 .......          47,840,000
    40,000,000      5.75%, convertible subordinated notes
                    due 12/15/09+ ..........................          35,150,000

                                                                     153,583,750

Wireless Equipment - 0.4%
    40,000,000    Nextel Communications, Inc., 9.375%
                    senior notes, due 11/15/09 .............          38,200,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $512,654,871) ..................         541,936,250
--------------------------------------------------------------------------------
Foreign Bond - 0.1%
Fiber Optics - 0.1%
EUR  9,000,000    Metromedia Fiber Network, Inc., 10.00%
                    senior notes, due 12/15/09
                    (cost $9,212,774) ......................           8,078,240
--------------------------------------------------------------------------------
Preferred Stocks - 0.7%
Internet Software - 0.5%
     1,360,000    PSINet, Inc., convertible, 7.00%+ ........          42,670,000
       160,000    Verio, Inc., convertible, 6.75%+ .........           8,120,000

                                                                      50,790,000

Telecommunication Services - 0.2%
        28,000    McLeodUSA, Inc. - Series A
                    convertible, 6.75% .....................          17,500,000
--------------------------------------------------------------------------------
Total Preferred Stocks (cost $83,000,000) ..................          68,290,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 3.1%
                  CIT Holding Corp.
$  305,100,000      6.00%, 5/1/00
                    (amortized cost $305,100,000) ..........         305,100,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

24  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
U.S. Government Agencies - 2.0%
                  Fannie Mae
$   25,000,000      6.17%, 10/19/00 ........................    $     24,254,250
                  Federal Home Loan Bank System:
    50,000,000      5.94%, 6/29/00 .........................          49,503,000
    20,000,000      5.94%, 7/21/00 .........................          19,722,800
    50,000,000      5.97%, 7/25/00 .........................          49,272,500
    50,000,000      5.75%, 7/28/00 .........................          49,247,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $192,103,919) .........         191,999,550
--------------------------------------------------------------------------------
Total Investments (total cost $6,576,418,128)  - 99.3% .....       9,708,954,824
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%         71,334,662
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $  9,780,289,486
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Bermuda                                  0.1%                   $      8,775,000
Canada                                   2.0%                        197,802,251
Finland                                  5.5%                        535,270,498
Hong Kong                                4.0%                        391,871,859
India                                    0.1%                         10,141,907
Israel                                   0.8%                         78,116,420
Japan                                    8.4%                        812,374,105
Netherlands                              1.8%                        174,830,000
Singapore                                0.6%                         53,591,456
South Korea                              3.7%                        357,320,254
Spain                                    1.1%                        104,722,797
Sweden                                   0.1%                         13,673,661
Taiwan                                   0.7%                         72,685,603
United Kingdom                           2.6%                        249,940,506
United States++                         68.5%                      6,647,838,507
--------------------------------------------------------------------------------
Total                                  100.0%                   $  9,708,954,824

++Includes Short-Term Securities (63.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar 3/16/01      1,045,000,000    $  134,060,295   $         65,219
Hong Kong Dollar 5/7/01         845,000,000       108,395,870          (616,504)
Hong Kong Dollar 5/10/01        849,000,000       108,908,987          (183,181)
Japanese Yen 5/18/00          1,850,000,000        17,167,812            106,087
Japanese Yen 9/1/00           9,000,000,000        85,182,745          (181,579)
Japanese Yen 9/8/00          14,984,700,000       142,015,283          2,896,228
Japanese Yen 9/14/00         14,150,000,000       134,257,862          4,107,300
--------------------------------------------------------------------------------
Total                                          $  729,988,854   $      6,193,570

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  25

Janus | Growth and Income Fund

[PHOTO]
David Corkins
portfolio manager

I'm pleased to report that for the six months ended April 30, 2000, your fund gained 21.71%, topping its benchmark, the S&P 500 Index, which returned 7.18%.(1) As always, one of our primary goals is to consistently outperform the S&P 500 over a longer three- to five-year time period.

Turning to a detailed discussion of the Fund, telecommunications continues to be an area where we are uncovering exciting potential. Competitive local-exchange carrier McLeodUSA, for instance, supported our performance. McLeod is making inroads into territory once dominated by the regional Bell companies by supplying integrated telecommunications services to small business and residential customers in many Midwestern states. Led by an exceptional management team, the company has also benefited from several acquisitions that will allow McLeod to expand its data service offerings.

Despite a strong headwind, several other holdings posted substantial gains during the period, including Texas Instruments, Nokia and Enron. Long an innovator in the chip industry, Texas Instruments is the leading maker of digital signal processors, or DSPs, that serve as the engine for two-thirds of the world's wireless phones. Additionally, the company recently introduced two more powerful DSPs that will enable high-speed broadband Internet connections and allow users to surf the Web and utilize e-mail via wireless "third-generation" handsets. Nokia, the world's largest cell phone manufacturer, is poised to benefit from these innovations by adding new features to its handsets. With the number of wireless phone users projected to reach nearly one billion by 2001, we continue to be optimistic about the growth prospects of the industry.

Our position in Enron is a play on two different areas of the market. Although its core energy-trading business is thriving, the company's foray into broadband technology is what we find especially exciting. Enron is in the process of building a fiber-optic system that utilizes the company's existing interstate gas pipeline network, potentially revolutionizing the telecommunications industry. What's more, Enron plans to develop an exchange to trade bandwidth capacity, a business that we believe holds considerable promise.

While we were pleased with the Fund's overall performance, a few holdings failed to meet expectations. Comcast, a large cable operator, fell as increased expenses related to acquisitions and the rollout of new services sapped results. In addition, Midwest bank Firstar declined as rising interest rates put downward pressure on financial shares. However, because neither company has experienced any fundamental changes that would shake our confidence, we have decided to hold both positions.

Before wrapping up, I'd like to touch on the persistent volatility the market endured, particularly at the end of the period. Extreme market fluctuations became a daily occurrence due to the extended strength of the equity markets as well as recent increases in interest rates. Not surprisingly, the fastest-growing companies, typically in the technology area, were among the most volatile. While

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                78.4%              85.2%
  Foreign                                               11.8%               8.4%
     European                                            9.0%               5.5%
Fixed-Income Securities
  Investment-Grade
     Corporate Bonds                                     0.9%                --
  High-Yield/High-Risk
     Corporate Bonds                                     3.9%               2.5%
  Preferred Stock                                        3.1%               4.6%
Top 10 Equities (% of Assets)                           32.5%              31.2%
Number of Stocks                                           77                 76
Cash & Cash Equivalents                                 13.7%               7.7%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Equipment                              7.4%               5.4%
Cellular Telecommunications                              5.2%               4.1%
Telecommunication Services                               4.8%               2.3%
Multimedia                                               4.2%               4.8%
Networking Products                                      4.1%               3.6%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Nokia Oyj (ADR)                                          4.6%               3.8%
Cisco Systems, Inc.                                      4.1%               3.6%
AT&T Corp./Liberty Media
  Group - Class A                                        3.4%               3.0%
Enron Corp.                                              3.2%               2.4%
Texas Instruments, Inc.                                  3.1%               2.5%
General Electric Co.                                     3.1%               3.1%
Sun Microsystems, Inc.                                   3.1%               3.5%
Time Warner, Inc.                                        2.9%               3.0%
EMC Corp.                                                2.7%               2.4%
Comcast Corp. - Special Class A                          2.3%               3.1%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

26  Janus Equity Funds / April 30, 2000
we are willing to hold on to individual stocks that are volatile, we try to mitigate risk by avoiding dramatic bets on specific sectors of the market. Furthermore, we maintain positions in income-producing investments such as dividend-paying stocks, convertible securities and bonds to balance out the Fund's growth holdings. Most important, we focus on the best-managed companies across various industries.

Lastly, I believe that stock valuations do matter. As Jerry Seinfeld said when talking about cosmetics, "Where lipstick is concerned, the important thing is not the color, but to accept God's final word on where your lips end." Likewise, we own a broad and eclectic mix of stocks - a "colorful palette" of companies, if you will - that we are confident will be able to perform under a variety of market conditions. At the same time, we don't hesitate to sell when valuations become extreme.

A final word from Plato, who once said, "Wise people talk because they have something to say; fools because they have to say something." I hope that the comments in this letter have given you a better understanding of your fund, its goals and our investment approach. The strategy that has worked best for me in these volatile times is to know the companies I invest in well. I believe the same holds true for our investors.

Thank you for your continued investment in Janus Growth and Income Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($70,639) as compared to the S&P 500 Index ($48,228).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 35.66%
Five Year, 34.55%
Since 5/15/91*, 24.38%

Janus Growth and Income Fund - $70,639

S&P 500 Index - $48,228

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 78.4%
Advertising Agencies - 0.3%
       300,000    Omnicom Group, Inc. ......................    $     27,318,750

Audio and Video Products - 0.8%
       618,600    Sony Corp.** .............................          71,292,225

Automotive - Cars and Light Trucks - 0.5%
       800,000    Ford Motor Co. ...........................          43,750,000

Brewery - 0.8%
     1,100,000    Anheuser-Busch Companies, Inc. ...........          77,618,750

Broadcast Services and Programming - 3.9%
     6,248,387    AT&T Corp./Liberty Media Group - Class A*          312,028,826
       600,000    Clear Channel Communications, Inc.* ......          43,200,000

                                                                     355,228,826

Cable Television - 2.3%
     5,275,000    Comcast Corp. - Special Class A* .........         211,329,688

Casino Hotels - 0.5%
     3,717,515    Park Place Entertainment Corp.* ..........          47,630,661

Cellular Telecommunications - 5.1%
     1,025,000    Nextel Communications, Inc. - Class A* ...         112,173,438
     2,225,000    Sprint Corp./PCS Group* ..................         122,375,000
    20,553,604    Vodafone AirTouch PLC** ..................          94,547,646
     1,400,000    VoiceStream Wireless Corp.* ..............         138,600,000

                                                                     467,696,084

Circuits - 0.7%
     1,000,000    Maxim Integrated Products, Inc.* .........    $     64,812,500

Commercial Services - 0.8%
     1,430,705    Paychex, Inc. ............................          75,290,851

Computer Data Security - 1.5%
     1,000,000    VeriSign, Inc.* ..........................         139,375,000

Computers - Memory Devices - 3.0%
     1,750,000    EMC Corp.* ...............................         243,140,625
       232,500    VERITAS Software Corp.* ..................          24,939,258

                                                                     268,079,883

Computers - Micro - 3.1%
     3,009,890    Sun Microsystems, Inc.* ..................         276,721,762

Cruise Lines - 0.5%
     2,092,039    Royal Caribbean Cruises, Ltd. ............          43,540,562

Distribution and Wholesale - 1.0%
       300,000    Brightpoint, Inc.* .......................           3,543,750
     1,600,000    Costco Wholesale Corp.* ..................          86,500,000

                                                                      90,043,750

Diversified Financial Services - 2.0%
     2,380,045    Associates First Capital Corp. - Class A .          52,807,248
     2,175,000    Citigroup, Inc. ..........................         129,276,563

                                                                     182,083,811

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  27

Janus | Growth and Income Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Diversified Operations - 3.1%
     1,766,565    General Electric Co. .....................    $    277,792,346

E-Commerce - 0.2%
       110,000    eBay, Inc.* ..............................          17,510,625

Electronic Components - Semiconductors - 3.8%
       500,000    Intel Corp. ..............................          63,406,250
     1,750,000    Texas Instruments, Inc. ..................         285,031,250

                                                                     348,437,500

Enterprise Software and Services - 0.7%
       787,380    Oracle Corp.* ............................          62,941,189

Entertainment Software - 0.3%
       375,000    Electronic Arts, Inc.* ...................          22,687,500

Fiber Optics - 1.3%
       375,000    Corning, Inc. ............................          74,062,500
       100,000    E-Tek Dynamics, Inc.* ....................          20,475,000
       125,000    SDL, Inc.* ...............................          24,375,000

                                                                     118,912,500

Finance - Credit Card - 1.3%
       800,000    American Express Co. .....................         120,050,000

Finance - Investment Bankers/Brokers - 0.8%
     1,600,000    Charles Schwab Corp. .....................          71,200,000

Instruments - Scientific - 0.2%
       250,000    PE Corp./PE Biosystems Group .............          15,000,000

Internet Content - 1.3%
     1,200,000    DoubleClick, Inc.* .......................          91,050,000
       150,000    Network Solutions, Inc.* .................          22,200,000

                                                                     113,250,000

Internet Software - 3.0%
     1,431,935    America Online, Inc.* ....................          85,647,612
       430,000    Inktomi Corp.* ...........................          66,193,125
       425,000    Macromedia, Inc.* ........................          36,975,000
       514,895    Phone.com, Inc.* .........................          43,251,180
     1,600,000    PSINet, Inc.* ............................          37,100,000

                                                                     269,166,917

Life and Health Insurance - 0.6%
     3,200,000    John Hancock Financial Services, Inc.* ...          58,400,000

Medical - Drugs - 1.0%
     2,200,000    Pfizer, Inc. .............................          92,675,000

Medical Instruments - 1.3%
     2,300,000    Medtronic, Inc. ..........................         119,456,250

Multi-Line Insurance - 0.9%
       700,000    American International Group, Inc. .......          76,781,250

Multimedia - 4.2%
     2,900,000    Time Warner, Inc. ........................         260,818,750
     2,188,880    Viacom, Inc. - Class B* ..................         119,020,350

                                                                     379,839,100

Music/Clubs - 0.3%
       700,000    SFX Entertainment, Inc.* .................          29,137,500

Networking Products - 4.1%
     5,400,000    Cisco Systems, Inc.* .....................         374,371,875

Oil Companies - Integrated - 0.3%
       600,000    Coastal Corp. ............................          30,112,500

Optical Supplies - 0.7%
     1,100,000    Allergan, Inc. ...........................          64,762,500

Pipelines - 3.2%
     4,200,000    Enron Corp. ..............................    $    292,687,500

Printing - Commercial - 0.4%
       969,755    Valassis Communications, Inc.* ...........          33,032,280

Radio - 1.8%
       450,000    AMFM, Inc.* ..............................          29,868,750
       425,000    Hispanic Broadcasting Corp.* .............          42,951,562
     2,600,000    Infinity Broadcasting Corp. - Class A* ...          88,237,500

                                                                     161,057,812

Retail - Building Products - 1.0%
     1,700,000    Home Depot, Inc. .........................          95,306,250

Retail - Office Supplies - 0.7%
     3,250,000    Staples, Inc.* ...........................          61,953,125

Super-Regional Banks - 1.2%
     4,475,000    Firstar Corp. ............................         111,315,625

Telecommunication Equipment - 7.4%
     7,400,000    Nokia Oyj (ADR)** ........................         420,875,000
       925,000    Nortel Networks Corp. - New York Shares ..         104,756,250
       485,000    QUALCOMM, Inc.* ..........................          52,592,187
     1,025,000    Telefonaktiebolaget L.M. Ericsson A.B. (ADR)        90,648,438

                                                                     668,871,875

Telecommunication Services - 3.8%
       675,000    Allegiance Telecom, Inc.* ................          47,756,250
     2,600,000    Cox Communications, Inc. - Class A* ......         111,312,500
     7,425,000    McLeodUSA, Inc. - Class A* ...............         185,625,000

                                                                     344,693,750

Telephone - Integrated - 2.6%
     1,200,000    CenturyTel, Inc. .........................          29,400,000
     6,217,630    Telefonica S.A.*,** ......................         138,699,312
     1,126,250    Telefonos de Mexico S.A. (ADR) ...........          66,237,578

                                                                     234,336,890

Toys - 0.1%
     1,100,000    Mattel, Inc. .............................          13,475,000
--------------------------------------------------------------------------------
Total Common Stock (cost $4,374,684,261) ...................       7,121,027,762
--------------------------------------------------------------------------------
Corporate Bonds - 4.8%
Broadcast Services and Programming - 0.2%
$   20,000,000    Clear Channel Communications, Inc., 1.50%
                    senior notes, due 12/1/02 ..............          19,075,000

Cable Television - 0.1%
     3,000,000    Adelphia Communications Corp., 7.75%
                    senior notes, due 1/15/09 ..............           2,557,500
    10,280,000    Telewest Communications PLC, 9.875%
                    senior notes, due 2/1/10**,+ ...........          10,074,400

                                                                      12,631,900

Cellular Telecommunications - 0.1%
     5,000,000    VoiceStream Wireless Corp., 10.375%
                    senior notes, due 11/15/09+ ............           5,075,000

Computers - Micro - 0.1%
    10,000,000    Sun Microsystems, Inc., 7.50%
                    senior notes, due 8/15/06 ..............           9,887,500

Diversified Financial Services - 0.4%
                  General Electric Capital Corp:
    15,000,000      7.00%, notes, due 3/1/02 ...............          14,906,250
     4,000,000      6.52%, notes, due 10/8/02 ..............           3,930,000
     7,500,000      7.00%, notes, due 2/3/03 ...............           7,425,000
     9,450,000      6.81%, notes, due 11/3/03 ..............           9,320,062

                                                                      35,581,312

See Notes to Schedules of Investments.

28  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
E-Commerce - 0.5%
$   46,395,000    Amazon.com, Inc., 4.75%
                    convertible subordinated debentures
                    due 2/1/09+ ............................    $     39,087,787

Enterprise Software and Services - 1.6%
    61,360,000    BEA Systems, Inc., 4.00%
                    convertible subordinated notes
                    due 12/15/06+ ..........................          94,494,400
    28,843,000    i2 Technologies, Inc., 5.25%
                    convertible subordinated notes
                    due 12/15/06+ ..........................          53,647,980

                                                                     148,142,380

Fiber Optics - 0%
     3,000,000    Metromedia Fiber Network, Inc., 10.00%
                    senior notes, due 12/15/09 .............           2,857,500

Hotels and Motels - 0.1%
     4,000,000    Host Marriott Travel Plaza, 9.50%
                    senior notes, due 5/15/05 ..............           4,130,000

Internet Software - 0%
     2,785,000    Exodus Communications, Inc.,11.25%
                    senior notes, due 7/1/08 ...............           2,819,812

Radio - 0%
     3,000,000    Chancellor Media Corp., 8.125%
                    senior subordinated notes, due 12/15/07            2,988,750

Super-Regional Banks - 0.2%
    15,000,000    Firstar Bank N.A., 7.125%
                    subordinated notes, due 12/1/09 ........          14,175,000

Telecommunication Services - 1.0%
       825,000    Allegiance Telecom, Inc., 12.875%
                    senior notes, due 5/15/08 ..............             899,250
     8,000,000    Global Crossing Holding, Ltd., 9.625%
                    company guaranteed notes, due 5/15/08 ..           7,840,000
    10,000,000    Level 3 Communications, Inc., 9.125%
                    senior notes, due 5/1/08 ...............           8,700,000
                  NTL, Inc.:
    20,332,000      7.00%, convertible subordinated notes
                    due 12/15/08 ...........................          41,121,470
    35,000,000      5.75%, convertible subordinated notes
                    due 12/15/09+ ..........................          30,756,250

                                                                      89,316,970

Wireless Equipment - 0.5%
    40,450,000    American Tower Corp., 5.00%
                    convertible notes, due 2/15/10+ ........          41,764,625
     5,000,000    Nextel Communications, Inc., 9.375%
                    senior notes, due 11/15/09 .............           4,775,000

                                                                      46,539,625
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $395,532,359) ..................         432,308,536
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 0.7%
        27,275    Porsche A.G.** ...........................          67,852,433

Cable Television - 1.0%
       200,000    Comcast Corp., convertible, 2.00%
                    (Sprint Corp./PCS Group) ...............          20,800,000
       675,000    MediaOne Group, Inc., convertible, 6.25% .          67,542,187

                                                                      88,342,187

Electric - Integrated - 0.7%
       400,000    Reliant Energy, Inc., convertible, 7.00%
                    (Time Warner, Inc.) ....................          59,225,000

Finance - Other Services - 0.4%
       137,000    TCI Pacific Communications, Inc. - Series A
                    convertible, 5.00% .....................    $     39,661,500

Internet Software - 0.3%
       950,000    PSINet, Inc., convertible, 7.00%+ ........          29,806,250
--------------------------------------------------------------------------------
Total Preferred Stock (cost $238,647,248) ..................         284,887,370
--------------------------------------------------------------------------------
Repurchase Agreement - 0.9%
$   79,500,000    ABN AMRO Securities, Inc., 5.90% dated
                    4/28/00, maturing 5/1/00, to be
                    repurchased at $79,539,088
                    collateralized by $36,653,536 in Fannie
                    Mae, 6.00%- 7.1562%, 12/25/08-2/25/30;
                    $8,020,019 in Federal Home Loan Bank
                    System, 6.74%, 7/6/09; $30,871,297 in
                    Freddie Mac, 6.00%-7.7775%,
                    12/15/07-12/15/28; $18,438,025 in Ginnie
                    Mae, 6.40%- 7.50%, 4/20/22-2/16/30; with
                    respective values of $30,591,600,
                    $7,757,246, $26,713,582 and $16,027,572
                    (cost $79,500,000) .....................          79,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 5.7%
                  Deutche Bank A.G.
   100,000,000      6.00%, 5/18/00 .........................          99,716,667
                  UBS Financial, Inc.
   420,000,000      6.04%, 5/1/00 ..........................         420,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
   (amortized cost $519,716,667) ...........................         519,716,667
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.8%
                  Federal Home Loan Bank System:
    50,000,000      5.69%, 5/12/00 .........................          49,913,069
    50,000,000      5.71%, 5/22/00 .........................          49,833,458
    50,000,000      5.78%, 5/31/00 .........................          49,759,167
    25,000,000      5.70%, 6/6/00 ..........................          24,857,500
   100,000,000      5.84%, 8/14/00 .........................          98,177,000
    50,000,000      5.98%, 8/30/00 .........................          48,949,500
    50,000,000      5.87%, 9/7/00 ..........................          48,878,000
   100,000,000      6.02%, 9/22/00 .........................          97,496,000
    50,000,000      6.03%, 10/4/00 .........................          48,639,000
                  Freddie Mac:
    50,000,000      5.75%, 7/6/00 ..........................          49,435,000
    50,000,000      6.05%, 10/18/00 ........................          48,517,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $614,933,125) .........         614,454,694
--------------------------------------------------------------------------------
Total Investments (total cost $6,223,013,660) - 99.7% ......       9,051,895,029
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%         31,327,899
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $  9,083,222,928
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  29

Janus | Growth and Income Fund

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Bermuda                                  0.1%                   $      7,840,000
Canada                                   1.2%                        104,756,250
Finland                                  4.6%                        420,875,000
Germany                                  0.7%                         67,852,433
Japan                                    0.8%                         71,292,225
Mexico                                   0.7%                         66,237,578
Spain                                    1.5%                        138,699,312
Sweden                                   1.0%                         90,648,438
United Kingdom                           1.2%                        104,622,046
United States++                         88.2%                      7,979,071,747
--------------------------------------------------------------------------------
Total                                  100.0%                   $  9,051,895,029

++Includes Short-Term Securities (74.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 6/9/00             57,500,000    $   89,326,250   $      1,654,135
Euro 5/18/00                      3,100,000         2,822,240            425,010
Euro 6/9/00                      46,100,000        42,038,590          3,314,276
Euro 9/8/00                      50,400,000        46,242,000          2,440,632
Euro 9/22/00                     22,000,000        20,204,800          1,025,420
Euro 9/29/00                     55,400,000        50,901,520          2,745,070
Euro 10/5/00                     38,000,000        34,929,600          1,588,400
Japanese Yen 9/1/00             600,000,000         5,678,850           (12,105)
Japanese Yen 9/8/00           1,640,000,000        15,542,858            561,865
Japanese Yen 10/5/00          5,410,000,000        51,537,258          1,921,240
--------------------------------------------------------------------------------
Total                                          $  359,223,966   $     15,663,943

See Notes to Schedules of Investments.

30  Janus Equity Funds / April 30, 2000

                                                            Janus | Mercury Fund

                                                               [PHOTO]
                                                               Warren Lammert
                                                               portfolio manager

For the six months ended April 30, 2000, Janus Mercury Fund returned 36.59%, easily surpassing the 7.18% return of its benchmark, the S&P 500 Index.(1) These results placed us in the top quartile of our peer group for the 12-month period ended April 30, 2000, with a ranking of 34th out of 457 large-cap growth funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The last six months saw a continuation of many of the same trends that made last year such a successful one. Corporations around the globe have continued to invest heavily in computer- and Internet-related technology, a strategy that has paid tangible dividends to the economy as a whole by boosting productivity. For their part, consumers have embraced new technologies with the same enthusiasm. Devices such as Web-enabled cell phones and personal digital assistants - products that not long ago were unimaginable to all but the most visionary of minds - are quickly becoming part of our everyday lives.

Two examples of our approach are Nokia and Texas Instruments. Both companies are benefiting from the explosion in cellular phone usage worldwide - Nokia through its dominance of the cellular handset market and Texas Instruments by virtue of its position as the world's leading supplier of telecommunications-related digital signal-processing chips. While both companies are already well known to our shareholders, their continued outperformance makes them once again worthy of mention.

Another important trend has been the rapid transformation of the Internet into a viable tool of commerce. Internet "pure plays," as well as infrastructure companies such as Cisco Systems and EMC Corp., are examples of our strategy. But while we remain excited by the open-ended growth potential enjoyed by these and other Web-related companies, another aspect of the Internet phenomenon, business-to-business e-commerce, has become an area of increasing focus.

An entire range of traditional "smokestack" industries, ranging from automobile manufacturers to chemical and energy companies, are quickly coming to realize the immense cost savings that can be wrung out of the Internet. This has led to the rapid formation of a number of business-to-business (B2B) e-commerce alliances with enormous purchasing power. With so much money at stake, companies like B2B infrastructure specialist i2 Technologies, a clear leader in the industry and one of our most compelling additions during the period, are poised for dramatic growth. Although the company suffered somewhat in April's extremely volatile market, i2 remained one of our best performers.

Another company in the Fund that is taking advantage of rapid changes in the economy is Enron. The company's efforts to transform the electric and gas utility industry into a lean and profit-driven business after decades of tight government regulation has supported outstanding growth at its core businesses. While we are encouraged by Enron's performance, we are even more enthusiastic about its efforts to become the dominant player in rapidly emerging

                                                        (continued on next page)

Portfolio Profile                              April 30, 2000    October 31,1999
--------------------------------------------------------------------------------
Equities                                                87.9%              95.0%
  Foreign                                               22.4%              15.8%
    European                                            17.9%              13.6%
Top 10 Equities (% of Assets)                           38.4%              40.6%
Number of Stocks                                           75                 57
Cash & Cash Equivalents                                 12.1%               5.0%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Equipment                             15.5%               8.8%
Cellular Telecommunications                              7.4%               3.9%
Pipelines                                                5.2%               3.8%
Broadcast Services
  and Programming                                        4.9%               7.1%
Internet Software                                        4.8%               3.4%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Nokia Oyj                                               11.5%               8.8%
Enron Corp.                                              5.2%               3.8%
AT&T Corp./Liberty Media Group - Class A                 4.1%               5.7%
Time Warner, Inc.                                        3.8%               4.1%
i2 Technologies, Inc.                                    2.7%                --
Amazon.com, Inc.                                         2.4%               4.7%
Telefonaktiebolaget L.M. Ericsson A.B                    2.3%                --
EMC Corp.                                                2.2%               2.6%
Cisco Systems, Inc.                                      2.1%               3.1%
Vodafone AirTouch PLC                                    2.1%               1.5%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a large-cap growth fund as one that "invests at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average." As of April 30, 2000, Janus Mercury Fund ranked 5/194 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                         Janus Equity Funds / April 30, 2000  31
markets such as energy outsourcing and broadband. By investing heavily in these areas, Enron has tapped into some of the most powerful forces in the economy, and we believe its efforts will drive growth well into the future.

Unfortunately, not all of our investments contributed to our performance. Video game maker Electronic Arts, which dominates the market for sports game software used in PCs and home consoles such as Sony PlayStation, fell after analysts suggested sales for existing home video game consoles will slow during the first half of 2000 as consumers wait for Sony's new PlayStation 2 to launch in major markets outside Japan. However, PlayStation 2 promises to ignite a major upgrade cycle as gamers loyal to Electronic Arts' products replace their existing software to take advantage of the radical improvements that the new console represents. At the same time, we are excited by the company's efforts to position itself as a major force in online gaming. With these two independent developments acting as visible drivers of the stock, we are excited about the company's potential and have used the decline to take our position higher.

Looking ahead, although the recent pullback in many technology and "new economy" names is disappointing, it represents normal stock market behavior. Rest assured, we are staying the course wherever our research gives us real conviction in the underlying fundamentals.

Thank you for your continued confidence and investment in Janus Mercury Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Mercury Fund ($77,732) as compared to the S&P 500 Index ($37,920).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 54.99%
Five Year, 38.70%
Since 5/3/93*, 34.08%

Janus Mercury Fund - $77,732

S&P 500 Index - $37,920

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

The performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance and, most importantly, should note that the recent market volatility is not reflected in these figures.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 87.9%
Advertising Sales - 0.2%
       839,626    Lamar Advertising Co.* ...................    $     36,996,021

Advertising Services - 0.9%
     2,315,440    TMP Worldwide, Inc.* .....................         151,371,890

Applications Software - 0.7%
     1,837,310    Microsoft Corp.* .........................         128,152,372

Audio and Video Products - 1.1%
     1,625,200    Sony Corp** ..............................         187,300,556

Broadcast Services and Programming - 4.9%
    14,516,264    AT&T Corp./Liberty Media Group - Class A*          724,905,933
       462,240    Liberty Digital, Inc. - Class A* .........          14,791,680
     2,259,840    UnitedGlobalCom, Inc. - Class A* .........         120,054,000

                                                                     859,751,613

Cable Television - 2.8%
     2,299,400    Cablevision Systems Corp. - Class A* .....         155,640,637
     6,015,155    Charter Communications, Inc. - Class A* ..          88,347,589
     6,134,880    Comcast Corp. - Special Class A* .........         245,778,630

                                                                     489,766,856

Cellular Telecommunications - 7.4%
    28,402,000    China Telecom, Ltd.* .....................    $    205,111,823
       922,085    Nextel Communications, Inc. - Class A* ...         100,910,677
         4,733    NTT DoCoMo, Inc.** .......................         158,100,129
     4,094,095    Sprint Corp./PCS Group* ..................         225,175,225
    74,964,048    Vodafone AirTouch PLC ....................         344,838,515
       508,595    Vodafone AirTouch PLC (ADR) ..............          23,903,965
     1,508,195    VoiceStream Wireless Corp.* ..............         149,311,305
     2,232,262    Winstar Communications, Inc.* ............          89,011,447

                                                                   1,296,363,086

Circuits - 0.4%
     1,087,455    Maxim Integrated Products, Inc.* .........          70,480,677

Commercial Banks - 1.1%
     3,154,845    Fifth Third Bancorp ......................         199,149,591

Computer Data Security - 1.0%
     1,231,760    VeriSign, Inc.* ..........................         171,676,550

Computer Services - 1.6%
     1,917,580    iGATE Capital Corp.* .....................          57,527,400
     2,995,467    MarchFirst, Inc* .........................          63,840,890
     1,900,230    Sapient Corp.* ...........................         150,474,463

                                                                     271,842,753

See Notes to Schedules of Investments.

32  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Computers - Integrated Systems - 1.1%
     4,821,705    ASM Lithography Holding N.V.*,** .........    $    192,868,200

Computers - Memory Devices - 3.0%
     2,786,965    EMC Corp.* ...............................         387,213,950
     1,255,497    VERITAS Software Corp.* ..................         134,671,670

                                                                     521,885,620

E-Commerce - 4.4%
     7,681,140    Amazon.com, Inc.* ........................         423,902,914
     1,082,710    eBay, Inc.* ..............................         172,353,898
     2,674,740    Priceline.com, Inc.* .....................         169,177,305
       653,600    Ticketmaster Online-CitySearch, Inc. .....
                    - Class B* .............................          13,072,000

                                                                     778,506,117

Electronic Components - Semiconductors - 4.2%
     2,302,890    Analog Devices, Inc.* ....................         176,890,738
     2,852,000    Applied Materials, Inc.* .................         290,369,250
     1,697,340    Texas Instruments, Inc. ..................         276,454,253

                                                                     743,714,241

Enterprise Software and Services - 2.7%
     3,713,340    i2 Technologies, Inc.* ...................         479,949,195

Entertainment Software - 1.5%
     4,330,085    Electronic Arts, Inc.*,# .................         261,970,142

Fiber Optics - 0.8%
       282,765    E-Tek Dynamics, Inc.* ....................          57,896,134
       784,900    JDS Uniphase Corp.* ......................          81,384,319

                                                                     139,280,453

Finance - Credit Card - 1.0%
     1,217,275    American Express Co. .....................         182,667,330

Finance - Investment Bankers/Brokers - 0.8%
     6,619,400    E*TRADE Group, Inc.* .....................         142,317,100

Instruments - Scientific - 0.9%
     2,677,530    PE Corp./PE Biosystems Group .............         160,651,800

Internet Content - 2.5%
     2,941,680    DoubleClick, Inc.* .......................         223,199,970
       812,685    GoTo.com, Inc.* ..........................          27,732,876
     1,407,270    InfoSpace, Inc.* .........................         101,059,577
       225,835    Internet Capital Group, Inc.* ............           9,569,758
     1,614,965    Lycos, Inc.* .............................          75,095,872

                                                                     436,658,053

Internet Software - 4.8%
     1,635,905    Exodus Communications, Inc.* .............         144,675,348
       667,785    Inktomi Corp.* ...........................         102,797,153
       898,650    NetZero, Inc.* ...........................          10,839,966
     1,904,170    Phone.com, Inc.* .........................         159,950,280
       134,510    RealNetworks, Inc.* ......................           6,406,039
     2,132,905    Software.com, Inc.* ......................         172,498,692
     2,053,040    Verio, Inc.* .............................          77,117,315
     3,348,675    Vignette Corp.* ..........................         161,364,277

                                                                     835,649,070

Medical - Biomedical and Genetic - 0.2%
       400,000    Incyte Pharmaceuticals, Inc.*,ss.,+ ......          28,875,000

Medical Information Systems - 0.3%
     2,400,000    Healtheon/WebMD Corp.*,ss.,+ .............          47,264,256

Medical Instruments - 2.1%
     7,059,440    Medtronic, Inc. ..........................         366,649,665

Medical Products - 0.6%
       877,265    MiniMed, Inc.* ...........................         107,848,766

Multimedia - 3.8%
     7,480,660    Time Warner, Inc. ........................    $    672,791,859

Networking Products - 2.7%
     2,636,135    3Com Corp.* ..............................         103,962,574
     5,406,662    Cisco Systems, Inc.* .....................         374,833,739

                                                                     478,796,313
Pipelines - 5.2%
    13,151,420    Enron Corp. ..............................         916,489,581

Radio - 0.7%
     3,566,801    Infinity Broadcasting Corp. - Class A* ...         121,048,309

Retail - Building Products - 1.0%
     3,014,225    Home Depot, Inc. .........................         168,984,989

Super-Regional Banks - 0.7%
     4,714,353    Firstar Corp. ............................         117,269,531

Telecommunication Equipment - 15.5%
     2,902,644    Nokia Oyj** ..............................         166,901,850
    32,373,380    Nokia Oyj (ADR)** ........................       1,841,235,988
     2,760,395    QUALCOMM, Inc.* ..........................         299,330,333
     3,460,260    Telefonaktiebolaget L.M. Ericsson A.B. (ADR)       306,016,744
     1,170,530    Telefonaktiebolaget L.M. Ericsson A.B
                    - Class B ..............................         104,204,471

                                                                   2,717,689,386

Telecommunication Services - 3.0%
     2,708,675    Cox Communications, Inc. - Class A* ......         115,965,148
     3,216,200    Level 3 Communications, Inc.* ............         286,241,800
     1,502,382    NTL, Inc.* ...............................         114,932,223

                                                                     517,139,171

Telephone - Integrated - 2.3%
     6,885,497    Telefonica S.A.*,** ......................         153,597,704
     4,190,810    Telefonos de Mexico S.A. (ADR) ...........         246,472,013

                                                                     400,069,717
--------------------------------------------------------------------------------
Total Common Stock (cost $11,860,488,530) ..................      15,399,885,829
--------------------------------------------------------------------------------
Money Market - 0.1%
                  Janus Government Money Market Fund
$   21,800,000      6.00% (cost $21,800,000) ...............          21,800,000
--------------------------------------------------------------------------------
Repurchase Agreement - 1.4%
   238,500,000    ABN AMRO Securities, Inc., 5.90% dated
                    4/28/00, maturing 5/1/00, to be
                    repurchased at $238,617,263
                    collateralized by $109,960,608 in Fannie
                    Mae, 6.00%- 7.1562%, 12/25/08-2/25/30;
                    $24,060,058 in Federal Home Loan Bank
                    System, 6.74%, 7/6/09; $92,613,891 in
                    Freddie Mac, 6.00%-7.7775%,
                    12/15/07-12/15/28; $55,314,074 in Ginnie
                    Mae, 6.40%-7.50%, 4/20/22-2/16/30; with
                    respective values of $91,774,799,
                    $23,271,738, $80,140,747 and $48,082,716
                    (cost $238,500,000) ....................         238,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.4%
                  Deutsche Bank A.G.:
    50,000,000      6.03%, 5/11/00 .........................          49,916,250
   100,000,000      5.91%, 5/15/00 .........................          99,770,167
   100,000,000      6.00%, 5/18/00 .........................          99,716,667
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amoritized cost $249,403,084) ...........................         249,403,084
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  33

Janus | Mercury Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
U.S. Government Agencies - 8.7%
                  Fannie Mae:
$   50,000,000      5.79%, 5/18/00 .........................    $     49,863,292
    50,000,000      5.80%, 6/1/00 ..........................          49,750,278
   100,000,000      5.99%, 7/18/00 .........................          98,665,000
                  Federal Home Loan Bank System:
   100,000,000      5.65%, 5/3/00 ..........................          99,968,611
    50,000,000      5.83%, 5/11/00 .........................          49,919,028
    50,000,000      5.69%, 5/12/00 .........................          49,913,069
    50,000,000      5.81%, 7/3/00 ..........................          49,461,000
    50,000,000      5.93%, 7/14/00 .........................          49,366,500
    50,000,000      5.90%, 7/24/00 .........................          49,281,000
    50,000,000      5.87%, 8/18/00 .........................          49,053,500
    50,000,000      5.94%, 9/8/00 ..........................          48,869,500
    50,000,000      5.94%, 9/13/00 .........................          48,826,000
    75,000,000      5.96%, 9/18/00 .........................          73,173,750
    50,000,000      6.00%, 9/20/00 .........................          48,765,000
    50,000,000      5.92%, 9/27/00 .........................          48,704,500
   100,000,000      6.03%, 9/29/00 .........................          97,375,000
   100,000,000      5.94%, 10/4/00 .........................          97,278,000
    20,000,000      6.24%, 4/26/01 .........................          18,735,800
                  Freddie Mac:
   100,000,000      5.94%, 6/22/00 .........................          99,142,000
   100,000,000      6.01%, 8/17/00 .........................          98,125,000
   150,000,000      5.90%, 9/27/00 .........................         146,113,500
    50,000,000      6.09%, 10/12/00 ........................          48,562,500
    50,000,000      6.05%, 10/18/00 ........................          48,517,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,518,597,778) .......       1,517,428,828
--------------------------------------------------------------------------------
Total Investments (total cost $13,888,789,392) - 99.5% .....      17,427,017,741
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%         91,791,584
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................   $ 17,518,809,325
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Finland                                 11.5%                   $  2,008,137,838
Hong Kong                                1.2%                        205,111,823
Japan                                    2.0%                        345,400,685
Mexico                                   1.4%                        246,472,013
Netherlands                              1.1%                        192,868,200
Spain                                    0.9%                        153,597,704
Sweden                                   2.4%                        410,221,215
United Kingdom                           2.1%                        368,742,480
United States++                         77.4%                     13,496,465,783
--------------------------------------------------------------------------------
Total                                  100.0%                   $ 17,427,017,741

++Includes Short-Term Securities (65.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 6/9/00                     194,800,000    $  177,638,120   $     17,230,286
Euro 9/8/00                     510,800,000       468,659,000         23,705,514
Euro 9/22/00                    359,000,000       329,705,600         16,732,990
Euro 10/5/00                     54,000,000        49,636,800          2,257,200
Japanese Yen 9/8/00           8,800,000,000        83,400,702          2,690,309
Japanese Yen 9/14/00          2,600,000,000        24,669,289            602,650
Japanese Yen 9/22/00          1,900,000,000        18,055,070            543,571
Japanese Yen 10/5/00          5,100,000,000        48,584,106          1,811,150
--------------------------------------------------------------------------------
Total                                          $1,200,348,687   $     65,573,670

See Notes to Schedules of Investments.

34  Janus Equity Funds / April 30, 2000

                                  Janus | Olympus Fund (closed to new investors)

                                                               [PHOTO]
                                                               Claire Young
                                                               portfolio manager

Janus Olympus Fund gained 36.90% for the six-month period ended April 30, 2000, outpacing the S&P 500, which returned 7.18%.(1) As a result, the Fund achieved a top-decile ranking, placing 15th of 457 large-cap growth funds for the 12 months ended April 30, 2000, as tracked by Lipper, Inc., a leading mutual fund rating company.(2)

I am pleased to report that most of our holdings' fundamentals strengthened during the period. Our market-leading growth companies were aided by several significant business trends, including a renewed emphasis on Internet connectivity.

Following the uneventful passing of Y2K, large corporations focused their information technology resources on new projects to take advantage of the Internet. "Old economy" companies embraced the Web, as evidenced by the Big Three auto manufacturers and brick-and-mortar retailers announcing business-to-business electronic marketplaces to streamline buying and selling. These marketplaces will also pull smaller and mid-sized suppliers online to compete for e-commerce contracts.

Our holding in Sun Microsystems was one beneficiary of this trend as the company is closely identified with "dot-com" businesses through its server, software and service products. Sun also continued its eSun initiative to implement Web-based services internally, leading to tremendous productivity and cost enhancements. VeriSign benefited as well as it experienced strong demand for its Web site solutions, which enable businesses to conduct secure online communications and commerce. Additionally, our position in Network Solutions, the leading registry for dot-com, dot-net and dot-org domain names, substantially boosted its revenue growth by helping customers manage their identity and develop their Web commerce capabilities. Furthermore, Network Solutions and VeriSign announced their merger during the period, and, as a result, should become a preferred provider of corporate e-commerce services.

Another trend that worked to our advantage was the increased dependence on accessing information anytime, anywhere. A proliferation of handheld devices, such as wireless handsets and personal digital assistants, has driven demand for even smaller, more power-efficient components.

As the leading global mobile phone and network supplier, top holding Nokia continued to play a dominant role in the coming "Mobile Information Society." The company has improved its core handset functionality while designing new devices to "put the Internet in your pocket." Texas Instruments, a leading semiconductor manufacturer, and Xilinx, a major programmable logic device company, also rewarded us as they enhanced their core technologies to address new areas such as cellular handsets, set-top boxes and MP3 players. Furthermore, portfolio holding Applied Materials saw tremendous demand for its semiconductor wafer-fabrication systems that enable companies like Texas Instruments and Intel to increase the densities and reduce the unit costs of their chips.

Also supporting performance was the trend toward the intermeshing of business systems and increased consumer use of the Internet, as well as the advent of new industries such as application service providers. Both have put tremendous capacity demands on telecommunications infrastructure as traffic doubles every four months. Cable and telephony companies continued to upgrade their facilities to meet existing needs and to prepare for future requirements of data, audio and video transmission. They are challenged

(continued on next page)

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                74.7%              89.5%
  Foreign                                               18.3%              17.4%
    European                                            14.3%              14.8%
Top 10 Equities (% of Assets)                           29.6%              32.8%
Number of Stocks                                           69                 64
Cash, Cash Equivalents &
  Fixed-Income Securities                               25.3%              10.5%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Equipment                              7.1%               6.8%
Electronic Components -
   Semiconductors                                        6.0%               4.7%
Cellular Telecommunications                              4.6%               6.2%
Networking Products                                      4.4%               4.9%
Telecommunication Services                               4.0%               3.2%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Nokia Oyj (ADR)                                          6.2%               5.4%
VERITAS Software Corp.                                   3.7%               3.6%
Cisco Systems, Inc.                                      3.4%               3.3%
Sun Microsystems, Inc.                                   3.2%               4.5%
Vodafone AirTouch PLC                                    2.7%               2.5%
JDS Uniphase Corp.                                       2.7%               3.1%
Network Solutions, Inc.                                  2.2%                --
VeriSign, Inc.                                           2.1%               1.7%
Applied Materials, Inc.                                  1.9%               1.6%
Texas Instruments, Inc.                                  1.5%               1.6%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

(2) Lipper, Inc. defines a large-cap growth fund as one that "invests at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average." The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                         Janus Equity Funds / April 30, 2000  35
by utilizing existing equipment while migrating to Internet Protocol (IP) for future data transfer needs.

Long-time holding Cisco Systems, the worldwide leader in networking for the Internet, capitalized on its core enterprise routing capabilities with new
products  that  integrate   voice,   video  and  data.   Juniper   Networks,   a
market-leading high-performance IP system provider, benefited as well from strong demand for its backbone routers by large telecommunications service providers. The company also introduced products for peering, hosting and high-speed traffic aggregation. Meanwhile, our position in JDS Uniphase, the largest photonic component manufacturer, continued to face capacity constraints as demand for fiber-optic systems exceeded expectations.

While we were pleased with the Fund's overall results, we took profits in Tiffany as it approached our target price and as rising interest rates dimmed prospects for future growth. Additionally, Lucent Technologies was liquidated after it missed first-quarter earnings because of unmet demand for new optical networking products. Finally, Biogen was sold when trials for its immunosuppressant drug Antova were halted due to adverse events.

Looking ahead, given the recent volatility and signs of accelerating inflation, we are closely monitoring market conditions. As long as the Federal Reserve persists in raising interest rates, the market will be sensitive to every sign of inflation. Therefore, we will continue to focus on the long-term potential of our investments, whose fundamentals should ultimately be recognized and rewarded.

Thank you for your investment in Janus Olympus Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Olympus Fund ($49,125) as compared to the S&P 500 Index ($25,318).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 63.12%
Since 12/29/95*, 44.34%

Janus Olympus Fund - $49,125

S&P 500 Index - $25,318

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

The performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance and, most importantly, should note that the recent market volatility is not reflected in these figures.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stocks - 74.7%
Athletic Footwear - 0.6%
     1,146,615    Nike, Inc. - Class B .....................    $     49,806,089

Broadcast Services and Programming - 1.9%
     1,000,000    Clear Channel Communications, Inc.* ......          72,000,000
     1,448,625    Grupo Televisa S.A. (GDR)* ...............          91,897,148

                                                                     163,897,148

Cable Television - 0.8%
     1,650,000    Comcast Corp. - Special Class A* .........          66,103,125

Cellular Telecommunications - 4.6%
       750,000    Nextel Communications, Inc. - Class A* ...          82,078,125
         2,307    NTT DoCoMo, Inc. .........................          77,062,539
    25,575,113    Vodafone AirTouch PLC** ..................         117,646,848
     2,455,560    Vodafone AirTouch PLC (ADR)** ............         115,411,320

                                                                     392,198,832

Communications Software - 0.4%
       432,435    Aspect Development, Inc.* ................          29,892,069

Computer Data Security - 2.9%
       399,625    Check Point Software Technologies, Ltd.* .          69,135,125
     1,257,280    VeriSign, Inc.* ..........................         175,233,400

                                                                     244,368,525

Computer Software - 0.4%
       433,030    Macromedia, Inc.* ........................          37,673,610

Computers - Integrated Systems - 3.1%
     2,063,760    ASM Lithography Holding N.V.*,** .........    $     82,550,400
       800,000    Brocade Communications Systems, Inc.* ....          99,200,000
     1,428,452    Psion PLC** ..............................          85,766,224

                                                                     267,516,624

Computers - Memory Devices - 3.7%
     2,900,000    VERITAS Software Corp.* ..................         311,070,313

Computers - Micro - 3.2%
     3,000,000    Sun Microsystems, Inc.* ..................         275,812,500

Cosmetics and Toiletries - 1.3%
     1,963,000    Colgate-Palmolive Co. ....................         112,136,375

Distribution and Wholesale - 0.6%
       901,970    Costco Wholesale Corp.* ..................          48,762,753

E-Commerce - 1.0%
     1,350,000    Priceline.com, Inc.* .....................          85,387,500

Electronic Components - 0.7%
       694,705    Vishay Intertechnology, Inc.* ............          58,268,382

Electronic Components - Semiconductors - 6.0%
     1,600,000    Applied Materials, Inc.* .................         162,900,000
       900,000    Conexant Systems, Inc.* ..................          53,887,500
       900,000    Taiwan Semiconductor Manufacturing
                    Company, Ltd. (ADR)* ...................          47,081,250
       800,000    Texas Instruments, Inc. ..................         130,300,000
     1,600,000    Xilinx, Inc.* ............................         117,200,000

                                                                     511,368,750

See Notes to Schedules of Investments.

36  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Enterprise Software and Services - 2.3%
       700,000    i2 Technologies, Inc.* ...................    $     90,475,000
     1,300,000    Oracle Corp.* ............................         103,918,750

                                                                     194,393,750

Entertainment Software - 0.4%
       550,000    Electronic Arts, Inc.* ...................          33,275,000

Fiber Optics - 2.7%
     2,200,000    JDS Uniphase Corp.* ......................         228,112,500

Finance - Investment Bankers/Brokers - 1.0%
     1,153,645    Charles Schwab Corp. .....................          51,337,202
     1,635,495    E*TRADE Group, Inc.* .....................          35,163,143

                                                                      86,500,345

Finance - Mortgage Loan Banker - 0.7%
       973,250    Fannie Mae ...............................          58,699,141

Food - Retail - 0.6%
     3,000,000    Kroger Co.* ..............................          55,687,500

Identification Systems and Devices - 0.8%
     1,200,000    Symbol Technologies, Inc. ................          66,900,000

Instruments - Scientific - 0.9%
     1,302,000    PE Corp./PE Biosystems Group .............          78,120,000

Internet Content - 3.4%
     1,000,000    DoubleClick, Inc.* .......................          75,875,000
     1,245,890    Network Solutions, Inc.* .................         184,391,720
       221,900    Yahoo!, Inc.* ............................          28,902,475

                                                                     289,169,195

Internet Software - 3.6%
     1,300,175    America Online, Inc.* ....................          77,766,717
     1,456,260    Art Technology Group, Inc.* ..............          88,467,795
     1,043,660    RealNetworks, Inc.* ......................          49,704,308
     1,016,870    TIBCO Software, Inc.* ....................          90,564,984

                                                                     306,503,804

Medical - Biomedical and Genetic - 0.6%
       100,000    Incyte Pharmaceuticals, Inc.*,ss.,+ ......           7,218,750
       505,945    PE Corp./Celera Genomics Group* ..........          41,740,462

                                                                      48,959,212

Medical - Drugs - 1.6%
       700,000    Genentech, Inc.* .........................          81,900,000
     1,300,000    Pfizer, Inc. .............................          54,762,500

                                                                     136,662,500

Medical Instruments - 1.0%
     1,500,000    Guidant Corp.* ...........................          86,062,500

Motorcycle and Motor Scooter Manufacturing - 0.2%
       485,785    Harley-Davidson, Inc. ....................          19,340,315

Multimedia - 1.3%
     1,200,000    Time Warner, Inc. ........................         107,925,000

Networking Products - 4.4%
     4,200,000    Cisco Systems, Inc.* .....................         291,178,125
       400,000    Juniper Networks, Inc.* ..................          85,075,000

                                                                     376,253,125

Publishing - Newspapers - 0.5%
     1,119,250    New York Times Co. - Class A .............          46,099,109

Retail - Apparel and Shoe - 0.7%
     1,600,000    Gap, Inc. ................................    $     58,800,000

Retail - Building Products - 0.7%
     1,000,000    Home Depot, Inc. .........................          56,062,500

Retail - Drug Store - 0.9%
     2,700,000    Walgreen Co. .............................          75,937,500

Retail - Restaurants - 0.6%
     2,500,000    Wendy's International, Inc. ..............          55,937,500

Satellite Telecommunications - 1.3%
     1,800,000    EchoStar Communications Corp.* ...........         114,637,500

Super-Regional Banks - 0.8%
     2,575,375    Firstar Corp. ............................          64,062,453

Telecommunication Equipment - 7.1%
       900,000    Comverse Technology, Inc.* ...............          80,268,750
     9,200,000    Nokia Oyj (ADR)*,** ......................         523,250,000

                                                                     603,518,750

Telecommunication Services - 3.2%
     1,648,396    COLT Telecom Group PLC*,** ...............          70,392,101
       300,000    COLT Telecom Group PLC (ADR)*,** .........          51,225,000
     1,405,065    Cox Communications, Inc. - Class A* ......          60,154,345
       330,570    Level 3 Communications, Inc.* ............          29,420,730
     1,800,000    SK Telecom Company, Ltd. (ADR) ...........          57,712,500

                                                                     268,904,676

Telephone - Integrated - 1.0%
     1,250,000    Telefonica S.A. (ADR)*,** ................          82,812,500

Therapeutics - 0.4%
       379,740    Abgenix, Inc.* ...........................          34,010,464

Wireless Equipment - 0.8%
       422,760    Aether Systems, Inc.* ....................          70,382,934
--------------------------------------------------------------------------------
Total Common Stocks (cost $4,016,499,178) ..................       6,357,992,368
--------------------------------------------------------------------------------
Corporate Bonds - 2.6%

Cable Television - 1.0%
                  United Pan-Europe Communications N.V.:
$   59,774,000      11.25%, senior notes, due 2/1/10**,+ ...          55,589,820
    35,106,000      11.50%, senior notes, due 2/1/10**,+ ...          32,297,520

                                                                      87,887,340

Finance - Investment Bankers/Brokers - 0.6%
    44,917,000    E*TRADE Group, Inc., 6.00%
                    convertible subordinated notes
                    due 2/1/07+ ............................          48,959,530

Internet Content - 0.2%
    27,500,000    Critical Path, Inc., 5.75%
                    convertible bonds, due 4/1/05+ .........          20,796,875

Telecommunication Services - 0.8%
    72,000,000    Level 3 Communications, Inc., 6.00%
                    convertible subordinated debentures
                    due 3/15/10 ............................          64,530,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $226,968,981) ..................         222,173,745
--------------------------------------------------------------------------------
Money Market - 0.7%
                  Janus Government Money Market Fund
    60,000,000      6.00% (cost $60,000,000) ...............          60,000,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  37

Janus | Olympus Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Short-Term Corporate Notes - 7.1%
                  Associates Corp N.A.
$  404,100,000      5.99%, 5/1/00 ..........................    $    404,100,000
                  Deutsche Bank A.G.
   100,000,000      6.00%, 5/18/00 .........................          99,716,667
                  JP Morgan Securities
   100,000,000      5.90%, 5/8/00 ..........................          99,885,278
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
   (amortized cost $603,701,945) ...........................         603,701,945
--------------------------------------------------------------------------------
U.S. Government Agencies - 14.5%
                  Fannie Mae:
    50,000,000      5.79%, 5/18/00 .........................          49,863,292
    50,000,000      5.80%, 6/1/00 ..........................          49,750,278
    50,000,000      6.07%, 9/11/00 .........................          48,843,500
                  Federal Home Loan Bank System:
   100,000,000      5.65%, 5/9/00 ..........................          99,874,444
    50,000,000      5.83%, 5/11/00 .........................          49,919,028
    50,000,000      5.65%, 5/15/00 .........................          49,890,139
    50,000,000      5.69%, 5/22/00 .........................          49,834,042
    50,000,000      5.78%, 5/31/00 .........................          49,759,167
    50,000,000      5.89%, 6/30/00 .........................          49,495,000
    50,000,000      5.80%, 7/14/00 .........................          49,366,500
   100,000,000      5.95%, 7/24/00 .........................          98,562,000
    50,000,000      5.97%, 7/28/00 .........................          49,247,000
    50,000,000      5.98%, 8/3/00 ..........................          49,184,000
    50,000,000      5.92%, 8/18/00 .........................          49,053,500
    50,000,000      5.98%, 8/30/00 .........................          48,949,500
   100,000,000      6.02%, 9/22/00 .........................          97,496,000
    50,000,000      6.05%, 10/16/00 ........................          48,534,500
    50,000,000      5.98%, 12/08/00 ........................          48,060,000
                  Freddie Mac:
    50,000,000      6.06%, 6/20/00 .........................          49,579,167
    50,000,000      6.05%, 10/18/00 ........................          48,517,000
   100,000,000      6.02%, 12/15/00 ........................          95,997,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,230,565,097) .......       1,229,775,057
--------------------------------------------------------------------------------
Total Investments (total cost $6,137,735,201) - 99.6% ......       8,473,643,115
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%         33,859,037
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $  8,507,502,152
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Finland                                  6.2%                   $    523,250,000
Israel                                   0.8%                         69,135,125
Japan                                    0.9%                         77,062,539
Mexico                                   1.1%                         91,897,148
Netherlands                              2.0%                        170,437,740
South Korea                              0.7%                         57,712,500
Spain                                    1.0%                         82,812,500
Taiwan                                   0.5%                         47,081,250
United Kingdom                           5.2%                        440,441,493
United States++                         81.6%                      6,913,812,820
--------------------------------------------------------------------------------
Total                                  100.0%                   $  8,473,643,115

++Includes Short-Term Securities (59.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/18/00             8,233,000    $   12,787,496   $        293,918
British Pound 6/9/00             88,000,000       136,708,000          5,054,370
British Pound 9/8/00             15,000,000        23,332,500            505,395
British Pound 10/5/00            45,000,000        70,029,000          1,188,000
Euro 6/9/00                      58,100,000        52,981,390          1,464,731
Euro 9/8/00                      91,600,000        84,043,000          4,176,918
Euro 9/22/00                    103,000,000        94,595,200          4,800,830
Euro 9/29/00                      3,400,000         3,123,920            168,470
Euro 10/5/00                     54,400,000        50,004,480          2,273,920
--------------------------------------------------------------------------------
Total                                          $  527,604,986   $     19,926,552

See Notes to Schedules of Investments.

38  Janus Equity Funds / April 30, 2000

                                 Janus | Overseas Fund (closed to new investors)

                                                               [PHOTO]
                                                               Helen Young Hayes
                                                               portfolio manager

                                                               [PHOTO]
                                                               Laurence Chang
                                                               portfolio manager

Janus Overseas Fund returned 52.18% for the six-month period ended April 30, 2000, outperforming its benchmark, the Morgan Stanley Capital International EAFE Index, which gained 6.72%.(1) As a result, the Fund achieved a top-decile ranking for the 12-month period ended April 30, 2000, placing it 8th out of 648 international funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Our performance notwithstanding, the environment for international equities proved increasingly challenging. Throughout the period, European markets struggled with uneven economic growth and weakness in the euro currency, which fueled inflation fears. In an attempt to contain inflation below the European Union's self-imposed 2% limit, the European Central Bank initiated a series of interest rate hikes. Meanwhile, Asia and Latin America fared better, bolstered by improving economic fundamentals. In Japan, a growing budget deficit and lackluster economy held back most equities with the exception of certain individual stocks, primarily in the technology arena.

Volatility, which has come to characterize the market's demeanor, intensified throughout the period. While a number of market indices rose to all-time highs, the breadth of the advance was markedly narrow. Since March, however, the very same stocks that fueled the bull market, namely technology and other "new economy" issues, ignited several broad sell-offs as investors acknowledged that valuations might in fact be stretched. Attention was then redirected to undervalued "old economy" companies, which seemed to signal a shift in market leadership. For the most part, though, the markets appeared to settle into a trading range, moving abruptly in either direction from one day to the next.

In this type of market environment, we feel it is particularly important to identify individual opportunities able to transcend short-term fluctuations. While we acknowledge the impact of economic and market events, our focus continues to be on companies that combine dominant franchises, outstanding products and forward-thinking management. Wireless communications has proven to be a fertile area for us, and in this group, Japan's NTT DoCoMo stands out. The company's new i-Mode wireless data service is shaping up to be a significant growth engine, building upon the already phenomenal success of its voice-only offerings. Recent service disruptions, the product of an overtaxed infrastructure, are of some concern. However, we remain in close contact with DoCoMo and are satisfied with their efforts to increase network capacity.

Accelerating demand in the telecommunications and electronics markets, combined with a continuing trend toward the increased outsourcing of production among electronics manufacturers, has fueled the strong performance in Canadian-based Celestica, a relatively recent addition to the Fund. As a leading electronics manufacturing services company, Celestica enables its customers - top-tier manufacturers of networking, computing and telecommunications equipment such as IBM, Cisco Systems and EMC - to focus on designing equipment and software, while Celestica provides the logistical, manufacturing and assembly expertise needed to build the final product. The pressure on technology stocks toward the end of the period forced Celestica to give up some of its gains, but we remain optimistic about the long-term trends in the industry and for the company.

As businesses continue to embrace the power of the Internet, the need for products that safeguard communications and e-commerce transactions becomes more and more critical. The call for enhanced security

                                                        (continued on next page)

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                86.1%              94.3%
  Foreign                                               81.2%              87.3%
Top 10 Equities (% of Assets)                           31.9%              34.4%
Number of Stocks                                          143                110
Cash, Cash Equivalents &
  Fixed-Income Securities                               13.9%               5.7%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Cellular Telecommunications                             15.0%              14.9%
Telecommunication Equipment                             11.3%               9.9%
Telecommunication Services                               7.4%              10.9%
Telephone - Integrated                                   5.6%               4.3%
Electronic Components                                    3.9%               3.2%
--------------------------------------------------------------------------------
Top 5 Countries                                April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
United Kingdom                                          14.2%              11.6%
Japan                                                   13.5%              19.2%
Canada                                                   7.3%               7.7%
Finland                                                  7.1%               6.8%
Hong Kong                                                6.8%               3.4%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000    October 31,1999
--------------------------------------------------------------------------------
Nokia Oyj                                                6.3%               5.7%
Vodafone AirTouch PLC                                    4.8%               2.0%
NTT DoCoMo, Inc.                                         4.5%               7.9%
China Telecom, Ltd.                                      4.4%               3.0%
Telefonaktiebolaget L.M. Ericsson A.B                    2.2%               1.5%
Check Point Software Technologies, Ltd.                  2.1%               0.1%
COLT Telecom Group PLC                                   2.0%               2.9%
Telefonos de Mexico S.A                                  1.9%               1.4%
Koninklijke (Royal) Philips Electronics N.V              1.9%               2.3%
Sony Corp.                                               1.8%               1.4%
--------------------------------------------------------------------------------

(1) Both returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. defines an international fund as one that "invests its assets in securities with primary trading markets outside of the United States." As of April 30, 2000, Janus Overseas Fund ranked 1/253 for the 5-year period. This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                         Janus Equity Funds / April 30, 2000  39
measures accelerated in February after several "hacker attacks" were launched on major Web sites. These increased concerns over network security benefited our holdings in Israel's Check Point Software, which dominates firewall software, and Ireland's Baltimore Technologies, which specializes in digital certificates.

Another positive contributor was Legend Holdings, a new position for the Fund. The Internet is driving tremendous demand for PCs in every corner of the globe, and China is no exception. Legend, a Chinese manufacturer and distributor of PCs, is creating a "first-mover" advantage in the largest consumer market in the world, and has doubled its market share in China over the last two years to over 25%.

Despite these successes, several of our holdings fell short of expectations. One in particular, consumer electronics giant Sony, retreated following reports of technical glitches in its new PlayStation2 video-game console. Sony's dominance in the game console business, however, remains a competitive advantage. Consequently, we have maintained our position.

Looking ahead, we remain generally optimistic regarding the long-term future of international markets. Prospects for Asia and emerging markets continue to grow increasingly brighter. Near term, however, lingering economic uncertainty, particularly in Europe, will likely lead to further volatility. In anticipation, we have built up our cash position in order to increase our flexibility as compelling investment opportunities arise. Still, we remain focused on the fundamentals of individual companies, carefully watching valuation levels and investing in businesses we believe can generate strong results in any economic environment.

In closing, we would like to thank you for your investment and confidence in Janus Overseas Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Overseas Fund ($41,625) as compared to the Morgan Stanley Capital International EAFE Index ($17,289).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 80.21%
Five Year, 32.47%
Since 5/2/94*, 26.85%

Janus Overseas Fund - $41,625

Morgan Stanley
Capital International
EAFE Index - $17,289

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

The performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance and, most importantly, should note that the recent market volatility is not reflected in these figures.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 83.3%
Advertising Sales - 0.1%
        30,973    Havas Advertising S.A.** .................    $     15,495,073

Agricultural Biotechnology - 0.5%
     1,030,943    Pharmacia Corp. ..........................          51,482,716

Apparel Manufacturers - 0.1%
        93,925    Gucci Group N.V. - New York Shares** .....           8,230,178

Applications Software - 0.2%
     1,899,250    Sage Group PLC** .........................          21,054,133

Audio and Video Products - 1.8%
     1,553,800    Sony Corp.** .............................         179,071,870
        45,140    Sony Corp. (ADR)** .......................          10,184,713

                                                                     189,256,583

Broadcast Services and Programming - 1.4%
       438,846    EM.TV & Merchandising A.G.** .............          34,791,201
     1,518,425    Grupo Televisa S.A. (GDR)* ...............          96,325,086
       250,600    UnitedGlobalCom, Inc. - Class A* .........          13,313,125

                                                                     144,429,412

Cable Television - 2.9%
       489,305    Globo Cabo S.A. (ADR) ....................    $      8,257,022
     5,261,292    Le Groupe Videotron ltee.**,# ............         126,413,699
     4,483,610    Rogers Communications, Inc. - Class B*,**          116,655,159
       257,835    Rogers Communications, Inc. - Class B
                    New York Shares*,** ....................           6,703,710
     8,676,477    Telewest Communications PLC*,** ..........          52,984,162

                                                                     311,013,752

Cellular Telecommunications - 15.0%
     9,516,000    China Telecom, Ltd.*,** ..................          68,722,066
     2,704,870    China Telecom, Ltd. (ADR)*,** ............         396,770,618
     1,006,526    Egyptian Mobile Service Co.* .............          38,372,772
        14,498    NTT DoCoMo, Inc.** .......................         484,288,121
     2,982,190    Partner Communications
                    Company, Ltd. (ADR)* ...................          31,872,156
     2,577,249    Telecom Italia Mobile S.p.A.** ...........          24,671,210
     1,233,260    Telesp Celular Participacoes S.A. (ADR) ..          54,417,598
    99,669,831    Vodafone AirTouch PLC** ..................         458,486,400
     1,080,800    Vodafone AirTouch PLC (ADR)** ............          50,797,600

                                                                   1,608,398,541

Commercial Banks - 0.4%
       510,089    Bipop - Carire S.p.A.** ..................          46,467,967

See Notes to Schedules of Investments.

40  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Computer Data Security - 2.7%
       627,047    Baltimore Technologies PLC*,** ...........    $     63,415,159
     1,324,375    Check Point Software Technologies, Ltd.* .         229,116,875

                                                                     292,532,034

Computer Services - 1.8%
       187,330    Atos S.A.*,** ............................          20,296,783
       200,704    Cap Gemini S.A.** ........................          39,504,612
        48,941    CMG PLC** ................................           3,184,316
       515,037    Connecta A.B.* ...........................          16,395,655
       991,611    Getronics N.V.** .........................          59,276,587
     1,918,479    Logica PLC** .............................          58,089,395

                                                                     196,747,348

Computer Software - 0.9%
       408,017    Software A.G.** ..........................          47,219,349
       978,236    Tietoenator Oyj** ........................          47,245,182

                                                                      94,464,531

Computers - Integrated Systems - 1.6%
       535,722    ASM Lithography Holding N.V. *,** ........          20,991,620
       212,358    ASM Lithography Holding N.V. (ADR)*,** ...           8,494,320
     6,686,000    Dimension Data Holdings, Ltd. ............          43,887,770
     1,158,400    Fujitsu, Ltd.** ..........................          32,799,596
       693,592    Psion PLC** ..............................          41,644,218
     1,501,417    SEMA Group PLC** .........................          24,245,987

                                                                     172,063,511

Computers - Micro - 1.8%
   161,816,000    Legend Holdings, Ltd.** ..................         188,013,608

Data Processing and Management - 0.1%
        67,454    Autonomy Corp. PLC*,** ...................           8,971,382

Distribution and Wholesale - 0%
     4,480,000    Global Tech Holdings, Ltd.** .............           5,119,025

Diversified Operations - 1.1%
     1,852,772    Bombardier, Inc.** .......................          49,768,756
    11,615,000    Citic Pacific, Ltd.** ....................          53,236,154
     2,792,939    Hays PLC** ...............................          19,284,350

                                                                     122,289,260

E-Commerce - 0.4%
    12,029,226    QXL.com, Ltd.*,** ........................          38,779,943

Electric Products - 1.1%
     1,570,880    Pace Micro Technology PLC** ..............          18,435,848
       197,840    Samsung Electronics ......................          53,484,022
       575,910    Samsung Electronics (GDR)+ ...............          46,159,187

                                                                     118,079,057

Electronic Components - 3.9%
        61,624    Celestica, Inc.*,** ......................           3,323,138
     1,249,025    Celestica, Inc. - New York Shares*,** ....          68,149,927
     2,788,824    Koninklijke (Royal) Philips Electronics
                    N.V.** .................................         124,702,507
     1,641,271    Koninklijke (Royal) Philips Electronics
                    N.V. - New York Shares** ...............          73,241,718
       387,000    Murata Manufacturing Company, Ltd.** .....          75,200,162
     2,792,000    NEC Corp.** ..............................          75,954,107

                                                                     420,571,559

Electronic Components - Semiconductors - 1.9%
       491,855    Chartered Semiconductor Manufacturing,
                    Ltd. (ADR)*,** .........................    $     42,975,831
        47,900    Rohm Company, Ltd.** .....................          16,044,737
        60,175    St Assembly Test Services, Ltd. (ADR)*,**            2,508,545
       383,945    STMicroelectronics N.V.** ................          73,437,769
        64,005    STMicroelectronics N.V. - New York Shares**         12,140,948
       989,979    Taiwan Semiconductor Manufacturing
                    Company, Ltd. (ADR)* ...................          51,788,276

                                                                     198,896,106

Electronic Security Devices - 0.1%
     1,801,167    Williams PLC** ...........................          10,255,719

Fiber Optics - 1.5%
        63,620    E-Tek Dynamics, Inc.* ....................          13,026,195
     1,422,814    JDS Uniphase Corp.* ......................         147,528,027
       118,190    Lumenon Innovative Lightwave
                    Technology, Inc. - New York Shares*,** .           2,245,610

                                                                     162,799,832

Food - Catering - 0.4%
     2,648,369    Compass Group PLC** ......................          37,753,369

Human Resources - 0.6%
     2,496,195    Capita Group PLC** .......................          64,332,577

Internet Content - 1.7%
     1,790,546    Melbourne IT, Ltd.* ......................           8,584,089
       695,100    Softbank Corp.** .........................         171,515,961
        19,322    Terra Networks S.A.*,** ..................           1,198,169
       319,051    World Online International N.V.*,** ......           4,302,886

                                                                     185,601,105

Internet Software - 1.1%
       291,740    Commtouch Software, Ltd.* ................           6,163,008
     1,031,600    Framtidsfabriken A.B.* ...................          16,938,469
       635,066    GEO Interactive Media Group PLC*,**,+ ....          11,925,015
     3,114,828    Information Highway A.B.*,# ..............          32,008,652
       106,647    Intershop Communications A.G.*,** ........          47,473,498

                                                                     114,508,642

Life and Health Insurance - 0.8%
     5,314,129    Prudential PLC** .........................          82,274,134

Machinery - Electrical - 0%
        21,313    Schneider Electric S.A.** ................           1,398,347

Medical - Biomedical and Genetic - 0.9%
     1,763,122    Cambridge Antibody Technology
                    Group PLC*,**,# ........................          67,938,733
     1,151,357    Oxford GlycoSciences PLC*,** .............          29,051,500
         8,600    QIAGEN N.V.*,** ..........................           1,248,075

                                                                      98,238,308

Medical - Drugs - 2.4%
        18,065    Ares-Serono Group - Class B** ............          55,597,538
     1,232,212    AstraZeneca Group PLC** ..................          51,848,366
        38,334    AstraZeneca Group PLC (ADR)** ............           1,613,863
     1,917,000    Takeda Chemical Industries, Ltd.** .......         126,118,917
       389,000    Yamanouchi Pharmaceutical Company, Ltd.**           20,552,953

                                                                     255,731,637

Medical Products - 0.3%
        64,654    Synthes-Stratec, Inc.*,**,+ ..............          27,477,950

Metal Processors and Fabricators - 1.1%
     5,838,514    Assa Abloy A.B. - Class B ................         118,691,385

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  41

Janus | Overseas Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Money Center Banks - 1.4%
     5,472,293    Banco Bilbao Vizcaya Argentaria S.A.** ...    $     74,799,487
     2,450,441    DBS Group Holdings, Ltd.** ...............          33,726,162
     4,484,000    Fuji Bank, Ltd.** ........................          37,341,919

                                                                     145,867,568

Multimedia - 1.3%
     1,128,382    Corus Entertainment, Inc. - Class B*,** ..          30,462,664
       200,955    News Corporation, Ltd. (ADR) .............          10,336,623
     4,256,162    Shaw Communications, Inc. - Class B** ....          99,534,382

                                                                     140,333,669

Networking Products - 0.2%
       616,170    Newbridge Networks Corp. .................
                    - New York Shares*,** ..................          22,066,588

Oil Companies - Integrated - 1.9%
     2,614,000    Petroleo Brasileiro S.A. (ADR) ...........          61,929,303
       952,166    Total Fina Elf S.A.** ....................         144,812,824

                                                                     206,742,127

Petrochemicals - 0.9%
     3,564,879    Reliance Industries, Ltd. ................          28,327,219
     2,766,396    Reliance Industries, Ltd. (GDR)+ .........          70,958,057

                                                                      99,285,276

Property and Casualty Insurance - 0.2%
     2,007,000    Tokio Marine & Fire Insurance
                    Company, Ltd.** ........................          19,573,861

Publishing - Newspapers - 0.3%
     1,894,000    Singapore Press Holdings, Ltd.** .........          37,049,406

Recycling - 0.6%
     3,091,892    Tomra Systems A.S.A. .....................          63,933,719

Retail - Diversified - 0.3%
       404,000    Ito-Yokado Company, Ltd.** ...............          29,494,897

Security Services - 0.9%
     3,861,994    Securitas A.B. - Class B .................         100,079,485

Telecommmunication Equipment - 11.3%
         8,881    ADVA A.G. Optical Networking** ...........           4,888,063
       174,216    Alcatel S.A.** ...........................          40,482,399
       463,195    Comverse Technology, Inc.* ...............          41,311,204
     4,954,000    Datacraft Asia, Ltd.** ...................          37,155,000
     6,935,957    Nokia Oyj** ..............................         398,817,098
     4,837,315    Nokia Oyj (ADR)** ........................         275,122,291
     1,472,120    Nortel Networks Corp. - New York Shares**          166,717,590
     1,525,472    Telefonaktiebolaget L.M. Ericsson A.B. (ADR)       134,908,930
     1,176,312    Telefonaktiebolaget L.M. Ericsson A.B
                    - Class B ..............................         104,719,204

                                                                   1,204,121,779

Telecommunication Services - 7.4%
     2,271,035    Amdocs, Ltd.* ............................         153,720,682
       303,595    BCE, Inc.** ..............................          35,140,705
     4,999,712    COLT Telecom Group PLC*,** ...............         213,504,661
       243,400    Dacom Corp. ..............................          35,313,044
     1,379,941    Energis PLC*,** ..........................          68,429,221
     1,002,055    FirstCom Corp.* ..........................          20,792,641
     1,100,465    GT Group Telecom, Inc. - Class B
                    New York Shares*,**,# ..................          14,237,266
       467,010    Hanaro Telecom, Inc. (ADR)* ..............           3,677,704
       399,825    Infonet Services Corp. - Class B* ........           6,747,047
       705,316    NTL, Inc.* ...............................          53,956,674
         1,423    NTT Data Corp.** .........................          18,960,767
     4,374,145    SK Telecom Company, Ltd. (ADR) ...........         140,246,024
       418,449    Sonera Oyj** .............................          23,069,380

                                                                     787,795,816

Telephone - Integrated - 4.7%
         1,857    Nippon Telegraph & Telephone Corp.** .....    $     23,025,296
     6,131,503    Telefonica S.A.*,** ......................         136,778,040
       152,327    Telefonica S.A. (ADR)*,** ................          10,091,664
     3,526,810    Telefonos de Mexico S.A. (ADR) ...........         207,420,513
     2,111,463    Versatel Telecom International N.V.*,** ..          84,851,609
       998,710    Viatel, Inc.* ............................          38,200,658

                                                                     500,367,780

Telephone - Local - 0%
        93,223    Tele Norte Leste Participacoes S.A. (ADR)            1,660,535

Television - 0.2%
       128,414    Canal Plus S.A.** ........................          24,807,686

Therapeutics - 0.2%
       402,565    QLT PhotoTherapeutics, Inc.
                    - New York Shares*,** ..................          22,367,518

Tobacco - 0.3%
         3,714    Japan Tobacco, Inc.** ....................          27,321,060

Wire and Cable Products - 0.6%
     4,678,000    Furukawa Electric Company, Ltd.** ........          64,885,905
--------------------------------------------------------------------------------
Total Common Stock (cost $5,306,078,738) ...................       8,909,173,399
--------------------------------------------------------------------------------
Foreign Bonds - 0.1%
Cable Television - 0.1%
EUR               United Pan-Europe Communications N.V:
     9,800,000      11.25%, senior notes, due 2/1/10**,+ ...           9,114,000
     5,406,000      11.50%, senior notes, due 2/1/10**,+ ...           4,973,520
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $15,094,664) .....................          14,087,520
--------------------------------------------------------------------------------
Preferred  Stock  - 2.8%
Automotive - Cars and Light Trucks - 0.7%
        31,565    Porsche A.G.** ...........................          78,524,731

Enterprise Software and Services - 0.2%
        36,329    SAP A.G.** ...............................          21,418,830

Investment Management/Advisor Services - 0.8%
       172,092    Marschollek, Lautenschlaeger und
                    Partner A.G.**  ........................          91,268,662

Multimedia - 0.2%
       376,960    News Corporation, Ltd. (ADR) .............          16,586,240

Telephone - Integrated - 0.9%
       796,145    Telecomunicacoes Brasileiras S.A. (ADR) ..          94,094,387
--------------------------------------------------------------------------------
Total Preferred Stock (cost $198,747,290) ..................         301,892,850
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.9%
                  Deutsche Bank A.G.
$  100,000,000      5.89%, 5/8/00
                    (amortized cost $99,885,472) ...........          99,885,472
--------------------------------------------------------------------------------
Time Deposit - 3.9%
                  Societe Generale, New York
   422,300,000      5.9375%, 5/1/00 (cost $422,300,000) ....         422,300,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

42  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
U.S. Government Agencies - 6.5%
                  Fannie Mae:
$   50,000,000      5.79%, 5/18/00 .........................    $     49,750,277
    50,000,000      5.87%, 6/1/00 ..........................          49,863,292
                  Federal Home Loan Bank System:
    50,000,000      5.68%, 5/31/00 .........................          49,759,167
   100,000,000      5.94%, 6/29/00 .........................          99,006,000
    50,000,000      5.81%, 7/3/00 ..........................          49,461,000
    50,000,000      5.81%, 7/14/00 .........................          49,366,500
   100,000,000      5.90%, 7/24/00 .........................          98,562,000
    50,000,000      5.84%, 8/14/00 .........................          49,088,500
    50,000,000      5.87%, 9/7/00 ..........................          48,878,000
    50,000,000      6.03%, 10/4/00 .........................          48,639,000
                  Freddie Mac
   100,000,000      6.02%, 12/15/00 ........................          95,997,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $688,892,042) .........         688,370,736
--------------------------------------------------------------------------------
Total Investments (total cost $6,730,998,206) - 97.5% ......      10,435,709,977
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.5%        265,614,811
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $ 10,701,324,788
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Australia                                0.3%                   $     35,506,952
Brazil                                   2.1%                        220,358,845
Canada                                   7.3%                        763,786,712
Egypt                                    0.4%                         38,372,772
Finland                                  7.1%                        744,253,951
France                                   3.6%                        372,376,441
Germany                                  3.1%                        325,584,334
Hong Kong                                6.8%                        711,861,471
India                                    1.0%                         99,285,276
Israel                                   2.7%                        279,077,054
Italy                                    0.7%                         71,139,177
Japan                                   13.5%                      1,412,334,842
Mexico                                   2.9%                        303,745,599
Netherlands                              3.8%                        399,427,020
Norway                                   0.6%                         63,933,719
Singapore                                1.5%                        153,414,944
South Africa                             0.4%                         43,887,770
South Korea                              2.7%                        278,879,981
Spain                                    2.2%                        222,867,360
Sweden                                   5.0%                        523,741,780
Switzerland                              0.8%                         83,075,488
Taiwan                                   0.5%                         51,788,276
United Kingdom                          14.2%                      1,486,375,036
United States++                         16.8%                      1,750,635,177
--------------------------------------------------------------------------------
Total                                  100.0%                   $ 10,435,709,977

++Includes Short-Term Securities (5.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 6/9/00            119,600,000    $  185,798,600   $      5,413,832
British Pound 9/8/00             78,400,000       121,951,200          2,042,925
British Pound 9/22/00            66,000,000       102,682,800          2,456,850
British Pound 9/29/00           121,000,000       188,276,000          3,823,600
British Pound 10/5/00            27,100,000        42,173,020            715,440
Canadian Dollar 5/18/00          84,300,000        56,955,611          1,430,112
Canadian Dollar 9/22/00         123,700,000        83,853,037          1,379,717
Euro 5/18/00                    218,000,000       198,467,200         21,230,366
Euro 6/2/00                     121,400,000       110,643,960         16,583,241
Euro 9/8/00                     180,700,000       165,792,250          6,016,624
Euro 9/22/00                     75,000,000        68,880,000          3,495,750
Euro 9/29/00                     81,400,000        74,790,320          4,033,370
Euro 10/5/00                    381,600,000       350,766,720         15,950,880
Hong Kong Dollar 3/16/01      1,180,000,000       151,379,089             39,895
Hong Kong Dollar 5/7/01       1,893,000,000       242,832,403        (1,799,979)
Hong Kong Dollar 5/10/01      1,952,000,000       250,400,873          (833,752)
Japanese Yen 5/18/00         13,630,000,000       126,485,016          4,540,997
Japanese Yen 6/2/00           5,800,000,000        53,976,183          2,498,987
Japanese Yen 9/1/00          22,000,000,000       208,224,489          (443,860)
Japanese Yen 9/8/00          18,220,000,000       172,677,362          3,619,076
Japanese Yen 9/29/00          4,000,000,000        38,061,490            886,903
Singapore Dollar 7/16/01         28,000,000        17,195,848            123,846
Swiss Franc 9/8/00               17,500,000        10,288,066            557,921
Swiss Franc 10/5/00              55,400,000        32,653,542          1,355,052
--------------------------------------------------------------------------------
Total                                          $3,055,205,079   $     95,117,793

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  43

Janus | Special Situations Fund

[PHOTO]
David Decker
portfolio manager

For the six-month period ended April 30, 2000, Janus Special Situations Fund returned 26.29% versus the 7.18% gain registered by its benchmark, the S&P 500 Index.(1) These results earned the Fund a top-quartile ranking for the 12 months ended April 30, 2000, placing it 22nd among the 356 multi-cap core funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

This has certainly been a volatile period for the financial markets, with the technology-dominated Nasdaq Composite Index jumping 70.24% from November 1 through March 10, followed by a correction of 24% through the end of April. While I typically don't comment on the market as a whole, one observation I would make is that these dramatic swings demonstrated that it is important to focus on valuation in order to mitigate risk. There have been arguments that the "new economy" has rendered old valuation methods obsolete, because they cannot capture the future value these companies will create. Instead, some have argued that using proxies such as sales are a sufficient means of estimating valuation. However, because the value of any company is a function of its future cash flows, disregarding this "traditional" method of valuation can lead to accepting excessive risk.

While measuring risk and reward may cause Janus Special Situations Fund to miss certain periods of strong returns, it also insulates performance in turbulent markets. Given that valuations of companies underappreciated by Wall Street did not reflect the lofty expectations that characterized the market during the period, the Fund behaved differently than the general market. By dodging much of the turmoil unleashed in March and April, we stayed within our objective of providing consistent, long-term, risk-adjusted returns.

There were a number of companies that contributed positively to our performance. China Telecom (HK), Apple Computer and Station Casino all posted strong returns as investors continued to gain appreciation for the value these companies are creating. China Telecom (HK) benefited from the acceleration of its wireless subscriber growth in China. Given that wireless penetration still remains low at 5%, we believe there is tremendous upside. Meanwhile, Apple showed fantastic sales growth, only a year after it was written off for dead, and Station Casino continues to generate industry-leading incremental returns on investment by dominating the "locals" segment of the Las Vegas casino market. All three of these companies represent significant holdings in the Fund.

On the negative side, auto parts manufacturer Federal Mogul continues to suffer from value destruction as a result of overpaying for its most recent acquisition. While I am disappointed in the stock's performance and the resulting impact on our overall returns, I believe there is significant intrinsic value in Federal Mogul and that Wall Street has been overly severe in its dismissal of the firm's prospects.

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                97.8%              98.9%
  Foreign                                               23.0%              17.9%
Top 10 Equities (% of Assets)                           49.6%              54.4%
Number of Stocks                                           49                 41
Cash & Cash Equivalents                                  2.2%               1.1%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Multimedia                                              10.6%              14.9%
Cellular Telecommunications                             10.6%               6.6%
Computers - Micro                                        7.7%               8.5%
Cable Television                                         5.7%              13.1%
Casino Hotels                                            5.0%               7.7%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Apple Computer, Inc.                                     7.7%               8.5%
China Telecom, Ltd. (ADR)                                7.7%               5.2%
Time Warner, Inc.                                        6.2%               7.4%
Enron Corp.                                              4.6%               3.0%
Reliance Industries, Ltd.                                4.6%               1.9%
Viacom, Inc. - Class B                                   4.3%               7.4%
Coastal Corp.                                            4.1%                --
SBS Broadcasting S.A                                     4.0%               4.1%
Comcast Corp. - Special Class A                          3.3%               6.1%
Staples, Inc.                                            3.1%               3.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a multi-cap core fund as one that "invests in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mulit-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-cap core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average." The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results. Investing in special situation companies may entail greater risks.

44  Janus Equity Funds / April 30, 2000

Another area of disappointment came from the Fund's cable position, specifically Comcast. After posting impressive gains in 1999, the stock retreated during the first four months of 2000. I continue to believe in this franchise and the value it is creating by upgrading its system to allow for new, high-margin services such as digital video and high-speed data access. Nonetheless, concern about the pace of the rollout, as well as competitive pressures from products such as DSL, wireless, and satellite, has caused a decline in the price investors are willing to pay for Comcast. I agree with the logic behind this price compression, after all, uncertainty creates risk. However, it is my opinion that cable will emerge as a powerful player in the future of residential broadband services and the valuations being accorded it will soon expand. As such, I have maintained a position in Comcast.

As I conclude this letter I am en route to Asia in search of new ideas for the Fund. I believe the turbulence in the market of late has produced exciting opportunities both domestically and abroad. The key is to get out and find them by visiting companies and asking tough questions of management - something our investment team does every day.

I greatly appreciate your continued confidence and investment in Janus Special Situations Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Special Situations Fund ($30,202) as compared to the S&P 500 Index ($20,593).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 40.01%
Since 12/31/96*, 39.38%

Janus Special Situations Fund - $30,202

S&P 500 Index - $20,593

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

Janus Special Situations Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 97.0%
Automotive - Truck Parts and Equipment - 2.4%
     2,037,235    Exide Corp.# .............................    $     19,608,387
     1,288,020    Federal-Mogul Corp. ......................          17,468,771
       200,000    Lear Corp.* ..............................           5,987,500

                                                                      43,064,658

Broadcast Services and Programming - 3.3%
     1,008,110    AT&T Corp./Liberty Media Group - Class A*           50,342,493
       163,785    Grupo Televisa S.A. (GDR)* ...............          10,390,111

                                                                      60,732,604

Cable Television - 5.7%
     1,527,720    Comcast Corp. - Special Class A* .........          61,204,282
     1,665,480    Rogers Communications, Inc. - Class B
                    New York Shares* .......................          43,302,480

                                                                     104,506,762

Casino Hotels - 5.0%
     3,617,200    Park Place Entertainment Corp.* ..........          46,345,375
     1,592,500    Station Casinos, Inc.* ...................          45,386,250

                                                                      91,731,625

Cellular Telecommunications - 10.6%
       957,920    China Telecom, Ltd. (ADR)*,** ............         140,514,890
     1,332,500    Winstar Communications, Inc.* ............          53,133,438

                                                                     193,648,328

Chemicals - Diversified - 1.3%
       750,000    Lyondell Chemical Co. ....................    $     13,781,250
       750,000    Solutia, Inc. ............................          10,218,750

                                                                      24,000,000

Chemicals - Specialty - 1.8%
     1,113,010    Cytec Industries, Inc.* ..................          33,529,426

Circuits - 2.3%
       200,000    Linear Technology Corp. ..................          11,425,000
       480,000    Maxim Integrated Products, Inc.* .........          31,110,000

                                                                      42,535,000

Commercial Services - 0.8%
       441,965    Iron Mountain, Inc.* .....................          15,468,775

Computers - Micro - 7.7%
     1,139,405    Apple Computer, Inc.* ....................         141,357,433

Diversified Manufacturing Operations - 2.2%
       872,566    Tyco International, Ltd. .................          40,083,501

Diversified Operations - 1.3%
       150,830    General Electric Co. .....................          23,718,017

Electronic Components - Semiconductors - 2.4%
       500,000    Advanced Micro Devices, Inc.* ............          43,875,000

Internet Content - 0.1%
        55,230    GoTo.com, Inc.* ..........................           1,884,724

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  45

Janus | Special Situations Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Internet Software - 0.5%
       111,600    Exodus Communications, Inc. ..............    $      9,869,625

Money Center Banks - 1.5%
     1,994,000    DBS Group Holdings, Ltd. .................          27,444,026

Multimedia - 10.6%
        55,000    Corus Entertainment, Inc. - Class B* .....           1,484,822
     1,274,730    Time Warner, Inc. ........................         114,646,029
     1,449,770    Viacom, Inc. - Class B* ..................          78,831,244

                                                                     194,962,095

Networking Products - 1.3%
       600,000    3Com Corp.* ..............................          23,662,500

Office Automation and Equipment - 1.0%
       462,210    Pitney Bowes, Inc. .......................          18,892,834

Oil Companies - Exploration and Production- 0.4%
     1,653,075    Magnum Hunter Resources, Inc.*,# .........           6,612,300

Oil Companies - Integrated - 4.1%
     1,500,140    Coastal Corp. ............................          75,288,276

Petrochemicals - 4.6%
     3,259,052    Reliance Industries, Ltd.+ ...............          83,594,684

Pipelines - 4.6%
     1,204,080    Enron Corp. ..............................          83,909,325

Printing - Commercial - 2.0%
     1,050,000    Valassis Communications, Inc.* ...........          35,765,625

Publishing - Newspapers - 1.0%
       450,000    New York Times Co. - Class A .............          18,534,375

Publishing - Periodicals - 0.8%
       916,900    Playboy Enterprises, Inc. - Class B* .....          14,785,013

Recreational Centers - 2.5%
     2,022,600    Bally Total Fitness Holding Corp.*,# .....          45,255,675

Retail - Computer Equipment - 0.5%
       225,000    Insight Enterprises, Inc.* ...............           9,407,813

Retail - Discount - 0.9%
       900,000    TJX Companies, Inc. ......................          17,268,750

Retail - Office Supplies - 3.1%
     2,957,670    Staples, Inc.* ...........................          56,380,584

Retail - Restaurants - 1.5%
     1,150,000    Jack in the Box, Inc.* ...................          28,175,000

Telecommunication Equipment - 0.2%
        26,500    IPC Communications, Inc.* ................           4,425,500

Telecommunication Services - 3.0%
       800,248    Cox Communications, Inc. - Class A* ......          34,260,618
       795,840    McLeodUSA, Inc. - Class A* ...............          19,896,000

                                                                      54,156,618

Telephone - Integrated - 1.7%
       700,000    SBC Communications, Inc. .................          30,668,750

Television - 4.0%
     1,347,500    SBS Broadcasting S.A.*,# .................          74,112,500

Transportation - Truck - 0.3%
       176,680    CNF Transportation, Inc. .................           4,935,997
--------------------------------------------------------------------------------
Total Common Stock (cost $1,247,388,565) ...................       1,778,243,718
--------------------------------------------------------------------------------
Preferred Stock - 0.8%
Electric - Integrated - 0.8%
        97,000    Reliant Energy, Inc., convertible, 7.00%
                    (Time Warner, Inc.)
                    (cost $7,474,820) ......................    $     14,362,062
--------------------------------------------------------------------------------
Warrants - 0%
Oil Companies - Exploration and Production - 0%
       551,025    Magnum Hunter Resources, Inc. ............
                    - expires 7/1/02* (cost $0) ............             172,471
--------------------------------------------------------------------------------
U.S. Government Agency - 2.2%
                  Federal Home Loan Bank System
$   40,600,000      5.60%, 5/1/00
                    (amortized cost $40,600,000) ...........          40,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,295,463,385) - 100% .......       1,833,378,251
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0%              367,295
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $  1,833,745,546
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Bermuda                                  2.2%                   $     40,083,501
Canada                                   2.4%                         44,787,302
Hong Kong                                7.7%                        140,514,890
India                                    4.6%                         83,594,684
Luxembourg                               4.0%                         74,112,500
Mexico                                   0.6%                         10,390,111
Singapore                                1.5%                         27,444,026
United States++                         77.0%                      1,412,451,237
--------------------------------------------------------------------------------
Total                                  100.0%                   $  1,833,378,251

++Includes Short-Term Securities (74.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar 5/7/01         535,000,000    $   68,629,338   $      (547,416)
Hong Kong Dollar 5/10/01        290,000,000        37,200,949           (42,019)
--------------------------------------------------------------------------------
Total                                          $  105,830,287   $      (589,435)

See Notes to Schedules of Investments.

46  Janus Equity Funds / April 30, 2000

                                                    Janus | Strategic Value Fund

                                                               [PHOTO]
                                                               David Decker
                                                               portfolio manager

Since its inception on February 29, 2000, Janus Strategic Value Fund gained 11.20%. In comparison, our benchmark, the S&P 500 Index, returned 6.48% for the same period ended April 30, 2000.(1)

Given that this is my first letter to Janus Strategic Value Fund shareholders, I would like to take a brief moment to explain the philosophy of the fund and our approach to value investing. First and foremost, the Fund seeks to protect the downside, while looking for unique opportunities to provide solid long-term capital appreciation through patient investing. In other words, it will try to hit more singles and doubles than home runs. In addition to protecting the downside, the Fund's objectives include investing in companies that are attractively valued relative to the free cash flow they will generate, and investing in companies with improving returns on invested capital.

I'll begin by discussing our first objective - downside protection with a catalyst. In my opinion, the premise of a value fund should be to minimize downside risk by investing in attractively valued companies, while still providing long-term capital appreciation. It is not enough simply to find "cheap" stocks because cheap stocks can stay that way for a very long time. The key is to identify a catalyst through in-depth research that will trigger an upward revaluation of the stock. Advanced Micro Devices (AMD), a developer of microprocessors and one of the largest positions in the Fund, is an example of this. A distant No. 2 to Intel, AMD struggled to keep up with Intel's high-speed processors, and was therefore relegated to competing at the much more price competitive low end of its product offerings. Its valuation reflected this quandary. However, AMD's recent launch of faster, more competitive products should fundamentally improve its business model, and has already resulted in an upward revaluation of the firm. In fact, despite being a "tech" stock, AMD's shares were up 68% between March 10 and April 30, while the technology-dominated Nasdaq Composite Index was down 24%. While AMD was attractively valued to begin with, without this catalyst for revaluation, the stock would likely have remained "cheap" for a long time.

That brings me to the Fund's second objective, which is to use free cash flow as a tool for measuring valuation. The process of value investing is often described in rather simplistic terms. For example, many refer to it as investing in companies with a low price-to-earnings ratio (P/E). However, P/E alone is often misleading. Valuation is a process of accurately forecasting future cash flows generated by a company over time. Because earnings do not necessarily represent cash flow, we tend not to focus on P/E as a primary tool for valuation. We therefore prefer to look at price to free cash flow, which helps us take into account the capital intensity of the company.

We also look for companies with improving returns on invested capital (ROIC). When you entrust your money to Janus, you expect us to invest it in the highest-returning opportunities we can find. We expect the same of the companies in which we invest.

                                                        (continued on next page)

Portfolio Profile                                                 April 30, 2000
--------------------------------------------------------------------------------
Equities                                                                   97.1%
  Foreign                                                                  13.9%
    European                                                                3.3%
Top 10 Equities (% of Assets)                                              40.9%
Number of Stocks                                                              58
Cash & Cash Equivalents                                                     2.9%
--------------------------------------------------------------------------------
Top 5 Industries                                                  April 30, 2000
--------------------------------------------------------------------------------
Diversified Manufacturing Operations                                        6.7%
Oil Companies - Integrated                                                  6.6%
Medical Products                                                            5.4%
Telephone - Integrated                                                      5.1%
Aerospace and Defense                                                       4.2%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                                            April 30, 2000
--------------------------------------------------------------------------------
Coastal Corp.                                                               6.6%
Johnson & Johnson                                                           5.4%
Tyco International, Ltd.                                                    4.8%
Pitney Bowes, Inc.                                                          4.1%
Advanced Micro Devices, Inc.                                                4.1%
SBC Communications, Inc.                                                    3.9%
Apple Computer, Inc.                                                        3.0%
Comcast Corp. - Special Class A                                             3.0%
TJX Companies, Inc.                                                         3.0%
Park Place Entertainment Corp.                                              3.0%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

                                         Janus Equity Funds / April 30, 2000  47

After a company generates its free cash flow, we believe the most important predictor of the long-term value it creates is how it invests that cash. Does it pay out dividends, make acquisitions, reinvest in the firm, pay down debt, or buy back stock? We look for companies focusing on improving the intrinsic value of their business by investing that cash in high-rate-of-return opportunities.

There have been discussions recently about the shift away from growth stocks and into value stocks. I believe this is too simplistic an explanation. From my perspective, what has taken place is a recognition that one must pay for risk. In other words, valuation does matter and always has, irrespective of the label "growth" or "value." Our job is to find great companies that are attractively valued, no matter how they are classified.

Finding value is of course not always easy. It requires digging deep into a company and thinking about value from many different perspectives - not just as a function of P/E or other simplistic proxies. In fact, the less obvious a company's value is, the greater the reward. These are the types of opportunities we're constantly in search of.

Thank you for your investment in Janus Strategic Value Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through April 30, 2000. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Strategic Value Fund ($11,120) as compared to the S&P 500 Index ($10,648).

Cumulative Total Return
for the period ended April 30, 2000
Since 2/29/00*, 11.20%

Janus Strategic Value Fund - $11,120

S&P 500 Index - $10,648

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Janus Strategic Value Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stocks - 97.1%
Aerospace and Defense - 4.2%
     1,000,000    B.F. Goodrich Co. ........................    $     31,875,000
       482,880    Northrop Grumman Corp. ...................          34,224,120
       900,000    United Technologies Corp. ................          55,968,750

                                                                     122,067,870

Automotive - Truck Parts and Equipment - 3.9%
       300,000    Arvin Industries, Inc. ...................           6,525,000
     1,905,000    Delphi Automotive Systems Corp. ..........          36,433,125
     1,200,000    Federal-Mogul Corp. ......................          16,275,000
     1,526,975    Lear Corp.* ..............................          45,713,814
       500,000    Tower Automotive, Inc.* ..................           7,812,500

                                                                     112,759,439

Broadcast Services and Programming - 0.5%
       300,000    AT&T Corp./Liberty Media Group - Class A*           14,981,250

Building Products - Cement and Aggregate - 1.6%
     2,165,425    Cemex S.A. (ADR)* ........................          47,368,672

Cable Television - 4.0%
     1,100,000    Charter Communications, Inc. - Class A* ..          16,156,250
     2,164,305    Comcast Corp. - Special Class A ..........          86,707,469
       500,000    Le Groupe Videotron ltee .................          12,013,560

                                                                     114,877,279

Casino Hotels - 4.0%
     6,709,405    Park Place Entertainment Corp.* ..........    $     85,964,251
     1,000,000    Station Casinos, Inc.* ...................          28,500,000

                                                                     114,464,251

Chemicals - Diversified - 2.1%
     2,750,000    Lyondell Chemical Co. ....................          50,531,250
       800,000    Solutia, Inc. ............................          10,900,000

                                                                      61,431,250

Chemicals - Specialty - 1.3%
     1,000,000    Cytec Industries, Inc.* ..................          30,125,000
       400,000    Millennium Chemicals, Inc. ...............           7,975,000

                                                                      38,100,000

Commercial Services - 0.8%
       700,000    Iron Mountain, Inc.* .....................          24,500,000

Computers - Micro - 3.0%
       700,000    Apple Computer, Inc.* ....................          86,843,750

Containers - Paper and Plastic - 1.0%
     2,485,800    Packaging Corp. of America* ..............          29,518,875

Cosmetics and Toiletries - 2.6%
     1,300,000    Colgate-Palmolive Co. ....................          74,262,500

Diversified Financial Services - 0.6%
       300,000    Citigroup, Inc. ..........................          17,831,250

See Notes to Schedules of Investments.

48  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Diversified Manufacturing Opertions - 6.7%
       950,000    Danaher Corp. ............................    $     54,268,750
     3,050,000    Tyco International, Ltd. .................         140,109,375

                                                                     194,378,125
Electric - Integrated - 1.2%
       800,000    Montana Power Co. ........................          35,250,000

Electronic Components - Semiconductors - 4.1%
     1,350,000    Advanced Micro Devices, Inc.* ............         118,462,500

Electronic Safety Devices - 0.7%
     3,613,950    Williams PLC .............................          20,577,579

Finance - Credit Card - 1.9%
       362,570    American Express Co. .....................          54,408,161

Finance - Investment Bankers/Brokers - 2.3%
       650,000    Merrill Lynch & Company, Inc. ............          66,259,375

Internet Software - 1.0%
     1,200,000    PSINet, Inc.* ............................          27,825,000

Life and Health Insurance - 1.3%
     2,000,000    John Hancock Financial Services, Inc.* ...          36,500,000

Machinery - Construction and Mining - 0.8%
     1,420,000    Terex Corp.* .............................          22,187,500

Medical - Outpatient and Home Medical Care - 0.7%
     1,500,000    Apria Healthcare Group, Inc.* ............          20,906,250

Medical Products - 5.4%
     1,900,000    Johnson & Johnson ........................         156,750,000

Money Center Banks - 3.2%
     1,200,000    Bank of New York Company, Inc. ...........          49,275,000
     3,192,000    DBS Group Holdings, Ltd. .................          43,932,463

                                                                      93,207,463

Multimedia - 0.6%
       326,590    Viacom, Inc. - Class B* ..................          17,758,331

Networking Products - 1.7%
     1,250,000    3Com Corp.* ..............................          49,296,875

Office Automation and Equipment - 4.1%
     2,930,585    Pitney Bowes, Inc. .......................         119,787,662

Oil Companies - Integrated - 6.6%
     3,800,000    Coastal Corp. ............................         190,712,500

Petrochemicals - 1.0%
     1,176,262    Reliance Industries, Ltd.+ ...............          30,171,120

Pipelines - 1.6%
       650,000    Enron Corp. ..............................          45,296,875

Printing - Commercial - 2.0%
     1,738,625    Valassis Communications, Inc.* ...........          59,221,914

Publishing - Newspapers - 2.5%
     1,776,500    New York Times Co. - Class A .............          73,169,594

Recreational Centers - 0.2%
       300,000    Bally Total Fitness Holding Corp.* .......           6,712,500

Resorts and Theme Parks - 0.4%
       500,000    Premier Parks, Inc.* .....................          10,781,250

Retail - Apparel and Shoe - 1.1%
     1,500,000    Ross Stores, Inc. ........................          31,125,000

Retail - Discount - 3.3%
       550,000    Ames Department Stores, Inc.* ............           9,865,625
     4,500,000    TJX Companies, Inc. ......................          86,343,750

                                                                      96,209,375

Retail - Office Supplies - 2.3%
     3,562,876    Staples, Inc.* ...........................    $     67,917,324

Retail - Restaurants - 0.7%
       800,000    Jack in the Box, Inc.* ...................          19,600,000

Telecommunication Services - 0.7%
       500,000    Cox Communications, Inc. - Class A* ......          21,406,250

Telephone - Integrated - 5.1%
     2,600,000    SBC Communications, Inc. .................         113,912,500
       579,875    Telefonos de Mexico S.A. (ADR) ...........          34,103,898

                                                                     148,016,398

Television - 2.6%
     1,376,420    SBS Broadcasting S.A.* ...................          75,703,100

Transportation - Truck - 1.7%
     1,760,515    CNF Transportation, Inc. .................          49,184,388
--------------------------------------------------------------------------------
Total Common Stocks (cost $2,593,861,060) ..................       2,817,788,795
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.3%
                  Household Finance Corp.
$   66,200,000      6.00%, 5/1/00
                    (amortized cost $66,200,000) ...........          66,200,000
--------------------------------------------------------------------------------
U.S. Government Agency - 1.7%
                  Federal Home Loan Bank System
    50,000,000      6.00%, 9/20/00 (cost $48,804,833) ......          48,765,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,708,865,893) - 101.1% .....       2,932,753,795
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.1%)     (31,031,197)
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $  2,901,722,598
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Bermuda                                  4.8%                   $    140,109,375
Canada                                   0.4%                         12,013,560
India                                    1.0%                         30,171,120
Luxembourg                               2.6%                         75,703,100
Mexico                                   2.8%                         81,472,570
Singapore                                1.5%                         43,932,463
United Kingdom                           0.7%                         20,577,579
United States++                         86.2%                      2,528,774,028
--------------------------------------------------------------------------------
Total                                  100.0%                   $  2,932,753,795

++Includes Short-Term Securities (83.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  49

Janus | Twenty Fund (closed to new investors)

[PHOTO]
Scott Schoelzel
portfolio manager

For the six-month period ended April 30, 2000, Janus Twenty Fund returned 21.04% compared to a 7.18% return for the S&P 500 Index.(1) Although we did in fact outperform the popular averages, the Fund's intra-period volatility, particularly in March and April, was extreme, to say the least. I know the volatility can be unnerving and I appreciate your continued confidence and support.

The past six months can be segmented into two distinct periods. The first three months were quite bullish. The markets raced ahead when it became clear the transition into the year 2000 would be much smoother than many pundits had predicted and as some of the early promise of the Internet continued to resonate throughout the world. Meanwhile, despite the economy's high rate of growth, inflation remained in check as productivity gains more than offset any pressures on wages and basic commodities. As such, Fed policy continued to be very accommodating leading up to the end of the year.

The next three months couldn't have presented a more stark contrast. Once a successful transition to the new millennium was well in hand, the Federal Reserve turned stingy, and rates firmed. We began to see some seedlings of inflation in the form of higher employment costs and some upward movement in basic commodity prices as the pace of economic growth quickened around the world. All of this contributed to what I (and others) refer to as "the end of the beginning." By this I mean that the long-term prospects for the profound influence some of the new technologies and sciences will have on the way we work, learn and live remains as vibrant as ever. However, the valuations of this first wave of companies are being reexamined as a confluence of factors comes into focus. Higher interest rates, increased competition and too much capital chasing too few original ideas have led to a precipitous drop in stock prices. This will continue until investors find some equilibrium that reflects the changing macro environment, witness further maturation of the so-called "new economy" and realize the tremendous promise that lies ahead for the true, long-term winners. My best guess is that the markets will remain negatively biased until the latter part of this year, and I would encourage you to proceed with more caution as we navigate "the end of the beginning."

Turning to the Fund, many of the same stocks that led the Fund higher throughout 1999 remain top holdings. Nokia, Cisco Systems, Sun Microsystems, General Electric, America Online and Time Warner all continue to dominate their respective industries, and while their valuations may be stretched by historical standards, I expect that with time and patience these companies will grow into their valuations just as they have in the past. Most importantly, we continue to monitor the fundamental progress made by each of our holdings. It is this progress that determines when it's time to make a change in the Fund.

This year, most of the setbacks we've experienced have been a by-product of letting the Fund get a little out of "balance" with regard to the types of

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                94.1%              83.4%
  Foreign                                               24.3%              14.7%
Top 20 Equities (% of Assets)                           80.2%              72.7%
Top 10 Equities (% of Assets)                           61.1%              52.0%
Number of Stocks                                           42                 37
Cash, Cash Equivalents &
  Fixed-Income Securities                                5.9%              16.6%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Equipment                             14.6%               8.7%
Cellular Telecommunications                             11.3%               7.4%
Computers - Micro                                       10.5%               9.7%
Networking Products                                     10.3%               6.2%
Internet Software                                        7.3%               8.7%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Nokia Oyj (ADR)                                         12.4%               7.7%
Cisco Systems, Inc.                                      9.5%               6.2%
Sun Microsystems, Inc.                                   8.8%               6.2%
America Online, Inc.                                     6.2%               8.0%
Time Warner, Inc.                                        5.4%               4.3%
EMC Corp.                                                4.8%               3.1%
Sprint Corp./PCS Group                                   4.5%               3.5%
General Electric Co.                                     3.8%               4.0%
Vodafone Airtouch PLC                                    3.5%               2.9%
Home Depot, Inc.                                         2.2%               2.4%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

50  Janus Equity Funds / April 30, 2000
opportunities we invested in. I have always espoused a balanced approach to managing the Fund, and while a large portion of assets are, and will continue to be, dedicated to technology, science and related areas of the economy, I have also invested heavily in financial services, retailers and the occasional special situation. In retrospect, I may have skewed the Fund a little more toward emerging growth opportunities during the period. While we still own meaningful positions in General Electric, AIG, Home Depot and American Express, I sold or reduced positions in some of the Fund's long-time stalwarts such as Fannie Mae, Wal-Mart, and Costco in order to build starter positions in some more aggressive holdings. These include Network Solutions, Aether Systems and Healtheon/WebMD. While the financial impact of any one of these decisions has not materially hurt our performance, the resultant skew has made the Fund a little more volatile, for now.

Finally, I know the past few months have been a little rough, but it's a necessary part of the investment process. There is an old saying in poker, which I think is appropriate. "In order to run good, you've gotta run bad." I am anxious to see the next hand!

Again, I would like to thank you for your continued confidence and support.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($211,916) as compared to the S&P 500 Index ($122,152).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 31.49%
Five Year, 40.97%
Ten Year, 26.73%
Since 4/30/85*, 22.58%

Janus Twenty Fund - $211,916

S&P 500 Index - $122,152

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

Concentration may lead to a greater price volatility.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 94.1%
Applications Software - 2.0%
     9,910,260    Microsoft Corp.* .........................    $    691,240,635

Audio and Video Products - 2.0%
     6,217,400    Sony Corp. ...............................         716,541,024

Broadcast Services and Programming - 0.4%
     2,700,000    AT&T Corp./Liberty Media Group - Class A*          134,831,250

Cellular Telecommunications - 11.3%
     5,376,035    Nextel Communications, Inc. - Class A* ...         588,339,830
        17,440    NTT DoCoMo, Inc. .........................         582,562,066
    28,890,630    Sprint Corp./PCS Group* ..................       1,588,984,650
    75,385,705    Vodafone AirTouch PLC ....................         346,778,159
    18,912,520    Vodafone AirTouch PLC (ADR) ..............         888,888,440

                                                                   3,995,553,145

Computers - Memory Devices - 4.8%
    12,323,660    EMC Corp.* ...............................       1,712,218,511

Computers - Micro - 10.5%
    11,883,260    Dell Computer Corp.* .....................         595,648,408
    33,945,030    Sun Microsystems, Inc.* ..................       3,120,821,196

                                                                   3,716,469,604

Diversified Operations - 3.8%
     8,557,325    General Electric Co. .....................       1,345,639,356

E-Commerce - 1.3%
     5,915,360    Amazon.com, Inc.* ........................         326,453,930
     1,915,535    Priceline.com, Inc.* .....................         121,157,589

                                                                      47,611,519

Electronic Components - Semiconductors - 2.0%
     4,287,125    Texas Instruments, Inc. ..................    $    698,265,484

Finance - Credit Card - 1.3%
     2,982,000    American Express Co. .....................         447,486,375

Internet Content - 2.9%
     1,165,695    Critical Path, Inc.* .....................          67,756,022
     1,830,825    Network Solutions, Inc.* .................         270,962,100
     5,371,005    Yahoo!, Inc.* ............................         699,573,401

                                                                   1,038,291,523

Internet Software - 7.3%
    36,672,892    America Online, Inc.* ....................       2,193,497,353
     2,842,390    Exodus Communications, Inc.* .............         251,373,866
     3,247,960    Internap Network Services Corp.* .........         125,046,460

                                                                   2,569,917,679

Medical - Biomedical and Genetic - 1.6%
     5,027,400    Amgen, Inc.* .............................         281,534,400
     2,091,270    Genentech, Inc.* .........................         244,678,590
       600,000    Incyte Pharmaceuticals, Inc.*,ss.,+ ......          43,312,500

                                                                     569,525,490

Medical - Drugs - 1.7%
    14,023,060    Pfizer, Inc. .............................         590,721,402

Medical Information Systems - 0.7%
     1,978,350    Healtheon/WebMD Corp.* ...................          41,668,997
    11,000,000    Healtheon/WebMD Corp.*,ss.,+,# ...........         216,627,840

                                                                     258,296,837

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  51

Janus | Twenty Fund (closed to new investors)

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Multi-Line Insurance - 1.8%
     5,792,405    American International Group, Inc. .......    $    635,354,423

Multimedia - 5.4%
    21,367,698    Time Warner, Inc. ........................       1,921,757,339

Networking Products - 10.3%
     6,500,000    3Com Corp.* ..............................         256,343,750
    48,612,320    Cisco Systems, Inc.* .....................       3,370,200,998

                                                                   3,626,544,748

Retail - Building Products - 2.2%
    13,793,610    Home Depot, Inc. .........................         773,304,261

Satellite Telecommunications - 0.2%
       716,495    General Motors Corp. - Class H ...........          69,007,425

Telecommunication Equipment - 14.6%
    77,030,480    Nokia Oyj (ADR) ..........................       4,381,108,550
     5,096,810    Nortel Networks Corp. - New York Shares ..         577,213,732
     1,957,035    QUALCOMM, Inc.* ..........................         212,215,983

                                                                   5,170,538,265

Telecommunication Services - 2.1%
     8,386,335    Level 3 Communications, Inc.* ............         746,383,815

Telephone - Integrated - 3.1%
    16,027,999    Telefonica S.A.* .........................         357,543,377
        24,920    Telefonica S.A. (ADR)* ...................           1,650,950
    12,750,410    Telefonos de Mexico S.A. (ADR) ...........         749,883,488

                                                                   1,109,077,815

Wireless Equipment - 0.8%
     1,700,000    Aether Systems, Inc.* ....................         283,023,438
--------------------------------------------------------------------------------
Total Common Stock (cost $17,488,962,505) ..................      33,267,601,363
--------------------------------------------------------------------------------
Corporate Bonds - 1.1%
Cable Television - 0.5%
$  191,000,000    Charter Communications Holdings L.L.C ....
                    8.625%, senior notes, due 4/1/09 .......         166,886,250

Food - Retail - 0.2%
                  Fred Meyer, Inc.:
    40,000,000      7.375%, company guaranteed notes
                    due 3/1/05 .............................          38,300,000
    25,000,000      7.45%, company guaranteed notes
                    due 3/1/08 .............................          23,437,500

                                                                      61,737,500
Telecommunication Services - 0.4%
   190,000,000    Level 3 Communications, Inc., 9.125%
                    senior notes, due 5/1/08 ...............         165,300,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $444,701,118) ..................         393,923,750
--------------------------------------------------------------------------------
Money Market - 0.2%
                  Janus Government Money Market Fund
    56,200,000      6.00% (cost $56,200,000) ...............          56,200,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.1%
                  Comerica Bank, Detroit
$   85,000,000      6.06%, 7/3/00 ..........................    $     84,098,575
                  Deutsche Bank A.G.
   100,000,000      5.89%, 5/8/00 ..........................          99,885,472
                  Wells Fargo & Co.:
   100,000,000      6.02%, 5/12/00 .........................          99,816,056
    50,000,000      6.05%, 6/21/00 .........................          49,571,458
    50,000,000      6.08%, 6/21/00 .........................          49,569,333
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
   (amortized cost $382,940,894) ...........................         382,940,894
--------------------------------------------------------------------------------
Time Deposit - 2.0%
                  SouthTrust Bank EDT
   716,000,000      6.00%, 5/1/00
                    (cost $716,000,000) ....................         716,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.5%
                  Fannie Mae:
    75,000,000      5.23%, 5/11/00 .........................          74,891,042
   100,000,000      5.75%, 7/6/00 ..........................          98,870,000
   100,000,000      5.94%, 8/24/00 .........................          98,003,000
                  Federal Home Loan Bank System:
    50,000,000      5.68%, 5/31/00 .........................          49,763,333
    50,000,000      5.79%, 6/30/00 .........................          49,495,000
    75,000,000      6.06%, 10/11/00 ........................          72,843,750
    40,000,000      6.06%, 10/23/00 ........................          38,778,800
    50,000,000      5.98%, 12/8/00 .........................          48,060,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $531,088,056) .........         530,704,925
--------------------------------------------------------------------------------
Total Investments (total cost $19,619,892,573) - 100% ......      35,347,370,932
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0%           17,602,374
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $ 35,364,973,306
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Canada                                   1.6%                   $    577,213,732
Finland                                 12.4%                      4,381,108,550
Japan                                    3.7%                      1,299,103,090
Mexico                                   2.1%                        749,883,488
Spain                                    1.0%                        359,194,327
United Kingdom                           3.5%                      1,235,666,599
United States++                         75.7%                     26,745,201,146
--------------------------------------------------------------------------------
Total                                  100.0%                   $ 35,347,370,932

++Includes Short-Term Securities (70.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

52  Janus Equity Funds / April 30, 2000

                                  Janus | Venture Fund (closed to new investors)

                                                               [PHOTO]
                                                               William Bales
                                                               portfolio manager

                                                               [PHOTO]
                                                               Jonathan Coleman
                                                               portfolio manager

For the six months ended April 30, 2000, Janus Venture Fund gained 17.41%, trailing the 18.72% gain of its benchmark, the Russell 2000 Index.(1)

Although the Fund's relative performance disappointed us, we were pleased to post gains during the period, especially in light of the uptick in interest rates, which contributed to a technology correction in the spring. While rapid declines can be unsettling, they can also be healthy for the market over the long term by allowing stock valuations to realign with prevailing fundamentals. Volatility also offers informed investors the opportunity to buy compelling businesses at attractive prices.

Such was the case with Insight Enterprises, a company that markets computer products directly to small- and medium-sized businesses. Our research revealed the company had increased the effectiveness of its operations, as reflected by smaller inventories and shorter collection times for its receivables. These heightened efficiencies have allowed Insight to generate more free cash and improve its return on invested capital. This understanding gave us the confidence to increase our position when the stock dipped into the thirties. By period-end, this decision rewarded us as the stock rose to the mid-forties.

We also added to our position in Valassis Communications when its stock declined. Valassis is one of two media companies that publish coupons commonly found in the Sunday paper. We believe investors unfairly sold the company's stock after it reported seemingly weak first-quarter sales. In actuality, the company's revenues were hurt by the Easter holiday, which fell in April this year versus March last year.

This shift pushed Easter-related revenues to the second quarter, creating difficult year-over-year revenue comparisons, which investors misinterpreted as a sign of slower growth. We believe Valassis' business is very predictable, and the company continues to improve cash flow and uses it to buy back stock. Furthermore, we believe the company's Internet endeavor has largely gone unnoticed by other investors. Valassis is in an exceptional position to leverage its relationship with consumer products companies to create coupons consumers can print off the Web. Consequently, we remain very optimistic about the company's potential.

The period also saw several of our holdings significantly outperform the market. One example was our position in Avista, a utility that until recently has been widely misunderstood by other investors. While our investment in a utility might seem unusual given our focus on rapidly growing emerging franchises, Avista is not your typical utility. It's actually a diverse collection of robust businesses, including an attractive fuel cell venture and a telecommunications division. The stock moved sharply higher after Microsoft's Bill Gates revealed his venture capital group had invested in the company. Although Avista has enjoyed a nice run, we believe other investors have yet to fully appreciate the company's Internet billing service, which not only aggregates and pays bills electronically for large corporations, but also analyzes the client's expenditures to uncover potential problems. For example, Avista might identify a particular Starbucks location using 40% more electricity than its peers; this information can help the coffee chain

                                                        (continued on next page)

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                86.7%              99.7%
  Foreign                                                6.8%               6.3%
    European                                             2.6%               1.4%
Top 10 Equities (% of Assets)                           23.3%              26.1%
Number of Stocks                                          138                132
Cash, Cash Equivalents &
   Fixed-Income Securities                              13.3%               0.3%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Internet Software                                       10.6%              21.7%
Electronic Components
  - Semiconductors                                       7.5%               8.7%
Medical - Biomedical
  and Genetic                                            5.3%               4.6%
Internet Content                                         5.2%               4.5%
Radio                                                    5.0%               7.6%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
SDL, Inc.                                                3.8%               4.0%
Globix Corp.                                             3.2%               1.5%
Alpha Industries, Inc.                                   2.9%               1.8%
Enzon, Inc.                                              2.6%               3.1%
VerticalNet, Inc.                                        2.2%               2.3%
TMP Worldwide, Inc.                                      2.0%               1.1%
Verio, Inc.                                              1.8%               2.3%
SFX Entertainment, Inc.                                  1.7%               1.5%
Radio One, Inc.                                          1.6%               0.8%
QLT PhotoTherapeutics, Inc.
  - New York Shares                                      1.5%               2.5%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

                                         Janus Equity Funds / April 30, 2000  53
eliminate inefficiencies in its cost structure. We believe this value-added service, along with its other businesses, will translate into enduring profit growth for the company.

Elsewhere, the Fund's top position, SDL, also posted strong gains. SDL designs semiconductors that increase the capacity of fiber-optic networks. The explosion in Internet usage has resulted in congested telecommunications networks around the world. Consequently, telecommunications companies are scrambling to add capacity. Photonic lasers, such as those enabled by SDL's chips, offer a cost-effective way to increase throughput. Our research revealed that demand for these systems currently outstrips supply by a wide margin, suggesting the potential for continued strong revenue and earnings growth.

In the coming months, we expect the threat of higher interest rates to keep markets volatile. Although we will keep an eye on the Federal Reserve, our primary focus remains on finding the best companies in which to invest. We'd also like to remind you that we evaluate potential investments based on where they might be within the next three to five years, because over the long term, the market rewards great businesses. With this in mind, we are extremely enthusiastic about the companies held in the Fund as every holding possesses a competitive edge - be it a proprietary product or innovative business model - that we believe will result in success for years to come.

Thank you for your continued investment and confidence in Janus Venture Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of green. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Venture Fund ($155,673) as compared to the Russell 2000 Index ($57,751).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 55.84%
Five Year, 27.23%
Ten Year, 20.57%
Since 4/30/85*, 20.08%

Janus Venture Fund - $155,673

Russell 2000 Index - $57,751

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

The performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance and, most importantly, should note that the recent market volatility is not reflected in these figures.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stocks - 86.7%
Advertising Sales - 1.3%
       346,475    Interep National Radio Sales, Inc. -
                    Class A*,# .............................    $      1,992,231
       600,000    Lamar Advertising Co.* ...................          26,437,500

                                                                      28,429,731

Advertising Services - 2.9%
       269,010    Avenue A, Inc.* ..........................           8,541,067
       355,815    Getty Images, Inc.* ......................          10,807,881
       678,580    TMP Worldwide, Inc.* .....................          44,362,167

                                                                      63,711,115

Applications Software - 1.4%
       433,150    Intertrust Technologies Corp.* ...........           9,962,450
       368,390    Quest Software, Inc.* ....................          13,883,698
       196,060    SilverStream Software, Inc.* .............           7,744,370

                                                                      31,590,518

Batteries and Battery Systems - 0.2%
       233,170    Rayovac Corp.* ...........................           4,867,424

Broadcast Services and Programming - 0.7%
       801,520    ACTV, Inc.* ..............................          14,527,550

Cable Television - 1.5%
       368,590    Classic Communications, Inc. - Class A*,#            4,469,154
       652,081    Cogeco Cable, Inc.** .....................          16,283,772
       760,044    Moffat Communications, Ltd.** ............          13,080,690

                                                                      33,833,616

Casino Hotels - 1.7%
     1,141,730    Park Place Entertainment Corp.* ..........    $     14,628,416
       792,855    Station Casinos, Inc.* ...................          22,596,367

                                                                      37,224,783

Cellular Telecommunications - 1.4%
       245,705    Alamosa PCS Holdings, Inc.* ..............           7,002,592
       175,200    Price Communications Corp.* ..............           3,547,800
       499,762    Winstar Communications, Inc.* ............          19,928,010

                                                                      30,478,402

Chemicals - Diversified - 0.7%
       856,655    Lyondell Chemical Co. ....................          15,741,036

Collectibles - 0.1%
       328,270    Action Performance Companies, Inc.* ......           3,036,498

Commercial Banks - 1.3%
       338,795    Investors Financial Services Corp. .......          27,654,142

Commercial Services - 0.3%
       169,615    Iron Mountain, Inc.* .....................           5,936,525

Communications Software - 0.8%
        57,565    Delano Technology Corp.*,** ..............             629,617
       869,060    Razorfish, Inc.* .........................          16,457,824

                                                                      17,087,441

Computer Graphics - 0.4%
       191,370    Numerical Technologies, Inc.* ............           7,989,697

See Notes to Schedules of Investments.

54  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Computer Services - 1.1%
       360,930    AnswerThink Consulting Group, Inc.* ......    $      6,947,902
       391,900    CIBER, Inc.* .............................           7,078,694
       274,650    eLoyalty Corp.* ..........................           4,514,559
       158,150    Jacada, Ltd.* ............................           1,492,541
       274,220    Tanning Technology Corp.* ................           5,038,792

                                                                      25,072,488

Computer Software - 1.6%
       542,375    Informatica Corp.* .......................          22,745,852
       360,190    NetIQ Corp.* .............................          13,236,982

                                                                      35,982,834

Computers - Integrated Systems - 0.2%
       491,895    eSoft, Inc.* .............................           4,488,542

Computers - Peripheral Equipment - 0.6%
       534,755    Media 100, Inc.*,# .......................          12,934,387

Consulting Services - 0.5%
       375,495    Professional Detailing, Inc.* ............          10,138,365

Distribution and Wholesale - 0.4%
       728,505    Brightpoint, Inc.* .......................           8,605,465

E-Commerce - 0.4%
       264,130    PurchasePro.com, Inc.* ...................           7,923,900

Electric - Integrated - 0.9%
       648,195    Avista Corp. .............................          19,162,265

Electronic Components - Semiconductors - 7.5%
     1,235,000    Alpha Industries, Inc.* ..................          64,220,000
       675,000    ATMI, Inc.* ..............................          25,987,500
       291,105    Mattson Technology, Inc.* ................          14,300,533
        49,850    Quantum Effect Devices, Inc.* ............           2,903,763
       197,810    QuickLogic Corp.* ........................           5,810,669
       100,405    Silicon Image, Inc.* .....................           4,028,751
       285,110    TriQuint Semiconductor, Inc.* ............          29,312,872
       160,230    Virata Corp.* ............................          20,068,807

                                                                     166,632,895

Electronic Measuring Instruments - 0.1%
       178,495    Robotic Vision Systems, Inc.* ............           2,666,269

Electronics - Military - 0.2%
       145,600    Aeroflex, Inc.* ..........................           5,423,600

Enterprise Software and Services - 0.4%
       375,445    Brio Technology, Inc.* ...................           9,292,264

Fiber Optics - 4.0%
        24,620    Avanex Corp.* ............................           3,000,563
       434,430    SDL, Inc.* ...............................          84,713,850

                                                                      87,714,413

Food - Retail - 0.7%
       384,090    Whole Foods Market, Inc.* ................          16,347,831

Industrial Automation and Robotics - 0.8%
       188,800    Brooks Automation, Inc.* .................          16,933,000

Instruments - Controls - 0.6%
       379,325    Mettler-Toledo International, Inc.* ......          13,086,713

Instruments - Scientific - 1.3%
       593,260    Dionex Corp.* ............................          21,579,833
        84,400    Meade Instruments Corp.* .................           6,171,750

                                                                      27,751,583

Internet Content - 5.2%
       291,990    24/7 Media, Inc.* ........................    $      5,730,304
        74,605    FairMarket, Inc.* ........................             512,909
       290,760    internet.com Corp.* ......................           5,524,440
       238,645    L90, Inc.* ...............................           2,386,450
       160,535    Lante Corp.* .............................           3,331,101
       165,340    Launch Media, Inc.* ......................           1,725,736
       654,570    NaviSite, Inc.* ..........................          30,396,594
       413,875    net.Genesis Corp.* .......................           5,328,641
       428,490    Rare Medium Group, Inc.* .................           8,810,826
        77,715    SkillSoft Corp.* .........................           1,034,581
       900,650    VerticalNet, Inc.* .......................          48,635,100
       250,195    Vicinity Corp.* ..........................           2,971,066

                                                                     116,387,748

Internet Software - 10.6%
       290,105    724 Solutions, Inc. - New York Shares*,**           14,650,302
        16,305    Accrue Software, Inc.* ...................             388,263
       702,940    AppNet, Inc.* ............................          16,870,560
       163,510    Bluestone Software, Inc.* ................           3,443,929
       331,745    Digital Impact, Inc.* ....................           4,063,876
       157,185    Eprise Corp.* ............................           1,562,026
     3,098,740    Globix Corp.*,# ..........................          69,721,650
       159,730    Keynote Systems, Inc.* ...................           7,167,884
       700,000    Liberate Technologies, Inc.* .............          27,387,500
       354,285    NDS Group PLC - (ADR)* ...................          20,017,102
       299,045    pcOrder.com, Inc.*,# .....................           4,822,101
        37,755    RADVision, Ltd.* .........................           1,444,129
       221,380    Register.com, Inc.* ......................          11,290,380
       142,405    Retek, Inc.* .............................           3,061,707
       177,575    Selectica, Inc.* .........................           6,747,850
        42,375    Software.com, Inc.* ......................           3,427,078
     1,073,850    Verio, Inc.* .............................          40,336,491

                                                                     236,402,828

Life and Health Insurance - 0.5%
       348,435    StanCorp Financial Group, Inc. ...........          10,148,169

Medical - Biomedical and Genetic - 5.3%
     1,559,280    Enzon, Inc.*,# ...........................          58,083,180
       222,360    Invitrogen Corp.* ........................          13,869,705
       203,030    PE Corp./Celera Genomics Group* ..........          16,749,975
       200,000    QIAGEN N.V.* .............................          29,025,000

                                                                     117,727,860
Medical - Drugs - 1.7%
       330,945    Celgene Corp.* ...........................          15,575,099
       295,320    Cubist Pharmaceuticals, Inc.* ............           9,487,155
       238,375    Priority Healthcare Corp.* ...............          13,200,016

                                                                      38,262,270

Medical - Outpatient and Home Medical Care - 0.6%
       901,270    Apria Healthcare Group, Inc.* ............          12,561,451

Motorcycle and Motor Scooter Manufacturing - 0.1%
       794,517    Ducati Motor Holding S.p.A.* .............           2,099,613

Multimedia - 0.1%
        85,655    Ackerley Group, Inc. .....................           1,113,515

Music/Clubs - 2.1%
     2,604,200    Corporacion Interamericana de
                    Entretenimiento S.A. - Class B* ........          10,678,829
       886,410    SFX Entertainment, Inc.* .................          36,896,816

                                                                      47,575,645

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  55

Janus | Venture Fund (closed to new investors)

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Network Software - 0.3%
       317,220    OTG Software, Inc.* ......................    $      6,978,840

Networking Products - 0.3%
       112,320    Emulex Corp.* ............................           5,096,520
        45,815    JNI Corp.* ...............................           1,829,737

                                                                       6,926,257

Oil - Field Services - 0.3%
       233,805    Core Laboratories N.V.* ..................           6,634,217

Pharmacy Services - 0.7%
       519,685    Accredo Health, Inc.* ....................          14,616,141

Printing - Commercial - 1.4%
       896,007    Valassis Communications, Inc.* ...........          30,520,238

Professional Sports - 0.5%
       503,535    Championship Auto Racing Teams, Inc.* ....          10,196,584

Publishing - Periodicals - 0.5%
       715,475    Playboy Enterprises, Inc. - Class B* .....          11,537,034

Radio - 5.0%
       750,355    Citadel Communications Corp.* ............          29,310,742
       711,875    Cumulus Media, Inc. - Class A* ...........           9,343,359
       344,105    Entercom Communications Corp.* ...........          14,624,463
       601,665    Radio One, Inc.* .........................          34,896,570
       564,800    Radio Unica Corp.* .......................           5,436,200
       912,720    Spanish Broadcasting System, Inc. - Class A*        17,056,455

                                                                     110,667,789

Rental Auto/Equipment - 0.4%
       354,733    Rent-Way, Inc.* ..........................           9,200,887

Research and Development - 0.6%
       380,950    Aurora Biosciences Corp.*,ss.,+ ..........          13,395,154

Resorts and Theme Parks - 0.7%
       700,000    Premier Parks, Inc.* .....................          15,093,750

Retail - Computer Equipment - 1.5%
       781,907    Insight Enterprises, Inc.* ...............          32,693,486

Retail - Discount - 0.6%
       754,755    Ames Department Stores, Inc.* ............          13,538,418

Retail - Office Supplies - 0.8%
       958,820    School Specialty, Inc.*,# ................          17,858,023

Retail - Restaurants - 0.3%
       194,730    P.F. Chang's China Bistro, Inc.* .........           6,815,550

Satellite Telecommunications - 0.5%
       351,310    Adaptive Broadband Corp.* ................          11,417,575

Schools - 0.4%
       242,365    Career Education Corp.* ..................           9,164,427

Software Tools - 0.4%
       528,405    Broadbase Software, Inc.* ................           8,355,404

Telecommunication Equipment - 1.0%
       326,325    Natural MicroSystems Corp.* ..............          21,251,916

Telecommunication Services - 3.7%
       704,065    Adelphia Business Solutions, Inc.* .......          24,642,275
       434,145    CapRock Communications Corp.* ............          14,543,857
       496,402    CTC Communications Group, Inc.* ..........          16,753,567
       307,965    IDT Corp.* ...............................           9,739,393
        28,445    Metricom, Inc.* ..........................             798,238
       321,150    Net2000 Communications, Inc.* ............           4,736,962
       530,280    Pac-West Telecomm, Inc.* .................          11,334,735

                                                                      82,549,027

Telephone - Integrated - 1.2%
       700,000    Viatel, Inc.* ............................          26,775,000

Television - 0.4%
       401,610    Acme Communications, Inc.* ...............           9,237,030

Therapeutics - 2.3%
       189,340    Abgenix, Inc.* ...........................    $     16,957,764
       591,855    QLT PhotoTherapeutics, Inc.
                    - New York Shares*,** ..................          32,884,943

                                                                      49,842,707

Travel Services - 0.3%
       387,052    Pegasus Systems, Inc.* ...................           6,870,173

Wireless Telecommunications - 0.4%
       199,370    i3 Mobile, Inc.* .........................           3,738,187
       144,775    InterWAVE Communications
                    International, Ltd.* ..................            1,927,317
        78,915    Netro Corp.* .............................           3,403,209

                                                                       9,068,713
--------------------------------------------------------------------------------
Total Common Stocks (cost $1,327,604,801) ..................       1,915,748,731
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Computer Services - 0.3%
$    1,929,000    Globix Corp., 12.50%
                    senior notes, due 2/1/10+ ..............           1,697,520
     4,186,000    Splitrock Services, Inc., 11.75%
                    company guaranteed notes, due 7/15/08 ..           4,437,015
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $6,217,509) ....................           6,134,535
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 7.9%
                  Household Finance Corp.
    75,500,000      6.00%, 5/1/00 ..........................          75,500,000
                  UBS Financial, Inc.
   100,000,000      6.04%, 5/1/00 ..........................         100,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $175,500,000) ............................         175,500,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.0%
                  Federal Home Loan Bank System:
    70,000,000      5.89%, 6/30/00 .........................          69,293,000
    20,000,000      5.97%, 7/28/00 .........................          19,698,800
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $89,020,967) ..........          88,991,800
--------------------------------------------------------------------------------
Total Investments (total cost $1,598,343,277) - 98.9% ......       2,186,375,066
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%         23,613,504
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $  2,209,988,570
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Bermuda                                  0.1%                   $      1,927,317
Canada                                   3.6%                         77,529,324
Israel                                   0.1%                          2,936,670
Italy                                    0.1%                          2,099,613
Mexico                                   0.5%                         10,678,829
Netherlands                              1.6%                         35,659,217
United Kingdom                           0.9%                         20,017,102
United States++                         93.1%                      2,035,526,994
--------------------------------------------------------------------------------
Total                                  100.0%                   $  2,186,375,066

++Includes Short-Term Securities (81.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 9/22/00          23,000,000    $   15,591,106   $        256,536
--------------------------------------------------------------------------------
Total                                          $   15,591,106   $        256,536

See Notes to Schedules of Investments.

56  Janus Equity Funds / April 30, 2000

                                Janus | Worldwide Fund (closed to new investors)

                                                               [PHOTO]
                                                               Helen Young Hayes
                                                               portfolio manager

                                                               [PHOTO]
                                                               Laurence Chang
                                                               portfolio manager

Janus Worldwide Fund delivered impressive performance for the six-month period ended April 30, 2000, returning 37.08% while its benchmark, the Morgan Stanley Capital International World Index, rose 7.49%.(1) These results earned the Fund a top-quartile ranking for the 12-month period ended April 30, 2000, placing it 14th out of 260 global funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Despite our substantial gains, the environment for equities proved increasingly difficult. In the U.S., growing inflation concerns prompted the Federal Reserve to raise short-term interest rates by a quarter-point on three separate occasions. At the same time, European markets struggled with uneven economic growth and weakness in the euro currency, also fueling inflation fears. This spurred a series of interest rate hikes by the European Central Bank, attempting to contain inflation below the European Union's self-imposed 2% limit. Meanwhile, the emerging markets of Asia and Latin America fared better, bolstered by improving economic fundamentals. Japanese equity gains, however, belied a growing budget deficit and a continued lackluster economy.

Against this backdrop, what was a volatile market to begin with intensified dramatically. For much of the period, demand for a narrow group of technology, telecommunications and other "new economy" stocks drove a number of market indices to all-time highs. Beginning in March, a broad market sell-off took hold, brought on largely by profit-taking in valuation-stretched technology issues. Investors then redirected their attention to undervalued so-called "old economy" companies, at times signaling a shift in market leadership. In reality, though, the markets seemed to have no clear direction, experiencing abrupt swings on a daily basis.

Macroeconomic and market events aside, we stood by our strategy of identifying individual companies that combine strong franchises, compelling products and visionary management. In particular, we continued to pursue opportunities that can transcend short-term fluctuations, such as wireless communications. In this arena, Japan's NTT DoCoMo remained one of our favorites. Rapid subscriber growth played a major role in the company's gains, which were heightened by the success of its i-Mode wireless data service. Even so, recent service disruptions caused by an overtaxed infrastructure caught our attention, and we are monitoring the situation closely. Nonetheless, we are confident DoCoMo is taking appropriate steps to alleviate the problem, and we continue to view the company favorably.

The boom in the Internet has also created opportunities for companies providing the basic networking infrastructure. Canada's JDS Uniphase and Nortel Networks, both leaders in photonics technology, are employing dense wave division multiplexing to increase the carrying capacity of existing fiber-optic lines. And as the demand for bandwidth increases exponentially, related in part to the growth of e-commerce, the need for secure transactions rises in tandem. Our position in Israel's Check Point Software Technologies, a dominant force in e-security solutions and firewall software, benefited from these developments.

Another strong performer was U.S. media conglomerate Time Warner, which advanced on news of its

(continued on next page)

Portfolio Profile                              April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Equities                                                86.1%              92.0%
  Foreign                                               58.3%              61.4%
    European                                            30.9%              35.0%
Top 10 Equities (% of Assets)                           34.0%              35.2%
Number of Stocks                                          141                112
Cash, Cash Equivalents &
  Fixed-Income Securities                               13.9%               8.0%
--------------------------------------------------------------------------------
Top 5 Industries                               April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Cellular Telecommunications                             13.3%              13.0%
Telecommunication Equipment                             10.9%               9.3%
Networking Products                                      5.1%               5.1%
Telephone - Integrated                                   4.5%               3.5%
Telecommunication Services                               4.5%               3.5%
--------------------------------------------------------------------------------
Top 5 Countries                                April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
United States                                           28.2%              30.5%
Japan                                                   12.2%              15.7%
United Kingdom                                           9.2%               7.5%
Finland                                                  6.9%               5.9%
Hong Kong                                                4.6%               2.4%
--------------------------------------------------------------------------------
Top 10 Equity Holdings                         April 30, 2000   October 31, 1999
--------------------------------------------------------------------------------
Nokia Oyj                                                6.6%               5.4%
Cisco Systems, Inc.                                      4.6%               5.1%
NTT DoCoMo, Inc.                                         4.4%               6.7%
Vodafone AirTouch PLC                                    4.4%               2.0%
China Telecom, Ltd.                                      4.1%               2.4%
Time Warner, Inc.                                        2.4%               2.6%
Koninklijke (Royal) Philips Electronics N.V              2.1%               2.2%
Telefonaktiebolaget L.M. Ericsson A.B                    2.0%               1.6%
Telefonos de Mexico S.A. (ADR)                           1.7%               1.1%
Sony Corp.                                               1.7%               1.0%
--------------------------------------------------------------------------------

(1) Both returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. defines a global fund as one that "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." As of April 30, 2000, Janus Worldwide Fund ranked 2/102 for the 5-year period. The ranking is based on total return, including reinvested dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                         Janus Equity Funds / April 30, 2000  57
anticipated merger with top Internet services provider and Fund holding America Online (AOL). While the announcement saw AOL decline modestly, we believe the union will create the model media company, combining Time Warner's vast content library with AOL's sizable subscriber base.

Although we were pleased with the Fund's performance as a whole, a few of our holdings fell short of expectations. Consumer electronics giant Sony retreated following reports of technical glitches in its new PlayStation2 video-game console. Sony's dominance in the game console business, however, remains a competitive advantage. Consequently, we have maintained our position.

Another stock that faltered was Comcast, the U.S.-based cable operator. Investors have yet to see whether new value-added services, such as high-speed Internet access and video-on-demand, will drive future earnings and cash flow growth. We believe they will, and, as a result, continue to hold this fundamentally sound company.

Going forward, we remain generally optimistic regarding the future of the global economy. Prospects for Asia and emerging markets appear increasingly brighter. In the near term, however, lingering economic uncertainty, particularly with regard to nascent inflationary pressures and the interest rate environment globally, will likely lead to further volatility. The same goes for the U.S., currently under the threat of additional interest rate hikes. In anticipation of this bumpy period, we have let our cash position build slightly, allowing us to revisit companies that provide compelling buying opportunities. Still, we remain focused on the fundamentals of individual companies, carefully watching valuation levels and investing in businesses we believe can generate strong results in any economic environment.

In closing, we would like to thank you for your investment and confidence in Janus Worldwide Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Worldwide Fund ($71,615) as compared to the Morgan Stanley Capital International World Index ($31,144).

Average Annual Total Return
for the periods ended April 30, 2000
One Year, 57.12%
Five Year, 31.26%
Since 5/15/91*, 24.56%

Janus Worldwide Fund - $71,615

Morgan Stanley Capital
International World Index - $31,144

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund's returns may have been positively impacted by buying technology companies in a period favorable for these stocks.

The performance figures above reflect the exceptional performance of the stock market in 1999. Investors should maintain realistic expectations for future performance and, most importantly, should note that the recent market volatility is not reflected in these figures.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 84.7%
Agricultural Biotechnology - 0.5%
     4,093,060    Pharmacia Corp. ..........................    $    204,397,184

Apparel Manufacturers - 0.1%
       386,695    Gucci Group N.V. - New York Shares** .....          33,884,149

Applications Software - 0.4%
     1,079,090    Microsoft Corp.* .........................          75,266,528
     6,963,902    Sage Group PLC** .........................          77,198,326

                                                                     152,464,854

Audio and Video Products - 1.7%
     6,344,800    Sony Corp.** .............................         731,223,580

Broadcast Services and Programming - 2.9%
     9,928,540    AT&T Corp./Liberty Media Group - Class A*          495,806,466
     2,636,600    Clear Channel Communications, Inc.* ......         189,835,200
     1,724,297    EM.TV & Merchandising A.G.** .............         136,700,261
     6,331,540    Grupo Televisa S.A. (GDR)* ...............         401,657,069

                                                                   1,223,998,996

Cable Television - 2.0%
     8,307,790    Comcast Corp. - Special Class A ..........    $    332,830,837
     3,807,495    Globo Cabo S.A. (ADR) ....................          64,251,478
       641,241    Le Groupe Videotron ltee.** ..............          15,407,175
     5,046,697    Rogers Communications, Inc. - Class B*,**          131,305,631
     1,123,870    Rogers Communications, Inc. - Class B
                    New York Shares*,** ....................          29,220,620
    36,232,392    Telewest Communications PLC*,** ..........         221,257,880
     1,684,540    United Pan-Europe Communications N.V.
                    - Class A*,** ..........................          61,447,602

                                                                     855,721,223

Cellular Telecommunications - 13.3%
    27,910,000    China Telecom, Ltd.*,** ..................         201,558,727
    10,268,955    China Telecom, Ltd. (ADR)*,** ............       1,506,327,337
       932,733    Egyptian Mobile Service Co.* .............          35,559,489
       680,850    Nextel Communications, Inc. - Class A* ...          74,510,522
        55,786    NTT DoCoMo, Inc.** .......................       1,863,463,728
    11,185,818    Telecom Italia Mobile S.p.A.** ...........         107,078,388
   332,886,294    Vodafone AirTouch PLC** ..................       1,531,294,246
     6,709,695    Vodafone AirTouch PLC (ADR)** ............         315,355,665

                                                                   5,635,148,102

See Notes to Schedules of Investments.

58  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Commercial Banks - 0.5%
     2,211,149    Bipop - Carire S.p.A.** ..................    $    201,430,726

Commercial Services - 0.3%
     2,158,492    Paychex, Inc. ............................         113,590,641

Computer Data Security - 1.3%
     2,730,225    Check Point Software Technologies, Ltd.* .         472,328,925
       552,420    VeriSign, Inc.* ..........................          76,993,538

                                                                     549,322,463

Computer Services - 1.7%
       781,340    Atos S.A.*,** ............................          84,656,426
       821,706    Cap Gemini S.A.** ........................         161,736,569
     4,128,400    Getronics N.V.**,# .......................         246,787,766
     6,900,638    Logica PLC** .............................         208,943,590
       210,785    MarchFirst, Inc* .........................           4,492,355

                                                                     706,616,706

Computers - Integrated Systems - 1.1%
     1,557,605    ASM Lithography Holding N.V.*,** .........          61,032,872
       972,795    ASM Lithography Holding N.V. (ADR)*,** ...          38,911,800
    23,469,000    Dimension Data Holdings, Ltd. ............         154,053,557
     4,830,800    Fujitsu, Ltd.** ..........................         136,782,017
     5,764,623    SEMA Group PLC** .........................          93,091,375

                                                                     483,871,621

Computers - Memory Devices - 1.4%
     3,420,330    EMC Corp.* ...............................         475,212,099
       907,177    VERITAS Software Corp.* ..................          97,308,908

                                                                     572,521,007

Computers - Micro - 1.1%
    35,080,000    Legend Holdings, Ltd.** ..................          40,759,365
     4,479,470    Sun Microsystems, Inc.* ..................         411,831,273

                                                                     452,590,638

Data Processing and Management - 0.1%
       235,117    Autonomy Corp. PLC*,** ...................          31,270,561

Diversified Operations - 1.7%
    42,720,000    Citic Pacific, Ltd.** ....................         195,802,713
     2,776,470    General Electric Co. .....................         436,599,908
    13,110,934    Hays PLC** ...............................          90,526,804

                                                                     722,929,425

E-Commerce - 0.3%
     2,589,135    Amazon.com, Inc.* ........................         142,887,888

Electric Products - 0.5%
       743,010    Samsung Electronics** ....................         200,865,160

Electronic Components - 4.1%
       260,302    Celestica, Inc.*,** ......................          14,037,056
     4,393,100    Celestica, Inc. - New York Shares*,** ....         239,698,519
    12,102,652    Koninklijke (Royal) Philips Electronics
                    N.V.** .................................         541,171,132
     7,295,583    Koninklijke (Royal) Philips Electronics
                    N.V. - New York Shares** ...............         325,565,391
     1,528,000    Murata Manufacturing Company, Ltd.** .....         296,914,337
    11,325,000    NEC Corp.** ..............................         308,087,487

                                                                   1,725,473,922

Electronic Components - Semiconductors - 2.0%
       989,490    Applied Materials, Inc.* .................         100,742,451
       208,800    Rohm Company, Ltd.** .....................          69,940,315
     1,705,329    STMicroelectronics N.V.** ................         326,180,981
        48,750    STMicroelectronics N.V. - New York Shares**          9,247,266
     2,159,490    Texas Instruments, Inc. ..................         351,726,934

                                                                     857,837,947

Enterprise Software and Services - 0.6%
     3,129,680    BEA Systems, Inc.* .......................    $    151,007,060
       821,470    i2 Technologies, Inc.* ...................         106,174,997

                                                                     257,182,057

Fiber Optics - 1.9%
     1,748,875    Corning, Inc. ............................         345,402,812
       244,330    E-Tek Dynamics, Inc.* ....................          50,026,567
     3,766,790    JDS Uniphase Corp.* ......................         390,569,038

                                                                     785,998,417

Finance - Credit Card - 0.7%
     1,900,940    American Express Co. .....................         285,259,809

Food - Catering - 0.4%
    13,011,095    Compass Group PLC** ......................         185,477,427

Human Resources - 0.3%
     5,357,670    Capita Group PLC** .......................         138,079,243

Instruments - Scientific - 0.2%
     1,506,090    PE Corp./PE Biosystems Group .............          90,365,400

Internet Content - 1.1%
     1,764,000    Softbank Corp.** .........................         435,267,091
     1,182,406    World Online International N.V.*,** ......          15,946,536

                                                                     451,213,627

Internet Software - 1.1%
     3,916,515    America Online, Inc.* ....................         234,256,553
       239,333    Intershop Communications A.G.*,** ........         106,538,155
     1,324,285    Phone.com, Inc.* .........................         111,239,940

                                                                     452,034,648

Life and Health Insurance - 0.8%
    21,737,558    Prudential PLC** .........................         336,544,099

Machinery - Electrical - 0%
        83,893    Schneider Electric S.A.** ................           6,040,296

Medical - Biomedical and Genetic - 0.5%
       910,325    Genentech, Inc.* .........................         106,508,025
       126,680    Incyte Pharmaceuticals, Inc.* ............           9,754,360
       498,785    Incyte Pharmaceuticals, Inc.*,ss.,+ ......          36,006,042
       610,905    PE Corp./Celera Genomics Group ...........          50,399,663

                                                                     202,668,090

Medical - Drugs - 3.6%
     4,863,139    AstraZeneca Group PLC** ..................         204,628,595
        68,710    AstraZeneca Group PLC (ADR)** ............           2,894,409
     9,336,945    Pfizer, Inc. .............................         393,318,808
     2,106,285    Schering-Plough Corp. ....................          84,909,614
     1,749,800    Sepracor, Inc.* ..........................         160,981,600
     5,896,000    Takeda Chemical Industries, Ltd.** .......         387,896,262
     1,740,314    Warner-Lambert Co. .......................         198,069,487
     1,678,000    Yamanouchi Pharmaceutical Company, Ltd.**           88,657,725

                                                                   1,521,356,500

Medical Instruments - 0.7%
     5,797,115    Medtronic, Inc. ..........................         301,087,660

Medical Products - 0.8%
     4,292,565    Johnson & Johnson ........................         354,136,612

Metal Processors and Fabricators - 1.0%
    20,944,224    Assa Abloy A.B. - Class B# ...............         425,775,968

Money Center Banks - 1.1%
    20,544,460    Banco Bilbao Vizcaya Argentaria S.A.** ...         280,817,396
    19,458,000    Fuji Bank, Ltd.** ........................         162,042,609

                                                                     442,860,005

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  59

Janus | Worldwide Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Multimedia - 3.0%
       780,170    News Corporation, Ltd. (ADR) .............    $     40,129,994
    11,287,920    Time Warner, Inc. ........................       1,015,207,305
     4,168,870    Viacom, Inc. - Class B* ..................         226,682,306

                                                                   1,282,019,605

Networking Products - 5.1%
     3,686,155    3Com Corp.* ..............................         145,372,738
    27,860,627    Cisco Systems, Inc.* .....................       1,931,525,031
     2,244,510    Newbridge Networks Corp. .................
                   - New York Shares*,** ...................          80,381,514

                                                                   2,157,279,283

Oil Companies - Integrated - 2.0%
    10,311,215    Petroleo Brasileiro S.A. (ADR) ...........         244,287,119
     3,836,230    Total Fina Elf S.A.** ....................         583,443,750

                                                                     827,730,869

Petrochemicals - 0.6%
    26,444,682    Reliance Industries, Ltd. ................         210,134,565
     1,941,773    Reliance Industries, Ltd. (GDR)+ .........          49,806,477

                                                                     259,941,042

Pipelines - 0.5%
     2,941,290    Enron Corp. ..............................         204,971,147

Property and Casualty Insurance - 0.2%
     8,437,000    Tokio Marine & Fire Insurance
                    Company, Ltd.** ........................          82,284,338

Radio - 0.2%
     1,015,290    AMFM, Inc.* ..............................          67,389,874
       760,400    Infinity Broadcasting Corp. - Class A* ...          25,806,075

                                                                      93,195,949

Retail - Diversified - 0.2%
       968,000    Ito-Yokado Company, Ltd.** ...............          70,670,942

Retail - Office Supplies - 0.2%
     3,466,890    Staples, Inc.* ...........................          66,087,591

Security Services - 1.0%
    16,195,965    Securitas A.B. - Class B .................         419,701,284

Telecommunication Equipment - 10.9%
       639,264    Alcatel S.A.** ...........................         148,545,140
     1,773,930    Comverse Technology, Inc.* ...............         158,212,382
    26,906,110    Nokia Oyj** ..............................       1,547,099,659
    21,640,364    Nokia Oyj (ADR)** ........................       1,230,795,702
     5,198,660    Nortel Networks Corp. - New York Shares**          588,748,245
       678,725    QUALCOMM, Inc.* ..........................          73,599,242
     3,882,194    Telefonaktiebolaget L.M. Ericsson A.B. (ADR)       343,331,532
     5,699,986    Telefonaktiebolaget L.M. Ericsson A.B ....
                    - Class B ..............................         507,431,699

                                                                   4,597,763,601

Telecommunication Services - 4.5%
     5,984,930    Amdocs, Ltd.* ............................         405,104,949
       940,498    Carrier 1 International S.A.* ............          77,561,192
     8,467,514    COLT Telecom Group PLC*,**,+ .............         361,591,569
       347,860    Dacom Corp.** ............................          50,468,346
     1,055,500    Energis PLC*,** ..........................          52,340,674
     4,299,910    Infonet Services Corp. - Class B* ........          72,560,981
     1,011,645    Korea Telecom Corp. (ADR)*,** ............          34,901,753
     1,540,205    Level 3 Communications, Inc.* ............         137,078,245
     2,746,678    NTL, Inc.* ...............................         210,120,867
         7,589    NTT Data Corp.** .........................         101,119,651
        54,500    SK Telecom Company, Ltd.** ...............          14,487,959
     8,320,060    SK Telecom Company, Ltd. (ADR)** .........         266,761,924
     1,693,771    Sonera Oyj** .............................          93,378,756

                                                                   1,877,476,866

Telephone - Integrated - 3.7%
         9,528    Nippon Telegraph & Telephone Corp.** .....    $    118,139,483
    30,673,912    Telefonica S.A.*,** ......................         684,255,975
       670,234    Telefonica S.A. (ADR)*,** ................          44,403,003
    12,484,000    Telefonos de Mexico S.A. (ADR) ...........         734,215,250

                                                                   1,581,013,711

Telephone - Local - 0%
       359,041    Tele Norte Leste Participacoes S.A. (ADR)            6,395,418

Television - 0.2%
       504,292    Canal Plus S.A.** ........................          97,421,757

Wire and Cable Products - 0.6%
    16,878,000    Furukawa Electric Company, Ltd.** ........         234,105,240
--------------------------------------------------------------------------------
Total Common Stock (cost $21,972,849,072) ..................      35,692,185,294
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Cable Television - 0.1%
                  United Pan-Europe Communications N.V.:
$   37,986,000      11.25%, senior notes, due 2/1/10**,+ ...          35,326,980
    20,959,000      11.50%, senior notes, due 2/1/10**,+ ...          19,282,280
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $58,513,412) ...................          54,609,260
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.2%
        37,477    Porsche A.G.** ...........................          93,232,104

Enterprise Software and Services - 0.2%
       138,496    SAP A.G.** ...............................          81,654,388

Multimedia - 0.2%
     1,463,550    News Corporation, Ltd. (ADR) .............          64,396,200

Telephone - Integrated - 0.8%
     3,066,295    Telecomunicacoes Brasileiras S.A. (ADR) ..         362,397,740
--------------------------------------------------------------------------------
Total Preferred Stock (cost $524,410,546) ..................         601,680,432
--------------------------------------------------------------------------------
Money Market - 0.2%
                  Janus Government Money Market Fund
$   85,400,000      6.00% (cost $85,400,000) ...............          85,400,000
--------------------------------------------------------------------------------
Repurchase Agreements - 0.5%
   200,000,000    Duetsche Bank Securities, Inc., 6.11% dated
                    4/28/00, maturing 5/1/00, to be
                    repurchased at $200,101,833
                    collateralized by $276,463,364 in Fannie
                    Mae, 0%- 9.50%, 5/17/00-5/15/29;
                    $3,448,242 in Federal Farm Credit Bank,
                    5.75%-6.72%, 10/10/00-10/11/07;
                    $31,725,213 in Federal Home Loan Bank
                    System, 0%- 7.715%, 5/12/00-11/18/13;
                    $200,087,004 in Freddie Mac, 0%-12.693%,
                    5/4/00- 9/15/29; $59,641,221 in Ginnie
                    Mae, 1.1825%-9.00%, 1/15/09-4/15/30;
                    $287,933 in Sallie Mae, 0%-6.55%,
                    7/20/00-12/2/13; $1,489,307 in Tennesse
                    Valley Authority, 5.00%, 12/18/03;
                    $60,801,518 in Vendee Mortgage Trust,
                    0.4691%-6.75%, 6/15/23; with respective
                    values of $78,517,637, $3,430,717,
                    $31,002,895, $51,114,482, $32,757,474,
                    $282,728, $1,414,091 and $5,480,102
                    (cost $200,000,000) ....................         200,000,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

60  Janus Equity Funds / April 30, 2000

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                        Market Value
================================================================================
Short-Term Corporate Notes - 3.3%
                  DaimlerChrysler N.A.
$  100,000,000      6.07%, 6/2/00 ..........................    $     99,460,444
                  Deutsche Bank A.G.:
   100,000,000      5.89%, 5/8/00 ..........................          99,885,472
    50,000,000      6.03%, 5/11/00 .........................          49,916,250
    50,000,000      6.03%, 5/17/00 .........................          49,866,000
   200,000,000      6.00%, 5/18/00 .........................         199,433,333
                  J.P. Morgan Securities
   350,000,000      5.90%, 5/8/00 ..........................         349,598,472
                  Societe Generale, New York
   550,000,000      5.9375%, 5/1/00 ........................         550,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $1,398,159,971) ..........................       1,398,159,971
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.9%
                  Fannie Mae:
   100,000,000      5.99%, 7/18/00 .........................          98,665,000
   325,000,000      5.88%-5.94%, 8/24/00 ...................         318,509,750
    75,000,000      5.95%, 9/7/00 ..........................          73,317,000
    50,000,000      6.07%, 9/11/00 .........................          48,843,500
   150,000,000      6.04%, 9/14/00 .........................         146,452,500
                  Federal Farm Credit Bank
    50,000,000      6.10%, 10/20/00 ........................          48,499,500
                  Federal Home Loan Bank System:
    50,000,000      5.68%, 5/31/00 .........................          49,763,333
   100,000,000      5.80%, 6/7/00 ..........................          99,403,889
   200,000,000      5.90%, 6/20/00 .........................         198,379,167
   150,000,000      5.89%-5.94%, 6/30/00 ...................         148,485,000
   100,000,000      5.95%, 7/10/00 .........................          98,802,000
   100,000,000      5.81%, 7/14/00 .........................          98,733,000
    50,000,000      5.93%, 7/17/00 .........................          49,341,000
   250,000,000      5.98%, 7/21/00 .........................         246,535,000
   100,000,000      5.98%, 7/25/00 .........................          98,545,000
   100,000,000      5.85%, 7/28/00 .........................          98,494,000
   100,000,000      5.86%, 7/31/00 .........................          98,442,000
    75,000,000      5.97%, 8/10/00 .........................          73,684,500
    75,000,000      5.87%, 8/11/00 .........................          73,671,750
    50,000,000      5.87%, 8/18/00 .........................          49,053,500
   100,000,000      5.87%, 8/23/00 .........................          98,020,000
    50,000,000      5.98%, 8/30/00 .........................          48,949,500
   100,000,000      6.01%, 9/1/00 ..........................          97,861,000
    50,000,000      5.94%, 9/6/00 ..........................          48,887,000
    50,000,000      5.97%, 9/7/00 ..........................          48,878,000
    75,000,000      5.89%, 9/8/00 ..........................          73,304,250
   100,000,000      5.94%, 9/13/00 .........................          97,652,000
    50,000,000      6.06%, 9/20/00 .........................          48,765,000
   150,000,000      6.04%, 10/19/00 ........................         145,525,500
   100,000,000      6.06%, 10/23/00 ........................          96,947,000
   100,000,000      5.99%, 11/24/00 ........................          96,417,000
    25,000,000      5.97%, 12/4/00 .........................          24,047,500
    75,000,000      5.98%, 12/8/00 .........................          72,090,000
   100,000,000      6.00%, 12/12/00 ........................          96,050,000
                  Freddie Mac:
   100,000,000      5.78%, 5/25/00 .........................          99,614,667
   150,000,000      6.025%, 9/14/00 ........................         146,452,500
    50,000,000      6.05%, 10/6/00 .........................          48,621,500
   100,000,000      6.09%, 10/12/00 ........................          97,125,000
    30,000,000      6.24%, 4/26/01 .........................          28,103,700
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $3,732,053,140) .......       3,728,931,506
--------------------------------------------------------------------------------
Total Investments (total cost $27,971,386,141) - 99.1% .....      41,760,966,463
--------------------------------------------------------------------------------
Cash, Receivables and other Assets, net of Liabilities - 0.9%        393,691,884
--------------------------------------------------------------------------------
Net Assets - 100% ..........................................    $ 42,154,658,347
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2000

Country            % of Investment Securities                       Market Value
--------------------------------------------------------------------------------
Australia                                0.3%                   $    104,526,194
Brazil                                   1.6%                        677,331,755
Canada                                   2.6%                      1,098,798,760
Egypt                                    0.1%                         35,559,489
Finland                                  6.9%                      2,871,274,117
France                                   3.4%                      1,417,272,185
Germany                                  1.0%                        418,124,908
Hong Kong                                4.6%                      1,944,448,142
India                                    0.6%                        259,941,042
Israel                                   1.1%                        472,328,925
Italy                                    0.7%                        308,509,114
Japan                                   12.2%                      5,086,594,805
Mexico                                   2.7%                      1,135,872,319
Netherlands                              3.3%                      1,379,356,508
South Africa                             0.4%                        154,053,557
South Korea                              1.4%                        567,485,142
Spain                                    2.4%                      1,009,476,374
Sweden                                   4.1%                      1,696,240,483
Switzerland                              0.2%                         77,561,192
United Kingdom                           9.2%                      3,850,494,463
United States++                         41.2%                     17,195,716,989
--------------------------------------------------------------------------------
Total                                  100.0%                   $ 41,760,966,463

++Includes Short-Term Securities (28.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2000

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 6/9/00            426,550,000    $  662,645,426   $     18,328,410
British Pound 9/8/00            319,450,000       496,904,475          8,260,815
British Pound 9/22/00           124,400,000       193,541,520          4,630,790
British Pound 9/29/00           191,200,000       297,507,200          6,041,920
British Pound 10/5/00               800,000         1,244,960             21,120
Canadian Dollar 5/18/00          26,700,000        18,039,322            386,776
Canadian Dollar 9/22/00          51,300,000        34,774,946            572,187
Euro 5/18/00                    553,000,000       503,451,200         53,855,011
Euro 6/2/00                     250,600,000       228,396,840         34,231,960
Euro 6/9/00                       7,300,000         6,656,870            498,480
Euro 9/8/00                   1,252,000,000     1,148,710,000         52,181,392
Euro 9/22/00                    187,000,000       171,740,800          8,716,070
Euro 9/29/00                    780,100,000       716,755,880         38,653,952
Euro 10/5/00                    603,350,000       554,599,320         25,220,030
Hong Kong Dollar 3/16/01      2,815,500,000       361,193,072            226,390
Hong Kong Dollar 5/7/01       5,982,300,000       767,404,272        (6,192,248)
Hong Kong Dollar 5/10/01      5,133,000,000       658,456,802        (2,196,843)
Japanese Yen 5/18/00         32,490,000,000       301,503,900          8,890,020
Japanese Yen 6/2/00          12,000,000,000       111,674,862          5,170,318
Japanese Yen 9/1/00          78,000,000,000       738,250,460        (1,573,684)
Japanese Yen 9/8/00         102,640,000,000       972,755,455         22,064,841
Japanese Yen 9/22/00          6,700,000,000        63,667,878          1,916,804
Japanese Yen 9/29/00         11,900,000,000       113,232,933          2,638,538
Japanese Yen 10/5/00         21,050,000,000       200,528,519          7,475,434
South Korean Won 7/16/01     15,500,000,000        13,932,584          (994,354)
--------------------------------------------------------------------------------
Total                                          $9,337,569,496   $    289,024,129

See Notes to Schedules of Investments.

                                         Janus Equity Funds / April 30, 2000  61

Statements of | Operations

                                                                                                              Janus         Janus
                                                                                  Janus         Janus         Equity     Global Life
For the six months or period ended April 30, 2000, (unaudited)      Janus        Balanced     Enterprise      Income       Sciences
(all numbers in thousands)                                           Fund          Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                      $    58,605   $    60,895   $     9,571   $     4,908   $    12,391
   Dividends                                                          71,743         6,035         1,147         2,693         1,334
   Foreign tax withheld                                              (1,715)          (92)            --          (54)           (9)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     128,633        66,838        10,718         7,547        13,716
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                     139,556        11,807        19,148         3,249         7,007
   Transfer agent fees and expenses                                   37,719         3,296         5,464         1,092         2,416
   Registration fees                                                   2,234           254         1,837           166         1,313
   Postage and mailing expenses                                        1,241            74           157            57           113
   Custodian fees                                                      1,670           167           162            67            96
   Printing expenses                                                   1,829           134           312           110           222
   Audit fees                                                             25             5             5             5            10
   Trustees' fees and expenses                                            70             8             2             3             3
   Other expenses                                                        166            42            16            12            10
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                       184,510        15,787        27,103         4,761        11,190
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                              (2,594)         (260)         (706)          (88)         (403)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                         181,916        15,527        26,397         4,673        10,787
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                        (53,283)        51,311      (15,679)         2,874         2,929
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions           4,167,744       225,647       291,791        80,694     (553,666)
   Net realized gain/(loss) from foreign currency transactions        16,889           828           (2)           223           894
   Change in net unrealized appreciation
      or depreciation of investments and foreign currency          3,612,863        22,679        35,066        33,729     (134,031)
------------------------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                     7,797,496       249,154       326,855       114,646     (686,803)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations  $ 7,744,213   $   300,465   $   311,176   $   117,520   $ (683,874)
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period from February 29, 2000 (inception) to April 30, 2000.

See Notes to Financial Statements.

62  Janus Equity Funds / April 30, 2000

    Janus        Janus                                                 Janus         Janus
   Global       Growth         Janus        Janus         Janus       Special      Strategic     Janus        Janus        Janus
 Technology   and Income      Mercury      Olympus       Overseas    Situations      Value       Twenty      Venture     Worldwide
    Fund         Fund           Fund         Fund          Fund         Fund        Fund(1)       Fund         Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
$    39,120   $    31,712   $    38,341   $    35,357   $    23,546   $      763   $   4,273   $    98,020   $   5,056   $   108,852

      4,824        13,668        17,734         4,030        18,599        1,264       1,419        39,419         409        66,246
      (364)         (248)         (940)         (213)       (1,698)           --          --       (2,325)        (23)       (5,360)
------------------------------------------------------------------------------------------------------------------------------------
     43,580        45,132        55,135        39,174        40,447        2,027       5,692       135,114       5,442       169,738
------------------------------------------------------------------------------------------------------------------------------------

     27,674        25,487        47,548        22,297        30,596        5,052       2,528       113,828       9,079       116,964
      8,724         7,774        14,390         7,061         7,894        1,820         903        32,548       2,500        31,772
      1,874           812         1,818         1,218           755          177         730           167         129         2,949
        526           291           661           308           116          108         141           852          18           645
        527           290           635           268         2,453           67          42         1,333         102         6,556
        849           552         1,369           627           228          179         163         1,390         292           941
         18             9             9             8            12            3           4            12          13            15
         11            15            30            14            14            2           2            71           4            53
         18            33            32            20            41           16           2            91          19           106
------------------------------------------------------------------------------------------------------------------------------------
     40,221        35,263        66,492        31,821        42,109        7,424       4,515       150,292      12,156       160,001
------------------------------------------------------------------------------------------------------------------------------------
      (617)         (626)         (971)         (645)         (560)        (110)        (75)       (1,241)        (86)       (2,549)
------------------------------------------------------------------------------------------------------------------------------------
     39,604        34,637        65,521        31,176        41,549        7,314       4,440       149,051      12,070       157,452
------------------------------------------------------------------------------------------------------------------------------------
      3,976        10,495      (10,386)         7,998       (1,102)      (5,287)       1,252      (13,937)     (6,628)        12,286
------------------------------------------------------------------------------------------------------------------------------------

    114,068       219,819     2,068,368       249,840       988,949       70,372      12,945     1,096,604     581,790     2,925,866
      2,008        21,818       112,077        28,532        72,524        (692)          --             4        (52)       226,323

  2,153,400     1,046,573     1,248,310     1,050,335     1,878,174      255,584     223,888     5,021,173   (257,452)     5,926,158
------------------------------------------------------------------------------------------------------------------------------------
  2,269,476     1,288,210     3,428,755     1,328,707     2,939,647      325,264     236,833     6,117,781     324,286     9,078,347
------------------------------------------------------------------------------------------------------------------------------------
$ 2,273,452   $ 1,298,705   $ 3,418,369   $ 1,336,705   $ 2,938,545   $  319,977   $ 238,085   $ 6,103,844   $ 317,658   $ 9,090,633
------------------------------------------------------------------------------------------------------------------------------------

                                         Janus Equity Funds / April 30, 2000  63

Statements of | Assets & Liabilities

                                                                                             Janus           Janus
As of April 30, 2000, (unaudited)                             Janus          Janus           Equity          Global
(all numbers in thousands except             Janus          Balanced       Enterprise        Income      Life Sciences
 net asset value per share)                   Fund             Fund           Fund            Fund            Fund
----------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                       $ 30,439,057    $  3,787,548    $  6,876,656    $    885,778    $  3,271,115

Investments at value                      $ 47,235,979    $  4,174,157    $  7,678,468    $  1,074,205    $  3,178,198
   Cash                                          1,528              --           1,646              --             664
   Receivables:
      Investments sold                         303,178          55,356          54,589          19,268          79,960
      Fund shares sold                          66,262          16,926          45,068           5,393          12,609
      Dividends                                 20,377           1,133             648             527             815
      Interest                                   5,448          35,560             810           1,786              --
   Other assets                                     88               2               3               1              --
   Forward currency contracts                   14,172             641              --             228           1,417
----------------------------------------------------------------------------------------------------------------------
Total Assets                                47,647,032       4,283,775       7,781,232       1,101,408       3,273,663
----------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Due to custodian                              --           1,611              --           5,933              --
      Investments purchased                    612,535          76,064          68,012          11,303             741
      Fund shares repurchased                   52,888           6,402          14,553             943          10,841
      Advisory fees                             24,453           2,199           4,014             563           1,778
      Transfer agent fees and expenses           6,415             570             978             191             664
   Accrued expenses                              4,003             404           1,690             217           1,189
   Forward currency contracts                       --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Liabilities                              700,294          87,250          89,247          19,150          15,213
----------------------------------------------------------------------------------------------------------------------
Net Assets                                $ 46,946,738    $  4,196,525    $  7,691,985    $  1,082,258    $  3,258,450
Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)             1,018,269         179,540         102,956          42,969         189,357

----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                 $      46.10    $      23.37    $      74.71    $      25.19    $      17.21
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

64  Janus Equity Funds / April 30, 2000

   Janus        Janus                                              Janus         Janus
  Global       Growth        Janus        Janus       Janus       Special      Strategic     Janus         Janus        Janus
Technology   and Income     Mercury      Olympus     Overseas    Situations      Value       Twenty       Venture     Worldwide
   Fund         Fund         Fund         Fund         Fund         Fund         Fund         Fund          Fund         Fund
--------------------------------------------------------------------------------------------------------------------------------

$ 6,576,418  $ 6,223,014  $13,888,789  $ 6,137,735  $ 6,730,998  $ 1,295,463  $ 2,708,866  $19,619,893  $ 1,598,343  $27,971,386

$ 9,708,955  $ 9,051,895  $17,427,018  $ 8,473,643  $10,435,710  $ 1,833,378  $ 2,932,754  $35,347,371  $ 2,186,375  $41,760,966
        685          877        1,012          998           --        2,535          557        2,091        1,604          538

     51,824       13,753       45,661       59,777      198,603        3,078       13,601       99,286       46,236      325,640
     25,044       28,541       66,568       35,558       95,599       11,086       17,253       45,785          906      154,620
      1,757        2,263          746          765       10,664          131        1,280        1,584           57       40,909
     12,907        7,071          185        4,888          692           --           --       11,458          203        2,549
          3            8          177          120            5            1           --           60           18           34
      6,194       15,664       65,574       19,927       95,118           --           --           --          257      289,024
--------------------------------------------------------------------------------------------------------------------------------
  9,807,369    9,120,072   17,606,941    8,595,676   10,836,391    1,850,209    2,965,445   35,507,635    2,235,656   42,574,280
--------------------------------------------------------------------------------------------------------------------------------


         --           --           --           --          844           --           --           --           --           --
      3,130       24,409       56,468       74,700       83,493       12,874       54,009       97,514       22,805      340,560
     14,727        5,179       17,029        6,307       42,330        1,431        7,072       18,965          940       46,517
      5,218        4,722        9,109        4,394        5,725          952        1,431       18,806        1,239       22,166
      1,659        1,285        2,525        1,279        1,432          321          434        5,283          384        5,972
      2,346        1,254        3,001        1,494        1,242          296          776        2,094          299        4,407
         --           --           --           --           --          589           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
     27,080       36,849       88,132       88,174      135,066       16,463       63,722      142,662       25,667      419,622
--------------------------------------------------------------------------------------------------------------------------------
$ 9,780,289  $ 9,083,223  $17,518,809  $ 8,507,502  $10,701,325  $ 1,833,746  $ 2,901,723  $35,364,973  $ 2,209,989  $42,154,658

    302,060      212,212      388,607      157,567      278,842       73,508      260,996      441,577       23,721      532,057

--------------------------------------------------------------------------------------------------------------------------------
$     32.38  $     42.80  $     45.08  $     53.99  $     38.38  $     24.95  $     11.12  $     80.09  $     93.17  $     79.23
--------------------------------------------------------------------------------------------------------------------------------

                                         Janus Equity Funds / April 30, 2000  65

Statements of | Changes in Net Assets

                                                                                                            Janus
For the six months  ended April 30,  2000,  (unaudited)                     Janus                          Balanced
and for the fiscal year ended October 31                                     Fund                            Fund
(all numbers in thousands)                                           2000            1999            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                 $   (53,283)    $   (41,428)    $     51,311    $     46,354
   Net realized gain/(loss) from investment transactions           4,184,633       4,515,566         226,475          44,197
   Change in unrealized net appreciation/(depreciation)
      of  investments  and foreign  currency                       3,612,863       7,602,574          22,679         282,705
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets  Resulting from Operations              7,744,213      12,076,712         300,465         373,256
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income                                                  --              --        (42,474)        (40,851)
   Dividends (in excess of net investment income)                         --              --              --              --
   Net realized gain from investment transactions                (4,451,206)       (609,005)        (44,727)         (6,137)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                    (4,451,206)       (609,005)        (87,201)        (46,988)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                     7,493,296       7,220,120       1,770,998       2,469,162
   Reinvested dividends and distributions                          4,328,707         593,074          84,907          45,775
   Shares repurchased                                            (4,003,002)     (4,167,433)       (802,413)       (741,485)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions            7,819,001       3,645,761       1,053,492       1,773,452
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             11,112,008      15,113,468       1,266,756       2,099,720
Net Assets:
   Beginning of period                                            35,834,730      20,721,262       2,929,769         830,049
-----------------------------------------------------------------------------------------------------------------------------
   End of period                                                $ 46,946,738    $ 35,834,730    $  4,196,525    $  2,929,769
-----------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)                      $ 26,011,468    $ 18,192,467    $  3,564,877    $  2,511,385
   Undistributed net investment income/(loss)                       (53,283)              --          18,565           9,728
   Undistributed net realized gain/(loss) from investments         4,177,847       4,444,420         225,883          44,135
   Unrealized appreciation/(depreciation)
      of investments and foreign currency                         16,810,706      13,197,843         387,200         364,521
-----------------------------------------------------------------------------------------------------------------------------
                                                                $ 46,946,738    $ 35,834,730    $  4,196,525    $  2,929,769
-----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                                       166,215         193,574          75,750         119,933
   Reinvested distributions                                          102,771          17,907           3,663           2,232
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                268,986         211,481          79,413         122,165
-----------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                               (88,420)       (114,553)        (34,351)        (35,896)
Net Increase/(Decrease) in Fund Shares                               180,566          96,928          45,062          86,269
Shares Outstanding, Beginning of Period                              837,703         740,775         134,478          48,209
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                  1,018,269         837,703         179,540         134,478
-----------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
   (excluding short-term securities)
   Purchases of securities                                      $ 18,807,714    $ 19,647,972    $  1,839,360    $  2,551,827
   Proceeds from sales of securities                              15,225,526      16,875,185       1,535,548         981,564
   Purchases of long-term U.S. government obligations                     --              --         475,609         417,749
   Proceeds from sales of long-term U.S. government obligations           --              --         142,439         204,699


            Janus                            Janus                       Janus Global                     Janus Global
          Enterprise                      Equity Income                  Life Sciences                     Technology
             Fund                             Fund                            Fund                            Fund
     2000            1999             2000            1999            2000            1999            2000            1999
------------------------------------------------------------------------------------------------------------------------------

$   (15,679)    $    (7,574)     $      2,874    $      4,612    $      2,929    $      (775)    $      3,976    $    (1,201)
     291,789         164,387           80,917          19,925       (552,772)         (7,908)         116,076          32,101

      35,066         645,267           33,729         133,653       (134,031)          42,529       2,153,400         985,283
-----------------------------------------------------------------------------------------------------------------------------
     311,176         802,080          117,520         158,190       (683,874)          33,846       2,273,452       1,016,183
-----------------------------------------------------------------------------------------------------------------------------

          --              --          (3,084)         (4,016)              --              --         (4,200)              --
          --              --               --              --              --              --              --              --
   (167,625)        (76,954)         (20,913)         (3,238)              --              --        (37,536)              --
-----------------------------------------------------------------------------------------------------------------------------
   (167,625)        (76,954)         (23,997)         (7,254)              --              --        (41,736)              --
-----------------------------------------------------------------------------------------------------------------------------

   7,852,831       2,596,427          604,987         843,424       5,736,840         453,475       7,603,364       3,012,815
     163,404          75,297           23,104           7,039              --              --          40,471              --
 (2,797,499)     (1,626,151)        (420,675)       (420,862)     (2,138,952)       (142,885)     (3,429,776)       (694,484)
-----------------------------------------------------------------------------------------------------------------------------
   5,218,736       1,045,573          207,416         429,601       3,597,888         310,590       4,214,059       2,318,331
-----------------------------------------------------------------------------------------------------------------------------
   5,362,287       1,770,699          300,939         580,537       2,914,014         344,436       6,445,775       3,334,514

   2,329,698         558,999          781,319         200,782         344,436              --       3,334,514              --
-----------------------------------------------------------------------------------------------------------------------------
$  7,691,985    $  2,329,698     $  1,082,258    $    781,319    $  3,258,450    $    344,436    $  9,780,289    $  3,334,514
-----------------------------------------------------------------------------------------------------------------------------


$  6,625,605    $  1,406,869     $    812,825    $    605,409    $  3,907,703    $    309,815    $  6,532,390    $  2,318,332
    (15,679)              --              704             916           2,929              --           (225)              --
     280,247         156,083           80,081          20,076       (560,680)         (7,908)         109,440          30,899

     801,812         766,746          188,648         154,918        (91,502)          42,529       3,138,684         985,283
-----------------------------------------------------------------------------------------------------------------------------
$  7,691,985    $  2,329,698     $  1,082,258    $    781,319    $  3,258,450    $    344,436    $  9,780,289    $  3,334,514
-----------------------------------------------------------------------------------------------------------------------------


      96,453          57,208           24,268          41,541         262,212          41,355         248,034         204,154
       2,372           2,196              958             358              --              --           1,468              --
-----------------------------------------------------------------------------------------------------------------------------
      98,825          59,404           25,226          41,899         262,212          41,355         249,502         204,154
-----------------------------------------------------------------------------------------------------------------------------
    (35,597)        (36,967)         (16,869)        (20,162)       (101,636)        (12,574)       (106,576)        (45,020)
      63,228          22,437            8,357          21,737         160,576          28,781         142,926         159,134
      39,728          17,291           34,612          12,875          28,781              --         159,134              --
-----------------------------------------------------------------------------------------------------------------------------
     102,956          39,728           42,969          34,612         189,357          28,781         302,060         159,134
-----------------------------------------------------------------------------------------------------------------------------



$  7,634,137    $  1,962,882     $    613,671    $    830,115    $  4,580,700    $    675,905    $  5,540,967    $  2,115,807
   2,605,814       1,098,630          541,245         428,601       1,869,748         426,077       1,403,528         320,204
          --              --               --              --              --              --              --              --
          --              --               --              --              --              --              --              --

            Janus                           Janus
      Growth and Income                    Mercury
             Fund                            Fund
     2000            1999            2000            1999
-------------------------------------------------------------


$     10,495    $     15,978    $   (10,386)    $   (20,626)
     241,637         302,237       2,180,445         884,290

   1,046,573       1,306,446       1,248,310       1,866,065
------------------------------------------------------------
   1,298,705       1,624,661       3,418,369       2,729,729
------------------------------------------------------------

    (10,325)        (15,193)              --              --
          --              --              --              --
   (305,969)       (226,033)       (897,043)       (238,426)
------------------------------------------------------------
   (316,294)       (241,226)       (897,043)       (238,426)
------------------------------------------------------------

   3,183,912       2,509,768       8,325,922       6,569,208
     307,339         235,700         874,956         233,638
 (1,227,324)     (1,111,097)     (3,263,278)     (2,602,343)
------------------------------------------------------------
   2,263,927       1,634,371       5,937,600       4,200,503
------------------------------------------------------------
   3,246,338       3,017,806       8,458,926       6,691,806

   5,836,885       2,819,079       9,059,883       2,368,077
------------------------------------------------------------
$  9,083,223    $  5,836,885    $ 17,518,809    $  9,059,883
------------------------------------------------------------


$  6,001,035    $  3,737,108    $ 11,782,358    $  5,844,758
       6,389           6,219        (10,386)              --
     231,260         295,592       2,143,045         859,643

   2,844,539       1,797,966       3,603,792       2,355,482
------------------------------------------------------------
$  9,083,223    $  5,836,885    $ 17,518,809    $  9,059,883
------------------------------------------------------------


      75,133          78,387         186,018         218,371
       7,704           8,139          21,408           9,763
------------------------------------------------------------
      82,837          86,526         207,426         228,134
------------------------------------------------------------
    (29,052)        (34,683)        (72,987)        (87,968)
      53,785          51,843         134,439         140,166
     158,427         106,584         254,168         114,002
------------------------------------------------------------
     212,212         158,427         388,607         254,168
------------------------------------------------------------



$  2,577,504    $  3,132,952    $  8,541,346    $  8,242,717
   1,377,654       1,708,174       5,035,491       4,442,546
          --              --              --              --
          --              --              --              --

See Notes to Financial Statements.

                                  Janus Equity Funds / April 30, 2000  66 and 67

                                                                            Janus                           Janus
For the six months ended April 30, 2000,  (unaudited)                      Olympus                         Overseas
and for the fiscal year ended October 31                                     Fund                            Fund
(all numbers in thousands)                                           2000            1999            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                 $      7,998    $      1,437    $    (1,102)    $    (1,427)
   Net realized gain/(loss) from investment transactions             278,372         188,366       1,061,473         204,238
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency                          1,050,335       1,038,175       1,878,174       1,425,059
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets  Resulting from Operations              1,336,705       1,227,978       2,938,545       1,627,870
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income                                             (1,436)              --              --        (18,532)
   Dividends (in excess of net investment income)                         --              --              --         (1,446)
   Net realized gain from investment transactions                  (186,983)              --        (33,412)              --
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (188,419)              --        (33,412)        (19,978)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                     5,395,526       2,851,976       4,909,765       3,443,778
   Reinvested dividends and distributions                            184,388              --          32,132          19,035
   Shares repurchased                                            (2,108,146)     (1,140,000)     (2,785,685)     (3,319,823)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions            3,471,768       1,711,976       2,156,212         142,990
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                              4,620,054       2,939,954       5,061,345       1,750,882
Net Assets:
   Beginning of period                                             3,887,448         947,494       5,639,980       3,889,098
-----------------------------------------------------------------------------------------------------------------------------
   End of period                                                $  8,507,502    $  3,887,448    $ 10,701,325    $  5,639,980
-----------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)                      $  5,869,177    $  2,397,409    $  5,846,110    $  3,689,899
   Undistributed net investment income/(loss)                          7,998           1,437         (1,102)              --
   Undistributed net realized gain/(loss) from investments           274,495         183,105       1,057,136          29,073
   Unrealized appreciation of investments and
      foreign currency                                             2,355,832       1,305,497       3,799,181       1,921,008
-----------------------------------------------------------------------------------------------------------------------------
                                                                $  8,507,502    $  3,887,448    $ 10,701,325    $  5,639,980
-----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                                        97,773          86,347         128,153         160,426
   Reinvested distributions                                            3,738              --             972             954
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                101,511          86,347         129,125         161,380
-----------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                               (39,073)        (34,884)        (72,800)       (155,478)
Net Increase/(Decrease) in Fund Shares                                62,438          51,463          56,325           5,902
   Shares Outstanding, Beginning of Period                            95,129          43,666         222,517         216,615
-----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    157,567          95,129         278,842         222,517
-----------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
   (excluding short-term securities):
   Purchases of securities                                      $  4,666,748    $  3,323,040    $  4,000,379    $  4,367,373
   Proceeds from sales of securities                               2,850,104       1,821,501       2,855,272       4,003,772
   Purchases of long-term U.S. government obligations                     --          47,700              --              --
   Proceeds from sales of long-term U.S. government obligations           --          49,518              --              --

            Janus                   Janus                   Janus                           Janus
      Special Situations        Strategic Value             Twenty                         Venture
             Fund                    Fund                    Fund                            Fund
     2000            1999           2000(1)          2000            1999            2000            1999
-------------------------------------------------------------------------------------------------------------

$    (5,287)    $    (7,614)    $      1,252    $   (13,937)    $     88,126    $    (6,628)    $    (7,414)
      69,680         180,631          12,945       1,096,608       1,702,065         581,738         305,718

     255,584         239,367         223,888       5,021,173       7,129,143       (257,452)         619,845
-------------------------------------------------------------------------------------------------------------
     319,977         412,384         238,085       6,103,844       8,919,334         317,658         918,149
-------------------------------------------------------------------------------------------------------------

          --              --              --        (79,074)        (40,224)              --              --
          --              --              --              --              --              --              --
   (175,615)         (2,186)              --     (1,708,104)        (86,763)       (298,953)        (89,623)
-------------------------------------------------------------------------------------------------------------
   (175,615)         (2,186)              --     (1,787,178)       (126,987)       (298,953)        (89,623)
-------------------------------------------------------------------------------------------------------------

     773,292         632,584       3,048,487       5,124,058      14,534,172         271,357         166,902
     171,270           2,143              --       1,745,294         124,417         284,956          86,300
   (452,156)       (634,264)       (384,849)     (4,614,157)     (5,912,694)       (225,384)       (257,241)
-------------------------------------------------------------------------------------------------------------
     492,406             463       2,663,638       2,255,195       8,745,895         330,929         (4,039)
-------------------------------------------------------------------------------------------------------------
     636,768         410,661       2,901,723       6,571,861      17,538,242         349,634         824,487

   1,196,978         786,317              --      28,793,112      11,254,870       1,860,355       1,035,868
-------------------------------------------------------------------------------------------------------------
$  1,833,746    $  1,196,978    $  2,901,723    $ 35,364,973    $ 28,793,112    $  2,209,989    $  1,860,355
-------------------------------------------------------------------------------------------------------------


$  1,237,914    $    745,509    $  2,663,638    $ 18,561,236    $ 16,306,041    $  1,047,574    $    716,645
     (5,287)              --           1,252        (13,937)          79,074         (6,628)              --
      63,793         169,728          12,945       1,090,206       1,701,702         580,755         297,970
     537,326         281,741         223,888      15,727,468      10,706,295         588,288         845,740

-------------------------------------------------------------------------------------------------------------
$  1,833,746    $  1,196,978    $  2,901,723    $ 35,364,973    $ 28,793,112    $  2,209,989    $  1,860,355
-------------------------------------------------------------------------------------------------------------


      31,853          31,126         297,572          63,354         248,644           2,227           2,581
       7,853             128              --          21,871           2,310           2,607           1,550
-------------------------------------------------------------------------------------------------------------
      39,706          31,254         297,572          85,225         250,954           4,834           4,131
-------------------------------------------------------------------------------------------------------------
    (18,821)        (32,603)        (36,576)        (56,638)        (99,838)         (1,849)         (4,192)
      20,885         (1,349)         260,996          28,587         151,116           2,985            (61)
      52,623          53,972              --         412,990         261,874          20,736          20,797
-------------------------------------------------------------------------------------------------------------
      73,508          52,623         260,996         441,577         412,990          23,721          20,736
-------------------------------------------------------------------------------------------------------------



$    562,368    $  1,036,996    $  2,684,012    $  7,061,741    $ 13,075,264    $  1,196,613    $  1,329,844
     292,970       1,035,768         103,132       3,955,374       6,885,818       1,454,017       1,332,811
          --              --              --              --         337,784              --              --
          --              --              --              --         504,968              --              --

            Janus
          Worldwide
             Fund
     2000            1999
-----------------------------


$     12,286    $     13,351
   3,152,189         842,489

   5,926,158       5,623,223
-----------------------------
   9,090,633       6,479,063
-----------------------------

    (11,268)        (61,988)
          --              --
   (546,250)              --
-----------------------------
   (557,518)        (61,988)
-----------------------------

  15,032,118      11,534,834
     542,885          60,059
 (6,044,781)     (7,852,637)
-----------------------------
   9,530,222       3,742,256
-----------------------------
  18,063,337      10,159,331

  24,091,321      13,931,990
-----------------------------
$ 42,154,658    $ 24,091,321
-----------------------------


$ 24,974,960    $ 15,444,738
      12,286          11,268
   3,090,792         484,853
  14,076,620       8,150,462

-----------------------------
$ 42,154,658    $ 24,091,321
-----------------------------


     193,281         226,979
       7,675           1,277
-----------------------------
     200,956         228,256
-----------------------------
    (78,141)       (154,582)
     122,815          73,674
     409,242         335,568
-----------------------------
     532,057         409,242
-----------------------------



$ 14,480,717    $ 15,664,200
   9,818,773      11,860,384
          --              --
          --              --

(1)  Period from February 29, 2000 (inception) to April 30, 2000.

See Notes to Financial Statements.

                                  Janus Equity Funds / April 30, 2000  68 and 69

Financial | Highlights

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                                    Janus Fund
through each fiscal year ended October 31        2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     42.78    $     27.97    $     29.36    $     26.65    $     23.37    $     19.62
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    (.05)             --          (.02)            .15            .31            .16
   Net gains on securities
      (both realized and unrealized)                8.59          15.63           3.70           5.69           4.23           3.99
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    8.54          15.63           3.68           5.84           4.54           4.15
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)             --             --          (.23)          (.21)          (.13)          (.01)
   Distributions (from capital gains)             (5.22)          (.82)         (4.84)         (2.92)         (1.13)          (.39)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (5.22)          (.82)         (5.07)         (3.13)         (1.26)          (.40)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     46.10    $     42.78    $     27.97    $     29.36    $     26.65    $     23.37
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                     21.12%         56.75%         15.12%         24.18%         20.31%         21.62%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $46,946,738    $35,834,730    $20,721,262    $19,029,334    $15,313,180    $11,962,970
Average Net Assets for the Period
   (in thousands)                            $43,161,953    $28,993,305    $20,777,322    $17,515,216    $13,753,157    $10,559,806
Ratio of Gross Expenses to Average
   Net Assets**(1)                                 0.86%          0.85%          0.87%          0.87%          0.86%          0.87%
Ratio of Net Expenses to Average
   Net Assets**(1)                                 0.85%          0.84%          0.86%          0.86%          0.85%          0.86%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                       (0.25%)        (0.14%)             --          0.85%          0.91%          1.25%
Portfolio Turnover Rate**                            74%            63%            70%           132%           104%           118%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                                Janus Balanced Fund
through each fiscal year ended October 31        2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     21.79    $     17.22    $     16.73    $     15.20    $     13.72    $     12.17
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                             .31            .42            .33            .36            .33            .61
   Net gains on securities
      (both realized and unrealized)                1.87           4.69           2.00           2.88           2.22           1.52
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    2.18           5.11           2.33           3.24           2.55           2.13
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)          (.28)          (.43)          (.35)          (.36)          (.26)          (.58)
   Distributions (from capital gains)              (.32)          (.11)         (1.49)         (1.35)          (.81)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.60)          (.54)         (1.84)         (1.71)         (1.07)          (.58)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     23.37    $     21.79    $     17.22    $     16.73    $     15.20    $     13.72
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                     10.08%         29.89%         15.48%         23.38%         19.39%         18.26%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $ 4,196,525    $ 2,929,769    $   830,049    $   360,159    $   207,044    $   124,545
Average Net Assets for the Period
   (in thousands)                            $ 3,622,051    $ 1,953,809    $   536,524    $   283,220    $   158,607    $   107,259
Ratio of Gross Expenses to Average
   Net Assets**(1)                                 0.88%          0.92%          1.03%          1.12%          1.23%          1.35%
Ratio of Net Expenses to Average
   Net Assets**(1)                                 0.86%          0.91%          1.01%          1.10%          1.21%          1.32%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                         2.85%          2.37%          2.34%          2.63%          2.35%          2.52%
Portfolio Turnover Rate**                           101%            64%            73%           139%           151%           185%

(1)  See "Explanation of the Charts and Tables."
*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.

See Notes to Financial Statements.

70  Janus Equity Funds / April 30, 2000

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                               Janus Enterprise Fund
through each fiscal year ended October 31        2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     58.64    $     32.33    $     30.86    $     31.19    $     27.14    $     24.43
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    (.15)             --             --             --             --            .52
   Net gains on securities
      (both realized and unrealized)               19.55          30.61           3.43            .95           5.85           3.09
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   19.40          30.61           3.43            .95           5.85           3.61
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)             --             --             --             --             --          (.52)
   Distributions (from capital gains)             (3.33)         (4.30)         (1.96)         (1.28)         (1.80)          (.38)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (3.33)         (4.30)         (1.96)         (1.28)         (1.80)          (.90)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     74.71    $     58.64    $     32.33    $     30.86    $     31.19    $     27.14
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                     33.56%        104.09%         11.79%          3.31%         22.43%         15.46%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $ 7,691,985    $ 2,329,698    $   558,999    $   551,828    $   732,003    $   459,370
Average Net Assets for the Period
   (in thousands)                            $ 5,893,219    $ 1,126,839    $   551,467    $   613,784    $   596,313    $   407,791
Ratio of Gross Expenses to Average
   Net Assets**(1)                                 0.92%          0.98%          1.08%          1.07%          1.14%          1.26%
Ratio of Net Expenses to Average
   Net Assets**(1)                                 0.90%          0.95%          1.06%          1.04%          1.12%          1.23%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                       (0.54%)        (0.67%)        (0.67%)        (0.61%)        (0.78%)          0.02%
Portfolio Turnover Rate**                            94%            98%           134%           111%            93%           194%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                                   Janus Equity Income Fund
through each fiscal year or period ended October 31             2000          1999          1998          1997         1996(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $     22.57    $     15.59    $     13.98     $    11.29    $     10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                            .07            .14            .05            .09            .07
   Net gains on securities
      (both realized and unrealized)                               3.21           7.17           2.47           3.11           1.25
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   3.28           7.31           2.52           3.20           1.32
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                         (.08)          (.15)          (.03)          (.12)          (.03)
   Distributions (from capital gains)                             (.58)          (.18)          (.88)          (.39)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.66)          (.33)          (.91)          (.51)          (.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $     25.19    $     22.57    $     15.59   $      13.98    $     11.29
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                    14.66%         47.22%         19.21%         29.46%         13.20%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $ 1,082,258    $   781,319    $   200,782   $     74,325    $    30,429
Average Net Assets for the Period
   (in thousands)                                           $   974,516    $   571,009    $   133,613   $     46,054    $    21,424
Ratio of Gross Expenses to Average
   Net Assets**(1)                                                0.98%          1.02%          1.21%          1.48%          1.79%
Ratio of Net Expenses to Average
   Net Assets**(1)                                                0.96%          1.01%          1.18%          1.45%          1.71%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                                        0.59%          0.81%          0.41%          0.62%          3.09%
Portfolio Turnover Rate**                                          125%            81%           101%           180%           325%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period June 29, 1996 (inception) to October 31, 1996.
*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds / April 30, 2000  71

For a share outstanding during the
six months ended April 30, 2000 (unaudited)      Janus Global Life Sciences Fund
and the period ended October 31                         2000         1999(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     11.97   $     10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                    .02            --
   Net gains on securities
      (both realized and unrealized)                       5.22          1.97
--------------------------------------------------------------------------------
Total from Investment Operations                           5.24          1.97
--------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                    --            --
   Distributions (from capital gains)                        --            --
--------------------------------------------------------------------------------
Total Distributions                                          --            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     17.21   $     11.97
--------------------------------------------------------------------------------
Total Return*                                            43.86%        19.70%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 3,258,450   $   344,436
Average Net Assets for the Period
   (in thousands)                                   $ 2,139,849   $   227,552
Ratio of Gross Expenses to Average
   Net Assets**(1)                                        1.05%         1.21%
Ratio of Net Expenses to Average
   Net Assets**(1)                                        1.01%         1.19%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                                0.28%       (0.41%)
Portfolio Turnover Rate**                                  219%          235%

For a share outstanding during the
six months ended April 30, 2000 (unaudited)        Janus Global Technology Fund
and the period ended October 31                         2000         1999(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     20.95    $     10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                    .02             --
   Net gains on securities
      (both realized and unrealized)                      11.61          10.95
--------------------------------------------------------------------------------
Total from Investment Operations                          11.63          10.95
--------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                    --             --
   Dividends (in excess of net investment income)         (.02)             --
   Distributions (from capital gains)                     (.18)             --
--------------------------------------------------------------------------------
Total Distributions                                       (.20)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     32.38    $     20.95
--------------------------------------------------------------------------------
Total Return*                                            55.76%        109.40%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 9,780,289    $ 3,334,514
Average Net Assets for the Period
   (in thousands)                                   $ 8,531,238    $ 1,265,552
Ratio of Gross Expenses to Average
   Net Assets**(1)                                        0.95%          1.04%
Ratio of Net Expenses to Average
   Net Assets**(1)                                        0.93%          1.02%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                                0.09%        (0.11%)
Portfolio Turnover Rate**                                   38%            31%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.

See Notes to Financial Statements.

72  Janus Equity Funds / April 30, 2000

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                           Janus Growth and Income Fund
through each fiscal year ended October 31        2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     36.84    $     26.45    $     25.07    $     20.05    $     18.13    $     14.69
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                             .05            .26            .08            .01            .16            .11
   Net gains on securities
      (both realized and unrealized)                7.81          12.27           3.72           6.98           4.01           3.43
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    7.86          12.53           3.80           6.99           4.17           3.54
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)          (.06)          (.27)          (.04)          (.11)          (.08)          (.10)
   Distributions (from capital gains)             (1.84)         (1.87)         (2.38)         (1.86)         (2.17)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.90)         (2.14)         (2.42)         (1.97)         (2.25)          (.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     42.80    $     36.84    $     26.45    $     25.07    $     20.05    $     18.13
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                     21.71%         49.59%         16.73%         37.78%         25.56%         24.20%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $ 9,083,223    $ 5,836,885    $ 2,819,079    $ 1,888,999    $ 1,033,183    $   582,963
Average Net Assets for the Period
   (in thousands)                            $ 7,854,506    $ 4,375,277    $ 2,478,899    $ 1,415,563    $   773,343    $   498,442
Ratio of Gross Expenses to Average
   Net Assets**(1)                                 0.90%          0.92%          0.96%          0.98%          1.05%          1.19%
Ratio of Net Expenses to Average
   Net Assets**(1)                                 0.89%          0.90%          0.94%          0.96%          1.03%          1.17%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                         0.27%          0.37%          0.33%          0.30%          0.70%          1.11%
Portfolio Turnover Rate**                            40%            43%            95%           127%           153%           195%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                                Janus Mercury Fund
through each fiscal year ended October 31        2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     35.65    $     20.77    $     18.65    $     18.20    $     17.38    $     14.12
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    (.03)          --             (.01)          (.01)            .14            .16
   Net gains on securities
      (both realized and unrealized)               12.73          16.89           4.07           2.82           2.74           3.37
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   12.70          16.89           4.06           2.81           2.88           3.53
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)             --             --             --          (.08)             --          (.16)
   Dividends (in excess of net
      investment income)                              --             --          (.04)             --             --             --
   Distributions (from capital gains)             (3.27)         (2.01)         (1.90)         (2.28)         (2.06)          (.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (3.27)         (2.01)         (1.94)         (2.36)         (2.06)          (.27)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     45.08    $     35.65    $     20.77    $     18.65    $     18.20    $     17.38
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                     36.59%         86.02%         24.75%         17.07%         18.18%         25.53%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $17,518,809    $ 9,059,883    $ 2,368,077    $ 1,971,049    $ 2,002,350    $ 1,520,768
Average Net Assets for the Period
   (in thousands)                            $14,688,734    $ 5,258,427    $ 2,103,414    $ 2,045,901    $ 1,838,593    $ 1,116,377
Ratio of Gross Expenses to Average
   Net Assets**(1)                                 0.91%          0.93%          0.97%          0.98%          1.02%          1.14%
Ratio of Net Expenses to Average
   Net Assets**(1)                                 0.90%          0.91%          0.94%          0.96%          1.00%          1.12%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                       (0.14%)        (0.39%)        (0.33%)          0.21%          0.45%          0.50%
Portfolio Turnover Rate**                            76%            89%           105%           157%           177%           201%

(1)  See "Explanation of the Charts and Tables."
*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds / April 30, 2000  73

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                                       Janus Olympus Fund
through each fiscal year or period ended October 31             2000           1999          1998           1997         1996(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $     40.87    $     21.70    $     18.41    $     14.86    $     12.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                            .05            .02             --            .04            .13
   Net gains on securities
      (both realized and unrealized)                              14.86          19.15           4.05           3.64           2.73
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  14.91          19.17           4.05           3.68           2.86
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                         (.01)             --             --          (.13)             --
   Dividends (in excess of net
      investment income)                                             --             --          (.04)             --             --
   Distributions (from capital gains)                            (1.78)             --          (.72)             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.79)             --          (.76)          (.13)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $     53.99    $     40.87    $     21.70    $     18.41    $     14.86
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                    36.90%         88.34%         23.10%         24.98%         23.83%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $ 8,507,502    $ 3,887,448    $   947,494    $   615,651    $   432,375
Average Net Assets for the Period
   (in thousands)                                           $ 6,874,027    $ 2,268,894    $   774,434    $   517,424    $   276,006
Ratio of Gross Expenses to Average
   Net Assets**(2)                                                0.93%          0.95%          1.01%          1.06%          1.17%
Ratio of Net Expenses to Average
   Net Assets**(2)                                                0.91%          0.93%          0.98%          1.03%          1.15%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                                        0.23%          0.06%        (0.21%)          0.26%          1.64%
Portfolio Turnover Rate**                                          132%            91%           123%           244%           303%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                                Janus Overseas Fund
through each fiscal year ended October 31        2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     25.35    $     17.95    $     17.94    $     14.81    $     11.58    $     10.36
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                              --             --            .08            .04            .10            .12
   Net gains on securities
      (both realized and unrealized)               13.17           7.49            .54           3.39           3.34           1.10
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   13.17           7.49            .62           3.43           3.44           1.22
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)             --          (.08)          (.10)          (.04)          (.11)             --
   Dividends (in excess of net
      investment income)                              --          (.01)             --             --             --             --
   Distributions (from capital gains)              (.14)             --          (.51)          (.26)          (.10)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.14)          (.09)          (.61)          (.30)          (.21)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     38.38    $     25.35    $     17.95    $     17.94    $     14.81    $     11.58
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                     52.18%         41.77%          3.55%         23.56%         30.19%         11.78%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $10,701,325    $ 5,639,980    $ 3,889,098    $ 3,205,197    $   772,630    $   110,866
Average Net Assets for the Period
   (in thousands)                            $ 9,435,334    $ 4,577,552    $ 3,948,710    $ 2,093,370    $   335,098    $    77,668
Ratio of Gross Expenses to Average
   Net Assets**(2)                                 0.90%          0.92%          0.96%          1.03%          1.26%          1.76%
Ratio of Net Expenses to Average
   Net Assets**(2)                                 0.89%          0.91%          0.94%          1.01%          1.23%          1.73%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                       (0.02%)        (0.03%)          0.58%          0.81%          0.73%          0.36%
Portfolio Turnover Rate**                            68%            92%           105%            72%            71%           188%

(1)  Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(2)  See "Explanation of the Charts and Tables."
*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.

See Notes to Financial Statements.

74  Janus Equity Funds / April 30, 2000

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                           Janus Special Situations Fund
through each fiscal year or period ended October 31             2000           1999           1998         1997(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $     22.75    $     14.57    $     14.08    $     10.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment loss                                            (.07)             --             --             --
   Net gains on securities
      (both realized and unrealized)                               5.58           8.22           1.15           4.08
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   5.51           8.22           1.15           4.08
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                            --             --             --             --
   Distributions (from capital gains)                            (3.31)          (.04)          (.66)             --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (3.31)          (.04)          (.66)             --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $     24.95    $     22.75    $     14.57    $     14.08
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                    26.29%         56.54%          8.49%         40.80%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $ 1,833,746    $ 1,196,978    $   786,317    $   333,777
Average Net Assets for the Period
   (in thousands)                                           $ 1,532,183    $ 1,000,549    $   716,123    $   168,215
Ratio of Gross Expenses to Average
   Net Assets**(2)                                                0.97%          1.00%          1.08%          1.20%
Ratio of Net Expenses to Average
   Net Assets**(2)                                                0.96%          0.98%          1.05%          1.18%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                                      (0.69%)        (0.76%)        (0.49%)        (0.08%)
Portfolio Turnover Rate**                                           39%           104%           117%           146%

For a share outstanding during the            Janus Strategic Value Fund
period ended April 30, 2000 (unaudited)                2000(3)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $     10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                               --
   Net gains on securities
      (both realized and unrealized)                        1.12
--------------------------------------------------------------------------------
Total from Investment Operations                            1.12
--------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     --
   Distributions (from capital gains)                         --
--------------------------------------------------------------------------------
Total Distributions                                           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                       $     11.12
--------------------------------------------------------------------------------
Total Return*                                             11.20%
--------------------------------------------------------------------------------
Net Assets,  End of Period (in thousands)            $ 2,901,723
Average Net Assets for the Period
   (in  thousands)                                   $ 2,296,182
Ratio  of Gross  Expenses  to  Average
   Net Assets**(2)                                         1.16%
Ratio of Net Expenses to Average
   Net Assets**(2)                                         1.14%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                                 0.32%
Portfolio Turnover Rate**                                    24%

(1)  Fiscal period from December 31, 1996 (inception) to October 31, 1997.
(2)  See "Explanation of the Charts and Tables."
(3)  Fiscal period from February 29, 2000 (inception) to April 30, 2000.
*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds / April 30, 2000  75

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                            Janus Twenty Fund
through each fiscal year ended October 31        2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     69.72    $     42.98    $     35.16    $     31.90    $     30.12    $     24.24
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    (.04)            .21            .12          (.09)            .37            .01
   Net gains on securities
      (both realized and unrealized)               14.68          26.97          12.26           8.85           6.68           5.94
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   14.64          27.18          12.38           8.76           7.05           5.95
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)          (.19)          (.14)          (.10)          (.18)             --          (.07)
   Distributions (from capital gains)             (4.08)          (.30)         (4.46)         (5.32)         (5.27)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (4.27)          (.44)         (4.56)         (5.50)         (5.27)          (.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     80.09    $     69.72    $     42.98    $     35.16    $     31.90    $     30.12
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                     21.04%         63.51%         40.58%         31.65%         27.59%         24.67%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $35,364,973    $28,793,112    $11,254,870    $ 5,871,070    $ 3,937,444    $ 2,995,751
Average Net Assets for the Period
   (in thousands)                            $35,242,705    $22,206,982    $ 8,025,121    $ 4,989,616    $ 3,385,561    $ 2,716,278
Ratio of Gross Expenses to Average
   Net Assets**(1)                                 0.86%          0.88%          0.91%          0.93%          0.93%          1.00%
Ratio of Net Expenses to Average
   Net Assets**(1)                                 0.85%          0.87%          0.90%          0.91%          0.92%          0.99%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                       (0.08%)          0.40%          0.39%          0.33%          0.67%          0.62%
Portfolio Turnover Rate**                            25%            40%            54%           123%           137%           147%

For a share outstanding during the
six months ended April 30, 2000 (unaudited) or                                 Janus Venture Fund
through each fiscal year ended October 31        2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     89.71    $     49.81    $     58.84    $     57.16    $     59.53    $     52.86
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                    (.28)             --          (.09)            .16             --            .05
   Net gains on securities
      (both realized and unrealized)               18.00          44.31            .43           6.80           5.09           9.49
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   17.72          44.31            .34           6.96           5.09           9.54
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)             --             --             --             --          (.01)          (.03)
   Dividends (in excess of net
      investment income)                              --             --          (.07)             --             --             --
   Distributions (from capital gains)            (14.26)         (4.41)         (9.30)         (5.28)         (7.45)         (2.84)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (14.26)         (4.41)         (9.37)         (5.28)         (7.46)         (2.87)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     93.17    $     89.71    $     49.81    $     58.84    $     57.16    $     59.53
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      17.41%         94.42%          1.07%         13.38%          9.28%         19.24%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $ 2,209,989    $ 1,860,355    $ 1,035,868    $ 1,252,341    $ 1,741,316    $ 1,753,201
Average Net Assets for the Period
   (in thousands)                            $ 2,778,065    $ 1,350,642    $ 1,174,220    $ 1,379,145    $ 1,822,801    $ 1,612,514
Ratio of Gross Expenses to Average
   Net Assets**(1)                                 0.88%          0.93%          0.94%          0.94%          0.89%          0.92%
Ratio of Net Expenses to Average
   Net Assets**(1)                                 0.87%          0.92%          0.93%          0.92%          0.88%          0.91%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                       (0.48%)        (0.55%)        (0.29%)          0.11%        (0.33%)          0.29%
Portfolio Turnover Rate**                            97%           104%            90%           146%           136%           113%

(1)  See "Explanation of the Charts and Tables."
*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.

See Notes to Financial Statements.

76  Janus Equity Funds / April 30, 2000

For a share outstanding during the
six months ended April 30, 2000 (unaudited) and                          Janus Worldwide Fund
through each fiscal year ended October 31        2000           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     58.87    $     41.52    $     40.05    $     34.60    $     27.65    $     27.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                      .02            .02           1.26          (.08)            .49            .81
   Net gains on securities
      (both realized and unrealized)               21.65          17.51           3.01           7.73           7.79           1.39
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   21.67          17.53           4.27           7.65           8.28           2.20
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)          (.03)          (.18)         (1.35)          (.15)          (.26)          (.54)
   Distributions (from capital gains)             (1.28)             --         (1.45)         (2.05)         (1.07)         (1.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.31)          (.18)         (2.80)         (2.20)         (1.33)         (1.55)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     79.23    $     58.87    $     41.52    $     40.05    $     34.60    $     27.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                     37.08%         42.33%         11.40%         23.34%         31.00%          8.89%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $42,154,658    $24,091,321    $13,931,990    $10,358,225    $ 4,467,185    $ 1,804,354
Average Net Assets for the Period
   (in thousands)                            $36,210,665    $18,892,896    $13,078,350    $ 7,783,669    $ 2,953,495    $ 1,622,142
Ratio of Gross Expenses to Average
   Net Assets**(1)                                 0.89%          0.89%          0.92%          0.97%          1.02%          1.24%
Ratio of Net Expenses to Average
   Net Assets**(1)                                 0.87%          0.88%          0.90%          0.95%          1.01%          1.23%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets**                         0.07%          0.07%          0.47%          0.65%          0.73%          0.99%
Portfolio Turnover Rate**                            61%            68%            86%            79%            80%           142%

(1)  See "Explanation of the Charts and Tables."
*    Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds / April 30, 2000  77

Notes to | Schedules of Investments

EUR  Euro
GBP  British Pound

*    Non-income-producing security

** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

ss. Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

#The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2000:

                                          Purchases                    Sales               Realized      Dividend      Market Value
                                     Shares       Cost        Shares         Cost        Gain/(Loss)      Income        at 4/30/00
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund

Infinity Broadcasting Corp.        6,129,530  $205,643,810          --             --             --             --   $  522,037,655
Linear Technology Corp.(1)                --            --     869,775   $ 33,564,543  $  54,144,280   $  1,470,714    1,640,813,371
Maxim Integrated Products, Inc.(2)        --            --   2,427,460     45,628,034     97,075,614             --    1,460,636,536
Royal Caribbean Cruises, Ltd.      7,856,400   332,047,300     600,000     33,214,335   (17,653,279)        838,451      190,022,288
Symbol Technologies, Inc.(3)       7,222,003   287,277,207          --             --             --         62,897      407,623,205
------------------------------------------------------------------------------------------------------------------------------------
                                              $824,968,317               $112,406,912  $ 133,566,615   $  2,372,062   $4,221,133,055
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund

Cox Radio, Inc. - Class A          1,468,605  $ 43,394,888          --             --             --             --   $   38,529,400
King Pharmaceuticals, Inc.(4)      1,682,560    84,367,035          --             --             --             --       83,076,400
------------------------------------------------------------------------------------------------------------------------------------
                                              $127,761,923                                                            $  121,605,800
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund

Alexion Pharmaceuticals, Inc.        910,265  $ 67,125,652      63,495   $  6,718,998  $ (3,741,302)             --   $   37,787,111
ArQule, Inc.                       1,303,840    38,299,585      21,000        759,956      (340,773)             --       15,153,548
Aurora Biosciences Corp.             919,050    38,600,100      20,000        840,000      (123,774)             --       31,612,846
Cellegy Pharmaceuticals, Inc.        720,000     4,500,000          --             --             --             --        4,843,800
CIMA Labs, Inc.                      909,565    16,055,971     183,365      4,530,958      (977,802)             --       10,166,800
DUSA Pharmaceuticals, Inc.
   - New York Shares               1,118,520    32,324,243      39,625      1,404,646      (720,368)             --       17,636,767
HemaSure, Inc.                       900,000     6,750,000          --             --             --             --        5,146,875
ILEX Oncology, Inc.                1,826,035    60,936,667      57,990      2,971,361    (1,095,979)             --       42,433,080
Invitrogen Corp.                   1,064,085    78,316,382     193,970     17,286,567    (6,420,922)             --       65,613,198
Neurogen Corp.                       879,385    33,643,640       5,000        127,700          (310)             --       25,575,761
NPS Pharmaceuticals, Inc.            850,000    10,200,000          --             --             --             --       10,718,500
Progencis Pharmaceuticals, Inc.      870,305    47,056,819      44,975      4,182,675    (2,084,615)             --       37,505,180
Ribozyme Pharmaceuticals, Inc.     1,514,130    38,878,851          --             --             --             --       37,096,185
Trimeris, Inc.                       540,880    21,424,984      10,000        655,889      (178,753)             --       26,425,271
ViroPharma, Inc.                     633,490    44,606,491     833,490     48,406,491   (31,134,084)             --               --
Visible Genetics, Inc.               757,715    44,448,662     757,715     44,448,662   (16,882,763)             --               --
------------------------------------------------------------------------------------------------------------------------------------
                                              $583,168,047               $132,333,903  $(63,701,445)                  $  367,714,922
------------------------------------------------------------------------------------------------------------------------------------

(1)  Adjusted for 2-for-1 stock split 3/28/00.
(2)  Adjusted for 2-for-1 stock split 12/22/99.
(3)  Adjusted for 3-for-2 stock split 4/6/00.
(4)  King  Pharmaceuticals,   Inc.  acquired  Medco  Research,  Inc.,  effective
     2/28/00.

78  Janus Equity Funds / April 30, 2000

                                         Purchases                    Sales               Realized       Dividend      Market Value
                                     Shares       Cost        Shares         Cost        Gain/(Loss)      Income        at 4/30/00
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund

Adaptive Broadband Corp.(5)        2,020,000  $ 93,126,465          --             --             --             --   $   59,150,000
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund

Electronic Arts, Inc.              3,551,175  $352,295,821          --             --             --             --   $  261,970,142
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund

Cambridge Antibody
   Technology Group PLC            1,763,122  $ 56,314,659          --             --             --             --   $   67,938,733
GT Group Telecom, Inc.
   - Class B, New York Shares      1,100,465    22,229,324          --             --             --             --       14,237,266
Information Highway A.B.(6)        3,114,828    42,116,702          --             --             --             --       32,008,652
Le Groupe Videotron ltee           5,261,292    96,104,185          --             --             --   $     38,120      126,413,699
------------------------------------------------------------------------------------------------------------------------------------
                                              $216,764,870                                             $     38,120   $  240,598,350
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund

Bally Total Fitness Holding Corp.         --            --          --             --             --             --   $   45,255,675
Exide Corp.                               --            --     100,000   $  1,754,170  $   (803,215)   $     85,489       19,608,387
Magnum Hunter Resources, Inc.             --            --          --             --             --             --        6,612,300
SBS Broadcasting S.A                      --            --          --             --             --             --       74,112,500
------------------------------------------------------------------------------------------------------------------------------------
                                                               100,000   $  1,754,170  $   (803,215)   $     85,489   $  145,588,862
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund

Healtheon/WebMD Corp.(7)           6,611,290  $323,278,480   4,632,940   $203,458,277  $(17,538,805)             --   $  216,627,840
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund

Beasley Broadcast Group, Inc.
   - Class A                         408,185  $  6,227,340     408,185   $  6,227,340  $ (2,145,626)             --               --
Classic Communications, Inc.
   - Class A                         368,590    10,397,506          --             --             --             --   $    4,469,154
EduTrek International, Inc.
   - Class A                         591,000     3,841,500     591,000      3,841,500    (3,398,265)             --               --
Enzon, Inc.                               --            --     393,220      5,113,691     20,194,854             --       58,083,180
Globix Corp.(8)                           --            --          --             --             --             --       69,721,650
Interep National Radio Sales, Inc.
   - Class A                         346,475     4,502,667          --             --             --             --        1,992,231
Media 100, Inc.                      534,755    16,023,898          --             --             --             --       12,934,387
pcOrder.com, Inc.                    161,530     8,611,568      91,740      4,890,889    (2,709,973)             --        4,822,101
School Specialty, Inc.                    --            --          --             --             --             --       17,858,023
------------------------------------------------------------------------------------------------------------------------------------
                                              $ 49,604,479               $ 20,073,420  $  11,940,990                  $  169,880,726
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund

Assa Abloy A.B. - Class B                 --            --          --             --             --             --   $  425,775,968
Getronics N.V.                            --            --   2,800,717   $125,465,398  $  36,141,783   $    955,597      246,787,766
------------------------------------------------------------------------------------------------------------------------------------
                                                                         $125,465,398  $  36,141,783   $    955,597   $  672,563,734
------------------------------------------------------------------------------------------------------------------------------------

(5)  Adjusted for 2-for-1 stock split 3/31/00.
(6)  Adjusted for 10-for-1 stock split 1/26/00.
(7)  Name  change from  Healtheon  Corp.  to  Healtheon/WebMD  Corp.,  effective
     11/15/99.
(8)  Adjusted for 2-for-1 stock split 12/31/99 and 2/1/00.

                                         Janus Equity Funds / April 30, 2000  79

Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Fifteen series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Olympus, Janus Special Situations, Janus Strategic Value and Janus Twenty Funds, which are nondiversified.

     Janus  Strategic  Value  Fund  began   operations  on  February  29,  2000.
     Organization costs were borne by Janus Capital Corp. (Janus Capital).

     The following policies have been consistently followed by the Funds and are
     in  conformity  with  accounting   principles  generally  accepted  in  the
     investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith by the Funds' Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

     FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
     The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

     Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     INITIAL PUBLIC OFFERINGS
     The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

80  Janus Equity Funds / April 30, 2000

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining twelve Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

     FEDERAL INCOME TAXES
     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended April 30, 2000. For November and December 1999 each of the Funds were subject to the following schedule:

                    Average Daily Net         Annual Rate
     Fee Schedule   Assets of Fund           Percentage (%)
     ------------------------------------------------------
     Equity Funds   First $300 Million            .75
                    Next  $200 Million            .70
                    Over  $500 Million            .65
     ------------------------------------------------------

     Effective January 31, 2000, each Fund's management fee has been reduced to 0.65% of average daily net assets.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account (excluding Janus, Janus Venture and Janus Overseas Funds) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

     During December 1999, Janus Capital reimbursed the Overseas Fund $3,128,513 as a result of a valuation error.

     Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

     The Funds' expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months or period ended April 30, 2000, are noted below.

                                DST Securities,Inc.    Fund
                                    Commissions       Expense
                                       Paid*         Reduction*        DST Fees
--------------------------------------------------------------------------------
Janus Fund                          $  689,496       $  517,122       $1,035,807
Janus Balanced Fund                      2,448            1,836          137,136
Janus Enterprise Fund                       --               --          278,454
Janus Equity Income Fund                 8,119            6,089           91,803
Janus Global Life Sciences Fund            642              481          184,986
Janus Global Technology Fund             2,383            1,788          492,968
Janus Growth and Income Fund            77,670           58,253          441,726
Janus Mercury Fund                      90,323           67,743          780,222
Janus Olympus Fund                      52,620           39,465          440,067
Janus Overseas Fund                     17,828           13,371          193,739
Janus Special Situations Fund            5,500            4,125          186,333
Janus Strategic Value Fund                  --               --          113,141
Janus Twenty Fund                       49,817           37,363        1,342,183
Janus Venture Fund                          --               --          142,738
Janus Worldwide Fund                   237,959          178,469          663,647
--------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

                                         Janus Equity Funds / April 30, 2000  81

3.   FEDERAL INCOME TAX

     The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

     The net capital loss carryover noted below as of October 31, 1999 is available to offset future realized capital gains and thereby reduce further taxable gains distributions. This carryover expires October 31, 2007. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2000, are as follows:

                                                                                                                   Net
                                Net Capital Loss     Federal Tax        Unrealized          Unrealized        Appreciation/
                                   Carryovers            Cost          Appreciation       (Depreciation)     (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
Janus Fund                                  --    $ 30,460,889,994   $ 18,284,036,151   $ (1,508,947,034)   $ 16,775,089,117
Janus Balanced Fund                         --       3,787,565,231        487,346,200       (100,754,623)        386,591,577
Janus Enterprise Fund                       --       7,004,342,339      1,907,922,799     (1,233,797,002)        674,125,797
Janus Equity Income Fund                    --         886,602,846        214,830,837        (27,228,471)        187,602,366
Janus Global Life Sciences Fund   $ (5,781,052)      3,305,151,091        287,427,085       (414,379,813)      (126,952,728)
Janus Global Technology Fund                --       6,589,841,703      3,718,320,611       (599,207,490)      3,119,113,121
Janus Growth and Income Fund                --       6,232,698,430      3,059,004,132       (239,807,533)      2,819,196,599
Janus Mercury Fund                          --      13,907,279,683      4,729,296,257     (1,209,558,199)      3,519,738,058
Janus Olympus Fund                          --       6,140,862,112      2,667,455,699       (334,674,696)      2,332,781,003
Janus Overseas Fund                         --       6,739,549,700      4,122,651,727       (426,491,450)      3,696,160,277
Janus Special Situations Fund               --       1,301,354,915        640,174,454       (108,151,118)        532,023,336
Janus Strategic Value Fund                  --       2,711,892,789        301,622,258        (80,761,252)        220,861,006
Janus Twenty Fund                           --      19,626,294,225     17,308,485,797     (1,587,409,090)     15,721,076,707
Janus Venture Fund                          --       1,610,638,118        831,363,231       (255,626,283)        575,736,948
Janus Worldwide Fund                        --      28,000,417,550     15,385,331,379     (1,624,782,466)     13,760,548,913
-----------------------------------------------------------------------------------------------------------------------------

82  Janus Equity Funds / April 30, 2000

                                             Explanations of | Charts and Tables

1.   PERFORMANCE OVERVIEWS

     Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) to one or more widely used market indexes through April 30, 2000.

     When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

     Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

     The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

                                         Janus Equity Funds / April 30, 2000  83

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

     The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

84  Janus Equity Funds / April 30, 2000

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income/(loss) summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                         Janus Equity Funds / April 30, 2000  85

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